As filed with the Securities and Exchange Commission on January 14, 2020

Securities Act File No. 333-228959

Investment Company Act File No. 811-23407

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ PRE-EFFECTIVE AMENDMENT NO. 4

☐ POST-EFFECTIVE AMENDMENT NO.

YieldStreet Prism Fund Inc.

(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Approximate date of proposed public offering:
As soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share	100,000,000 shares	$10	$1,000,000,000	$121,200

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended.
(2)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED JANUARY 14, 2020

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

We are a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” As such, we are required to comply with certain regulatory requirements. See “Regulation” in our statement of additional information, or “SAI.” Our investment objective is to generate current income and, as a secondary objective, capital appreciation.

We intend to seek to achieve our investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide us with exposure to such securities, which we refer to collectively as “Credit Investments.” Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include, but are not limited to, automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, residential and commercial loans and mortgages, loan participations and assignments, and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases participation interests in the underlying loans, which we refer to as “Participation Interests.” The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” In addition to Credit Investments, we may also selectively acquire equity or similar ownership interests in assets of the type underlying the Credit Investments we intend to target, including, without limitation, real estate, litigation financing, securitizations or structured investments and merchant cash advances secured by cash flow or future earnings, which we refer to as “Equity Investments.” We refer to our Credit Investments and Equity Investments together collectively as our “Investments.” We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.  While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

An investment in our shares is not suitable for investors that require short-term liquidity:

•	Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

•	We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us.

•	You will have no right to require us to repurchase your shares or any portion thereof. See “Share Repurchase Program.”

•	Accordingly, you should consider that you may not have access to the money you invest until we cease our investment operations and liquidate our remaining portfolio, which will not occur until four years following the date on which we initially accept subscriptions from investors in connection with this offering (the “Initial Closing”).

•	This offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors.

•	Although we intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date,” it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio.

Accordingly, you may be unable to sell your shares and receive proceeds until at least four years following our Initial Closing in connection with this offering.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade—i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, but that are judged to be of comparable quality by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser (each, defined below). We expect that our Credit Instruments will primarily consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. In addition, while we do not presently have any intent to do so, we may in the future invest, either directly or through separate investment structures or vehicles, in “subprime loans,” including subprime residential mortgages, which generally involve borrowers with lower credit scores and a higher likelihood of default and would generally be considered below investment grade. See “Risk Factors – Risks Related to Our Investments Generally.” We would expect to apply the same valuation process to any such subprime loans and/or residential mortgages as we do to other Credit Instruments in our portfolio. See “Determination of Net Asset Value.”

We may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by us within seven days in the ordinary course of business at approximately the amount at which we have valued the securities). We may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of our assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these Investments may make it difficult for us to sell such Investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these Investments. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that we pay for or recover upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Investment of our assets in illiquid and restricted securities may restrict our ability to take advantage of market opportunities.

Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

Although not our primary focus, we may on an opportunistic basis acquire debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. Although we have no present intent to do so, we may also invest in a joint venture investment structure established with an unaffiliated third party investor where we and such investor have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

Particularly with respect to the Investments in the portion of our portfolio (the “Sub-Advised Portfolio”) managed by our sub-adviser, BlackRock Financial Management, Inc. (the “Sub-Adviser”), we may enter into certain types of derivatives transactions. We may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, total return swaps, index products and interest rate swaps) and may purchase and sell exchange listed and off exchange (“over the counter” or “OTC”) put and call options on securities and swap contracts, financial indices and future contracts and use other similar derivative instruments or management techniques (collectively, “Strategic Transactions”). We may use Strategic Transactions for hedging purposes or to enhance total return.

In accordance with the foregoing strategies, the Sub-Adviser may invest the Sub-Advised Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Sub-Adviser intends to invest the Sub-Advised Portfolio across multiple sectors and employ multiple strategies. The Sub-Adviser has the flexibility to allocate the Sub-Advised Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Furthermore, when making investments in Credit Investments (other than those in the Sub-Advised Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

Additionally, on an opportunistic basis, the Sub-Adviser intends to invest in non-U.S. issuers (“Non-U.S. Securities”). These securities may be U.S. Dollar-denominated or non-U.S. Dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, we will be subject to additional risks if the Sub-Adviser invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Also, the Sub-Adviser intends to invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Sub-Adviser’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Sub-Adviser invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-Adviser may not be able to sell the Sub-Advised Portfolio’s securities in amounts and at prices it considers reasonable. The U.S. Dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Consistent with its investment strategy, the Sub-Adviser, when appropriate, may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. government securities. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Sub-Adviser may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause us to suffer a loss of interest or principal on any of our holdings. See “Risk Factors – Risks Related to Our Investments Generally.”

Furthermore, our shares are priced in U.S. Dollars and the distributions paid to stockholders are paid in U.S. Dollars. However, a portion of our assets within the Sub-Advised Portfolio, may be denominated in non-U.S. currencies and the income received by us from such securities will be paid in non-U.S. currencies. The Sub-Advisor may, on an opportunistic basis, invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Sub-Adviser’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect an investment. The Sub-Adviser may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Sub-Adviser will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, the Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for us to benefit from favorable fluctuations in relevant foreign currencies. The Sub-Adviser may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. We do not expect a material portion of the Sub-Advised Portfolio to include investments denominated in non-U.S. currencies.

v

We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the Securities and Exchange Commission, or “SEC,” and/or SEC staff rules, guidance or positions. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our Investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Particularly with respect to the Investments in our Sub-Advised Portfolio, we may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this registration statement and are also referred to as “Strategic Transactions.” We cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our shares.

To the extent the terms of such transactions obligate us to make payments, we may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by us under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by us under the terms of such transactions is represented by the notional amounts of such investments, we would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by us under the terms of such transactions is represented by the market value of our current obligations, we would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate us to deliver particular securities to extinguish our obligations under such transactions, we may “cover” our obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide us with available assets to satisfy our obligations under such transactions. As a result of such earmarking, segregation or cover, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the 1940 Act’s limitations on borrowings discussed above, but may create leverage for us. To the extent that our obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in us maintaining securities positions we would otherwise liquidate, thereby segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” We are managed by YieldStreet Management, LLC (the “Adviser”), a Delaware limited liability company, which is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Our Adviser, which is wholly-owned and controlled by YieldStreet Inc. (“YieldStreet”), a Delaware corporation, oversees the management of our activities and is responsible for making investment decisions for our portfolio. Both our Adviser and YieldStreet are considered our affiliates. The Sub-Adviser and the Sub-Sub-Adviser may be deemed to be our affiliates by virtue of their service as sub-adviser and sub-sub-adviser, respectively, to us. Our Adviser also serves as our administrator, and in such capacity will provide, or arrange for the provision of, the administration services necessary for us to operate. Our Adviser, in its capacity as our administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on its behalf. The Sub-Adviser serves as sub-adviser for the Sub-Advised Portfolio. BlackRock International Limited and BlackRock (Singapore) Limited (each, a “Sub-Sub-Adviser”; we also refer to the Sub-Sub-Advisers collectively as the “Sub-Sub-Adviser,” as the context may require) serve as sub-sub-advisers for a portion of the Sub-Advised Portfolio.

We are offering up to 100 million shares of our common stock, $0.001 par value per share (our “shares”), in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $20,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $15 million by one year from the date of this prospectus, which we refer to as the minimum offering requirement.

We may from time to time impose requirements on purchasers of our shares in connection with this offering. For example, we intend to initially require all purchasers of our shares to confirm that they are “accredited investors,” as such term is defined in Regulation D under the Securities Act. We may in the future opt to modify or remove such requirement in our discretion. Any change to such requirement will be reflected in a supplement to this prospectus. In addition, we may allow certain investors with whom we or the Adviser, or our respective affiliates, have a relationship to submit subscriptions to us in advance of other investors in connection with a specific closing, though in such instances we would still accept all subscriptions for such closing simultaneously.

To purchase shares in this offering, you must establish an account through YieldStreet Inc.’s online investment portal (the “YieldStreet Investment Portal”) and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also establish an account in your name at Evolve Bank & Trust (“Evolve Bank”), an FDIC insured bank (or any successor to Evolve Bank we may contract with), through the YieldStreet Investment Portal, which we refer to as your “YieldStreet Wallet.” Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is approximately 1.45%. Pending satisfaction of the minimum offering requirement, we will withdraw the subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share. To the extent that our net asset value per share increases above the offering price then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our Board of Directors will delegate to one or more of its members the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our stockholders. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

Investing in our shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares begin trading publicly and trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. See “Risk Factors” beginning on page 31 to read about the risks you should consider before buying our shares, including the risk of leverage.

We intend to continue to issue shares, which subjects your ownership percentage in us to dilution. See “Risk Factors – Your interest in us will be diluted if we issue additional shares.”

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See “Available Information” for a listing of the contents of the SAI. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information and the SAI will be available free of charge by contacting us at 300 Park Avenue, 15th Floor, New York, NY 10022, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreetprismfund.com. You may also access this information and the SAI at www.yieldstreetprismfund.com. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of our stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available at www.yieldstreetprismfund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from us electronically through the YieldStreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreetprismfund.com. Your election to receive reports in paper will apply to all funds held with us.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)(2)	$10	$15,000,000	$1,000,000,000
Sales Load(3)	–	–	–
Proceeds to the Registrant and Other Persons(4)	$10	$15,000,000	$1,000,000,000

(1)	Assumes all shares are sold at the initial offering price per share.
(2)	Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein.

(3)	This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”
(4)	Before expenses incurred in connection with the offering and distribution of the shares offered hereby. We estimate that we will incur approximately $1.5 million of expenses in connection with this offering if the minimum number of shares is sold and approximately $2.0 million of expenses if the maximum number of shares is sold.

Because you will pay estimated offering expenses of up to 0.20% (assuming that the maximum number of shares is sold), if you invest $1,000 in our shares, $998 of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10, you would have to experience a total return on your investment of 0.21% in order to recover these expenses. See “Use of Proceeds.”

The date of this prospectus is [ ].

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. We will endeavor to avoid interruptions in the continuous offering of our shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

x

TABLE OF CONTENTS

ABOUT THIS PROSPECTUS	xi
PROSPECTUS SUMMARY	1
FEES AND EXPENSES	21
COMPENSATION OF THE INVESTMENT ADVISER, SUB-ADVISER AND THE SUB-SUB-ADVISER	22
QUESTIONS AND ANSWERS ABOUT THIS OFFERING	27
RISK FACTORS	31
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	71
USE OF PROCEEDS	72
DISTRIBUTIONS	73
INVESTMENT OBJECTIVE AND STRATEGY	73
DETERMINATION OF NET ASSET VALUE	86
MANAGEMENT	90
PORTFOLIO MANAGEMENT	98
INVESTMENT ADVISORY AGREEMENT	105
SUB-ADVISORY AGREEMENT	108
SUB-SUB-ADVISORY AGREEMENT	112
ADMINISTRATION AGREEMENT	115
DISTRIBUTION REINVESTMENT PLAN	117
DESCRIPTION OF OUR CAPITAL STOCK	119
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	126
PLAN OF DISTRIBUTION	133
TERMINATION DATE	137
SHARE REPURCHASE PROGRAM	138
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	140
LEGAL MATTERS	140
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	140
AVAILABLE INFORMATION	140
PRIVACY NOTICE	141
APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT	A-1

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our shares.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Registrant” and the “Company” refer to YieldStreet Prism Fund Inc., a Maryland corporation; the terms “YieldStreet Management” and the “Adviser” refer to YieldStreet Management, LLC, a Delaware limited liability company; the term “YieldStreet” refers to YieldStreet Inc., a Delaware corporation, which wholly owns and controls the Adviser; the term “Sub-Adviser” refers to BlackRock Financial Management, Inc.; the term “BlackRock International” refers to BlackRock International Limited; the term “BlackRock Singapore” refers to BlackRock (Singapore) Limited; the term “Sub-Sub-Adviser” refers to each of BlackRock International and BlackRock Singapore, or both collectively, in each case, as the context may require; and the term “Administrator” refers to YieldStreet Management when serving in its capacity as our administrator. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

YieldStreet Prism Fund Inc.

We are a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” As such, we are required to comply with certain regulatory requirements. See “Regulation” in our statement of additional information, or “SAI.” Our investment objective is to generate current income and, as a secondary objective, capital appreciation.

We intend to seek to achieve our investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide us with exposure to such securities, which we refer to collectively as “Credit Investments.” Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

We may also acquire Credit Investments that include, but are not limited to, automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, residential and commercial loans and mortgages, loan participations and assignments, and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases participation interests in the underlying loans, which we refer to as “Participation Interests.” The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. In addition to Credit Investments, we may also selectively acquire equity or similar ownership interests in assets of the type underlying the Credit Investments we intend to target, including, without limitation, real estate, litigation financing, securitizations or structured investments and merchant cash advances secured by cash flow or future earnings, which we refer to as “Equity Investments.” We refer to our Credit Investments and Equity Investments together collectively as our “Investments.” We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.  While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, but that are judged to be of comparable quality by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” We expect that our Credit Instruments will primarily consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. In addition, while we do not presently have any intent to do so, we may in the future invest, either directly or through separate investment structures or vehicles, in “subprime loans,” including subprime residential mortgages, which generally involve borrowers with lower credit scores and a higher likelihood of default and would generally be considered below investment grade. See “Risk Factors – Risks Related to Our Investments Generally.” We would expect to apply the same valuation process to any such subprime loans and/or residential mortgages as we do to other Credit Instruments in our portfolio. See “Determination of Net Asset Value.” Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

In addition to acquiring Credit Investments originated by others or in secondary market transactions, we may from time to time also originate our own loans and similar Credit Investments. We may make such loans and originate such Credit Investments to the extent permitted under the 1940 Act and the rules and regulations thereunder. Our selection process for Credit Investments we originate will mirror the process we apply to any other Credit Investments we may acquire, including the factors we consider such as maturity and duration of individual Credit Investments, borrower and loan types, and geographic location of borrowers. See “Investment Strategy” below. While we may opportunistically originate new Credit Investments in any industry in which we may invest, our origination activities will likely be weighted more towards certain investment areas, such as marine loans, where our Adviser has particular expertise or where attractive secondary market trades remain less available. Any Credit Investments we originate will be sourced directly through relationships maintained by our Adviser, and we do not intend to form any separate online loan platform or similar vehicle to publicly source potential new Credit Investments that we may originate.

In originating new Credit Investments, we will generally seek to apply underwriting criteria that we believe are consistent with those employed by other similarly situated originators within a particular industry space, including considering the relative creditworthiness of specific borrowers, the availability and value of collateral securing our investment, if any, and the risk-adjusted return associated with a proposed Credit Investment. We expect the relative weighting we apply to such criteria to vary, depending on the nature of the Credit Investment and the underlying borrower. Where we originate a new Credit Investment, we will often perform certain loan servicing obligations and may receive compensation from the underlying borrower to perform such functions. Loan servicing obligations are typically administrative in nature, and often include coordinating the payment of interest on a Credit Investment to the appropriate investors and notifying investors in the event of a breach of the terms of a Credit Investment. There are no limits on the number of Credit Investments we may originate to issuers in the same industry, other than pursuant to our fundamental policy not to invest more that 25% of our total assets in the securities of companies or entities engaged in any one industry or group of industries.

Although not our primary focus, we may on an opportunistic basis acquire debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. Although we have no present intent to do so, we may also invest in a joint venture investment structure established with an unaffiliated third party investor where we and such investor have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

Particularly with respect to the Investments in the portion of our portfolio (the “Sub-Advised Portfolio”) managed by our sub-adviser, BlackRock Financial Management, Inc. (the “Sub-Adviser”), we may enter into certain types of derivatives transactions. We may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps, total return swaps, index products and interest rate swaps) and may purchase and sell exchange listed and off exchange (“over the counter” or “OTC”) put and call options on securities and swap contracts, financial indices and future contracts and use other similar derivative instruments or management techniques (collectively, “Strategic Transactions”). We may use Strategic Transactions for hedging purposes or to enhance total return.

In accordance with the foregoing strategies, the Sub-Adviser may invest the Sub-Advised Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Sub-Adviser intends to invest the Sub-Advised Portfolio across multiple sectors and employ multiple strategies. The Sub-Adviser has the flexibility to allocate the Sub-Advised Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Furthermore, when making investments in Credit Investments (other than those in the Sub-Advised Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” We are managed by YieldStreet Management, which is registered as an investment adviser with the Securities and Exchange Commission, or “SEC,” pursuant to the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” YieldStreet Management, which is wholly-owned and controlled by YieldStreet, oversees the management of our activities and is responsible for making investment decisions for our portfolio. The Sub-Adviser and the Sub-Sub-Adviser, with respect to the Sub-Advised Portfolio and subject to the oversight of YieldStreet Management, oversee the management of our activities and are responsible for making investment decisions for the Sub-Advised Portfolio. Both YieldStreet Management and YieldStreet are considered our affiliates. The Sub-Adviser and the Sub-Sub-Adviser may be deemed to be our affiliates by virtue of their service as sub-adviser and sub-sub-adviser, respectively, to us. YieldStreet Management also serves as our administrator, and in such capacity will provide, or arrange for the provision of, the administration services necessary for us to operate. YieldStreet Management, in its capacity as our administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of YieldStreet Management, in its capacity as our administrator.

About Our Adviser, Sub-Adviser and Sub-Sub-Adviser

We are managed by YieldStreet Management pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, YieldStreet’s President and Chief Investment Officer, Cynthia Sachs, Managing Director of YieldStreet’s Art Finance vertical, Mitchell Rosen, YieldStreet’s Director of Real Estate, Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance and Milind Mehere, YieldStreet’s Chief Executive Officer. We refer to those investment professionals collectively as our “Senior Investment Professionals.” Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team.” References to the “Investment Team” in this registration statement in the context of providing investment management services to the Sub-Advised Portfolio, should be understood to refer to investment professionals of the Sub-Adviser and the Sub-Sub-Adviser. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Our Adviser also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which we refer to collectively as the “YieldStreet Platform.” See “Risk Factors – Risks Related to our Adviser and Its Affiliates.” Many of the current and future investment vehicles on the YieldStreet Platform have and will have investment objectives and investment strategies that overlap with ours. As of June 30, 2019, the YieldStreet Platform had total capital under management of approximately $503.7 million.

Our Senior Investment Professionals have significant experience and an extensive track record of investing in the Investments we intend to target. In addition, our Adviser has access to certain finance, accounting, legal and administrative personnel of YieldStreet and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.

A portion of our investments, particularly those Investments relating to liquid assets, will be managed by the Sub-Adviser (the portion of our portfolio comprising such investments, the “Sub-Advised Portfolio”), pursuant to a sub-advisory Agreement by and among the Company, our Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), with the assistance of each Sub-Sub-Adviser pursuant to a sub-sub investment advisory agreement between it and the Sub-Adviser (each a “Sub-Sub-Advisory Agreement” and collectively, the “Sub-Sub-Advisory Agreement”). The Sub-Adviser and the Sub-Sub-Adviser also manage and sub-advise other investment vehicles, which have investment objectives and investment strategies that overlap with ours.

The Sub-Adviser and the Sub-Sub-Adviser are wholly owned subsidiaries of BlackRock (“BlackRock” or “BlackRock, Inc.”). BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2018, BlackRock’s assets under management were approximately $5.8 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of December 31, 2018, advised a registered closed-end family of 73 active funds with approximately $45 billion in assets. BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2018, the firm had approximately 14,900 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

All final investment decisions with respect to our assets outside of the Sub-Advised Portfolio must be approved by Mr. Weisz, who we consider to be our portfolio manager. In addition to Mr. Weisz, Rick Rieder, Robert Wuertz and Jacob Caplain, who together must approve each investment included in the Sub-Advised Portfolio, may also be considered our portfolio managers.

Our Board of Directors, including our independent directors, will oversee and monitor our investment performance and relationship with our Adviser, the Sub-Adviser and the Sub-Sub-Adviser. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement”.

Contingent Funding Agreements

Prior to satisfaction of our minimum offering requirement, we may enter into certain contingent funding agreements with one or more loan originators or other asset managers, who we refer to collectively as “Originators,” to acquire Investments from them to the extent we satisfy our minimum offering requirement and conduct our Initial Closing before a specified date set forth in each such agreement, which we refer to as “Contingent Funding Agreements.” While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objective and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement. We may also elect to utilize such Contingent Funding Agreements after we satisfy the minimum offering requirement in anticipation of subsequent closings.

We expect that any such Contingent Funding Agreement would be structured to provide us with the right to either provide a loan to a specified borrower or acquire an existing Investment from an Originator for a period of up to 90 days, in either case upon terms determined at the time we enter into such Contingent Funding Agreement. We would generally expect to close on the Investments underlying any outstanding Contingent Funding Agreements in connection with each closing we conduct as part of the offering to which this prospectus relates. We will provide details regarding the specific terms of such Contingent Funding Agreements through supplements to this prospectus.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

We expect that any Contingent Funding Arrangements will generally not relate to investments in the Sub-Advised Portfolio.

We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Risk Factors

An investment in our shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our shares. The following are some of the risks an investment in us involves:

•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

•	Our Adviser has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

•	No public market will exist for our shares.

•	The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of our Board of Directors. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

•	We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations may be adversely affected.

•	Any significant disruption in service on the YieldStreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

•	An increase in interest rates may negatively affect our cost of capital and net investment income.

•	A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there may be uncertainty as to the value of our investments.

•	We may face specific risks associated with Investments we may acquire in real estate or real-estate related instruments, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

•	The presence of hazardous or toxic substances on our real estate investments, if any, could adversely affect our ability to sell such investments or to borrow using such investments as collateral.

•	Securities issued by entities which invest in real estate, including “real estate investment trusts” (“REITs”), generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate.

•	Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change.

•	Poor management on the part of the real estate company managing a property in which we hold an investment could adversely affect the financial performance of the corresponding project investment or expose it to unanticipated operating risk, which could reduce the property’s cash flow and adversely affect the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

•	An investment in non-U.S. issuers (“Non-U.S. Securities”) may be more volatile than U.S. securities as a result of less developed, efficient or liquid securities markets in non-U.S. financial markets.

•	Investments in emerging market countries may be considered speculative because economic and political systems are less fully developed in emerging countries and can be expected to be less stable than those of more developed countries.

•	Investments by the Sub-Adviser in frontier countries may be considered speculative because frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

•	Investments in securities denominated or quoted in currencies other than the U.S. Dollar may be impacted by changes in foreign currency exchange rates, which impact the value of securities within the Sub-Advised Portfolio and the unrealized appreciation or depreciation of investments.

•	Investments by the Sub-Adviser in sovereign debt involve special risks, including a foreign governmental issuer of debt or the governmental authorities that control the repayment of the debt being unable or unwilling to repay principal or pay interest when due.

•	Investment in loans and related Participation Interests are subject to unique risks.

•	Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

•	An investment in subprime loans may subject us to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with our investments in high yield securities.

•	We may be subject to certain risks as a result of originating loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments.

•	We may originate loans to foreign entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.

•	If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

•	Increasing interest rates and prepayment features in the market generally may decrease the value of our existing Credit Investments.

•	Uncertainty relating to the London Interbank Offered Rate (“LIBOR”) calculation process may adversely affect the value of our portfolio.

•	We may invest in assets with no or limited performance or operating history.

•	Investments in debt securities that are below investment grade, e.g. “junk bonds,” are speculative and may present us with a higher degree of risk.

•	Investments in Equity Investments by the Sub-Adviser may result in investment returns being subject to higher levels of volatility and market and issuer-specific risk than investments exclusively in debt securities.

•	We are exposed to fraud through the Investments held in our portfolio.

•	We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

•	We have not identified all of the specific investments that we will make with the proceeds from this offering and, except to the extent we have entered into any Contingent Funding Agreements in relation thereto, you will not have the opportunity to evaluate all such investments prior to purchasing our shares.

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•	We may be unable to sell a sufficient number of shares for us to achieve our investment objective.

•	If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

•	We may face additional competition due to the fact that individuals associated with our Adviser, Sub-Adviser or Sub-Sub-Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

•	Our ability to enter into transactions with our affiliates will be restricted.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable time frame.

•	If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•	Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

•	We may face various risks because of our Investments in the Sub-Advised Portfolio, including in connection with leverage, Strategic Transactions and derivatives, portfolio turnover, yield and ratings, unrated securities, equity instruments, dividend paying equity instruments, fixed income securities, corporate bonds, below investment grade securities, mortgage servicing rights, U.S. securities risk, mortgage related securities, asset-backed securities, collateralized debt obligations, structured investments, zero coupon securities, senior loans, second lien loans, counterparties and total return swaps.

See “Risk Factors” beginning on page 31 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our shares.

Investment Strategy

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, residential and commercial loans and mortgages, loan participations and assignments, and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. In addition to Credit Investments, we may also selectively acquire Equity Investments. We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade—i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, but that are judged to be of comparable quality by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” We expect that our Credit Instruments will primarily consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. In addition, while we do not presently have any intent to do so, we may in the future invest, either directly or through separate investment structures or vehicles, in “subprime loans,” including subprime residential mortgages, which generally involve borrowers with lower credit scores and a higher likelihood of default and would generally be considered below investment grade. See “Risk Factors – Risks Related to Our Investments Generally.” We would expect to apply the same valuation process to any such subprime loans and/or residential mortgages as we do to other Credit Instruments in our portfolio. See “Determination of Net Asset Value.” Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

Although not our primary focus, we may on an opportunistic basis acquire debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. Although we have no present intent to do so, we may also invest in a joint venture investment structure established with an unaffiliated third party investor where we and such investor have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

Particularly with respect to the Investments in the Sub-Advised Portfolio, we may enter into certain types of derivatives transactions and other management techniques. We may use such Strategic Transactions for hedging purposes or to enhance total return.

In accordance with the foregoing strategies, the Sub-Adviser may invest the Sub-Advised Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Sub-Adviser intends to invest the Sub-Advised Portfolio across multiple sectors and employ multiple strategies. The Sub-Adviser has the flexibility to allocate the Sub-Advised Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Furthermore, when making investments in Credit Investments (other than those in the Sub-Advised Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

Additionally, on an opportunistic basis, the Sub-Adviser intends to invest in non-U.S. issuers ("Non-U.S. Securities”). These securities may be U.S. Dollar-denominated or non-U.S. Dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, we will be subject to additional risks if the Sub-Adviser invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Also, the Sub-Adviser may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Sub-Adviser’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Sub-Adviser invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-Adviser may not be able to sell the Sub-Advised Portfolio’s securities in amounts and at prices it considers reasonable. The U.S. Dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Consistent with its investment strategy, the Sub-Adviser, when appropriate, may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. government securities. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Sub-Adviser may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause us to suffer a loss of interest or principal on any of our holdings. See “Risk Factors – Risks Related to Our Investments Generally.”

Furthermore, our shares are priced in U.S. Dollars and the distributions paid to stockholders are paid in U.S. Dollars. However, a portion of our assets within the Sub-Advised Portfolio, may be denominated in non-U.S. currencies and the income received by us from such securities will be paid in non-U.S. currencies. The Sub-Advisor may, on an opportunistic basis, invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Sub-Adviser’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect an investment. The Sub-Adviser may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Sub-Adviser will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, the Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for us to benefit from favorable fluctuations in relevant foreign currencies. The Sub-Adviser may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. We do not expect a material portion of the Sub-Advised Portfolio to include investments denominated in non-U.S. currencies.

Our Investment Team’s model is predicated on working with Originators who can provide access to potentially attractive investment opportunities and other deal flow. Our Investment Team works to identify and cultivate relationships with experienced Originators that they believe have significant experience in their specific asset class and have experience and a track record originating and servicing the types of loans we expect to target for investment. These Originators typically work with and perform due diligence on potential borrowers in connection with structuring and negotiating loans with them. These Originators also generally retain responsibility for servicing any loans they originate through their respective life cycles. Our Investment Team vets and conducts due diligence on potential Originators, including reviewing their background, credit and underwriting policies, evaluating their existing loan portfolio and performance and reviewing their business policies, among other things. Once an Originator has been vetted by our Investment Team, our Investment Team will then evaluate potential investment opportunities from that Originator that may be suitable for us and make investment decisions on a deal-by-deal basis. In addition, in certain circumstances where our Investment Team has in-house expertise or has partnered with an expert in a particular asset class, we will negotiate loans directly with borrowers. In such circumstances, those loans are typically serviced by an experienced third-party servicer. Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect. We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated Investments and secondary market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles on the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Furthermore, even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles comprising the YieldStreet Platform, only in accordance with existing regulatory guidance.

To seek to enhance our returns and manage our liquidity needs, we expect to borrow money from time to time at the discretion of our Adviser, Sub-Adviser and Sub-Sub-Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to investing and well-aligned with our investment strategy and portfolio composition. In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds or the proceeds of preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors – Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of certain of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will initially be the only method of liquidity that we expect to offer, and you should not rely on any additional form of liquidity to develop or be provided, either through the development of a trading market for our shares or otherwise. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

Our shares are not currently listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

See “Investment Objective and Strategy” for additional information regarding our investment strategy.

Investment Philosophy of the Sub-Adviser and the Sub-Sub-Adviser

Each of the Sub-Adviser and the Sub-Sub-Adviser believes that the knowledge and experience of its Opportunistic Investment Team, coupled with BlackRock’s global fixed income platform, provide differentiated market access and a dynamic approach to sourcing, implementing and monitoring trade ideas across public and private markets. Each of the Sub-Adviser’s and the Sub-Sub-Adviser’s investment process applies multiple layers of analytics in an effort to capitalize on opportunities in the public and private fixed income markets. Within this framework, the Sub-Adviser and the Sub-Sub-Adviser identify investments they believe to have attractive characteristics and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the fixed income market. Risk/reward analysis is a key component of each of the Sub-Adviser’s and the Sub-Sub-Adviser’s macro view. Each of the Sub-Adviser and the Sub-Sub-Adviser evaluate the global information flow and proprietary analysis from their regional experts to determine the evolution of macro-economic trends, monetary policy and government policy. Once such evaluation is complete, each of the Sub-Adviser and the Sub-Sub-Adviser determine what they believe to be optimal portfolio positioning. Over time the Sub-Adviser and the Sub-Sub-Adviser will seek to optimize portfolio positioning based on this ongoing analysis.

Bottom-up security selection is focused on identifying investments that each of the Sub-Adviser and the Sub-Sub-Adviser believes to have the most attractive characteristics within the public and private fixed income markets. In doing so, each of the Sub-Adviser and the Sub-Sub-Adviser endeavors to execute a diversified bond strategy and harvest the illiquidity premium. Each of the Sub-Adviser and the Sub-Sub-Adviser believe that by leveraging BlackRock’s significant investment resources, access, insight, and scale with committed and patient capital, there is an opportunity to generate attractive, risk-adjusted returns for investors through our investment strategy.

See “Investment Objective and Strategy” for additional information regarding our investment strategy.

Credit Investment Servicing

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider, which we refer to as a “Servicer.” Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. To the extent applicable, our Investment Team will monitor the performance of the Servicers to the Credit Investments we hold in our portfolio.

We generally expect the Servicer of a Credit Investment to provide updates on that Credit Investment and submit payments according to a payment schedule. In certain situations, such as in connection with a Credit Investment in litigation finance, while interest may continue to accrue, there may not be a periodic cash payment schedule and such Credit Investment’s payment amounts and timing may be dependent on certain events, such as settlement of a case. Our Investment Team relies on the Servicer of a Credit Investment to do the following tasks:

•	Collect payments in accordance with the schedule and disburse payments to us;

•	Notify us of any delays in payments and the reason for such delays;

•	Notify us of any non-compliance with a Credit Investment’s terms or covenants;

•	Conduct collateral review and verification, if necessary; and

•	Conduct on-site inspections and meetings, if necessary.

Our Investment Team will review servicing reports to ensure the disbursements to us are in accordance with the terms of the Credit Investment. Upon notification by the Servicer of an actual, pending or potential default or impairment (or in a pro-active fashion, if initiated by our Investment Team), our Investment Team will contact the Originator to obtain additional information on our investment. This may include direct conversations with the borrower. While the specific set of actions to be taken in any given scenario may change depending on the circumstances at the time of an actual, pending or potential default or impairment of the Credit Investment, our Investment Team and the Originator will generally discuss and agree upon default and/or impairment scenario contingency plans in advance of our investment in a Credit Investment, with subsequent follow up regarding potential action plans upon the occurrence of such an event. Potential actions to be taken, in coordination with the Originator, may include the following:

•	developing a plan to regain compliance and/or negotiating a forbearance agreement;

•	potentially re-underwrite and restructure the loan to preserve capital and accelerate repayment; and

•	foreclosure on and liquidation of the collateral to preserve capital for the noteholders, including us.

Where we rely solely on Originators to service the Credit Investments and to maintain relationships with borrowers, our Investment Team does not necessarily have the servicing resources or wherewithal to cure any potential default or impairment of a Credit Investment. If the Investment Team believes that the Originator is not acting in the best interest of the Credit Investment, the Investment Team may appoint a back-up servicer in situations where it has discretion to do so. However, because we may buy Participation Interests and own only a portion of a Credit Investment, we may not be the majority owner or have the right to change the Originator.

We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Sale of Investments

With respect to our Investments that are not included in the Sub-Advised Portfolio, we do not plan on acquiring Investments for the primary purpose of reselling such Investments in the ordinary course of business. However, we may sell such Investments, or fractional interests in such Investments, when our Investment Team determines that it may be advantageous for us to do so, based upon then current interest rates, the length of time that the Investment has been held by us and our investment objective and strategies.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We believe that we will benefit from the experience of our Investment Team in managing a variety of investment vehicles on the YieldStreet Platform, which includes focusing on sourcing, structuring, executing and monitoring a broad range of investments. We believe the members of our Investment Team possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness are not expected to be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

Disciplined, income-oriented investment philosophy. Our Adviser, Sub-Adviser and Sub-Sub-Adviser expect to employ an investment approach focused on current income, capital preservation and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions that could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Unique, digital distribution channel. As a digital platform, the YieldStreet Investment Portal provides us with a means of distributing our shares without the expense of traditional distribution channels. While we may also utilize traditional distribution channels, we expect that the majority of our distribution efforts will be conducted through the YieldStreet Investment Portal.

Plan of Distribution

We are offering up to 100 million shares in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $20,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $15 million by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, your subscription payment will be placed into an account in your name at Evolve Bank & Trust (“Evolve Bank”), an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. We refer to the account established at Evolve Bank through the online investment portal maintained by our affiliate, YieldStreet, as your “YieldStreet Wallet.” Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is approximately 1.45%. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share. To the extent that our net asset value per share increases above the offering price then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our Board of Directors will delegate to one or more of its members the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our stockholders.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

We may from time to time impose requirements on purchasers of our shares in connection with this offering. For example, we intend to initially require all purchasers of our shares to confirm that they are “accredited investors,” as such term is defined in Regulation D under the Securities Act. We may in the future opt to modify or remove such requirement in our discretion. Any change to such requirement will be reflected in a supplement to this prospectus. In addition, we may allow certain investors with whom we or the Adviser, or our respective affiliates, have a relationship to submit subscriptions to us in advance of other investors in connection with a specific closing, though in such instances we would still accept all subscriptions for such closing simultaneously.

To purchase shares in this offering, you must establish an account through YieldStreet’s online investment portal (the “YieldStreet Investment Portal”) and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. See “—How to Subscribe.”

How to Subscribe

Investors seeking to purchase our shares must first establish an account on the YieldStreet Investment Portal and have a YieldStreet Wallet. To submit a subscription in connection with this offering, you must complete and execute a subscription agreement through the YieldStreet Investment Portal for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. By executing a subscription agreement via electronic signature through the YieldStreet Investment Portal, you make certain representations and warranties upon which we will rely in accepting subscriptions, attest that you meet the requirements as stated in the subscription agreement and agree to be bound by all of its terms. You must carefully read and execute the subscription Agreement.

Subscriptions will be effective only upon our acceptance, and we reserve the sole and absolute right to reject any subscription tendered for any reason or no reason, or to accept it in part only. Subscription agreements are non-cancelable and irrevocable by you and subscription funds are non-refundable for any reason, except with our express written consent or as expressly set forth herein or in the subscription agreement. You will only become a stockholder when we (i) countersign your subscription agreement, and (ii) withdraw the full amount of your subscription payment from your YieldStreet Wallet in payment for your shares. In addition, an approved trustee must process and forward to us any subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make Investments, with an emphasis on current income. Those Investments will primarily take the form of Credit Investments, including Participation Interests, and to a lesser extent Equity Investments. See “Investment Objective and Strategy.” The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or provide variation in our portfolio.

We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive opportunities and market conditions. We expect that it may take more than three months to invest all of the proceeds of each closing, in part because the private credit investments we intend to acquire often require substantial prior research and due diligence. This time frame may be shorter to the extent we enter into Contingent Funding Agreements prior to a closing. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC. These securities may have lower yields than our other Investments and accordingly result in lower distributions, if any, by us during such period. See “Use of Proceeds.”

Share Repurchase Program

Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors, in its sole discretion, unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each stockholder and is not being made through this prospectus.

We will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the quarterly net asset value per share of our common stock as most recently determined by our Board of Directors prior to the date of repurchase.

In connection with its consideration of whether to repurchase shares, our Board of Directors will consider any requests it has received from stockholders. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. Further, we will not be obligated to repurchase shares if doing so would violate restrictions on distributions under applicable federal or Maryland law, including Section 2-311 of the Maryland General Corporation Law, prohibiting distributions that would cause us to fail to meet statutory tests of solvency. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or our Board of Directors determines not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

While we intend to conduct quarterly repurchase of our shares as described above, we are not required to do so and our Board of Directors may suspend or terminate the share repurchase program at any time. See “Share Repurchase Program.”

Termination Date

We intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date.” While a portion of our assets will likely be liquid as of our termination date, it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio. We expect our Adviser to manage the term and duration of illiquid Investments within our portfolio to minimize the amount of time it will require us to fully liquidate our investment portfolio following our termination date. Subject to the approval of our Board of Directors, we expect to distribute capital received from the sale, repayment or redemption of the Investments that we hold on a quarterly basis following our termination date.

We do not intend to conduct any share repurchase offers subsequent to our termination date. However, prior to our termination date, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Although we do not anticipate them doing so at this time, our Board of Directors will retain the authority to explore alternatives to our liquidation following our termination date in the event that our Board of Directors determines that an alternative transaction would be in our best interests and the best interests of our stockholders. We would only pursue such an alternative transaction with the approval of our stockholders and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

Advisory Fees

Each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will be compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

Under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a management fee (the “Sub-Adviser Management Fee”) from the Adviser. The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of our net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•	0.55% per annum for the first $500 million of the Net Allocated Assets;

•	0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and

•	0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Sub-Adviser, equal to an allocable portion of the Sub-Adviser Management Fee determined by reference to each Sub-Sub-Adviser’s relative contribution to management of the Sub-Advised Portfolio, along with the Sub-Adviser (the “Sub-Sub-Adviser Management Fee”). Any Sub-Sub-Adviser Management Fees will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. No Sub-Sub-Adviser Management Fees will be paid by us or the Adviser.

Our Adviser, Sub-Adviser and Sub-Sub-Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under our Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, respectively, other than the Adviser Management Fee, the Sub-Adviser Management Fee and the Sub-Sub-Adviser Management Fee, respectively. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and the “Sub-Sub-Advisory Agreement”.

Administration

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses, including organizational and offering expenses, that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Under the Administration Agreement, among other services and items provided, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. The Administrator also serves as our Adviser. The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of the Administrator. See “Administration Agreement.”

Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

Conflicts of Interest

Our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates allocate their time between advising us and our Adviser, the Sub-Adviser and the Sub-Sub-Adviser, as applicable, in connection with identifying investment opportunities and making investment recommendations, and between managing other investment activities and business activities in which they may be involved, including (in the case of the Adviser) managing the other investment vehicles comprising the YieldStreet Platform;

•	The compensation payable to our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law, the 1940 Act and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•	We may compete with certain affiliates for investment opportunities, including other investment vehicles on the YieldStreet Platform, subjecting our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to us or on our behalf;

•	Regardless of the quality of the assets acquired or the services provided to us, or whether we make distributions to our stockholders, our Adviser will receive the Adviser Management Fees from us, the Sub-Adviser will receive the Sub-Adviser Management Fees from the Adviser and the Sub-Sub-Adviser will receive the Sub-Sub-Adviser Management Fees from the Sub-Adviser, and the Adviser, Sub-Adviser and Sub-Sub-Adviser will receive reimbursement of routine non-compensation overhead expenses, from us (in the case of the Adviser), the Adviser (in the case of the Sub-Adviser) or the Sub-Adviser (in the case of the Sub-Sub-Adviser) in connection with the management of our portfolio (in the case of the Adviser) or the Sub-Advised Portfolio (in the case of the Sub-Adviser and the Sub-Sub-Adviser);

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients (if any) for which our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser provide investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•	Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

•	YieldStreet and its affiliates may have existing business relationships or access to material, non-public information that would prevent our Adviser, Sub-Adviser and/or Sub-Sub-Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective—a comparable conflict may arise in connection with the Sub-Adviser and the Sub-Sub-Adviser and their affiliates;

•	Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or their affiliates, as applicable. Affiliates of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser have no obligation to make their originated investment opportunities available to us; and

•	To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including current and future investment vehicles on the YieldStreet Platform. However, there can be no assurance when or if we will obtain such exemptive relief. Furthermore, even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, Sub-Sub-Adviser or any of their affiliates are investing or are invested. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate investment opportunities for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Available Information

Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 300 Park Avenue, 15th Floor New York, NY 10022, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreetprismfund.com. You may also access these reports at www.yieldstreetprismfund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part. See “Available Information.”

Distributions

Subject to our Board of Directors’ discretion and applicable legal restrictions, our Board of Directors expects to authorize, and we intend to declare and pay ordinary cash distributions on a quarterly basis beginning no later than the end of the calendar quarter during which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using quarterly record dates with each stockholder eligible to receive distributions as of the end of the quarter during which we accept the stockholder’s subscription for our shares. We expect our Board of Directors to set the record date, payment date and amount of our first cash distribution in advance of our Initial Closing. From time to time, we may also pay interim special distributions in cash or in our shares at the discretion of, and when authorized by, our Board of Directors. For example, our Board of Directors may periodically authorize share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment. In addition, we would generally expect our Adviser to waive any fees and expenses that would otherwise be payable to it on the portion of such distributions that represent a return of capital to you. Each year a statement on Form 1099-DIV identifying the source of the distribution will be delivered to our stockholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

Distribution Reinvestment Plan

We intend to adopt an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed pursuant to our distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 300 Park Avenue, 15th Floor New York, NY 10022. YieldStreet maintains the YieldStreet Investment Portal, as well as www.yieldstreetprismfund.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “YieldStreet Prism Fund Inc.,” or that “we” or, in the case of the Sub-Adviser Management Fee, our “Adviser” or in the case of the Sub-Sub-Adviser Management Fee (defined below), our “Sub-Adviser,” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales Load(2)	—
Offering expenses(3)	0.80%
Distribution reinvestment plan fees(4)	—
Total stockholder transaction expenses	0.80%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management Fee(5)	1.00%
Interest payments on borrowed funds(6)	1.50%
Other expenses(7)	0.50%
Total Annual Expenses	3.00%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return:(1)(6)	$38	$99	$163	$334

(1) Amount assumes that we sell $250 million worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $248 million, that our average net assets during such period equal one-half of the net offering proceeds, or $124 million, and that we utilize leverage at a rate equal to 25.00% of our average assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $250 million worth of our shares during the following twelve months.

(2) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

(3) Amount reflects maximum offering expenses to be paid by us of up to $2 million if we raise $250 million in gross proceeds. If we sell the maximum number of shares, we estimate we will incur offering expenses of 0.20% of gross offering proceeds. For the avoidance of doubt, the aggregate amount of organizational and offering expenses that may be reimbursed to the Administrator and the Adviser, will be subject to the expense reimbursement limitation described below. See “Administration Agreement.”

(4) The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5) Includes the Adviser Management Fees, the Sub-Adviser Management Fees and the Sub-Sub-Adviser Management Fees. The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of our net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•	0.55% per annum for the first $500 million of the Net Allocated Assets;
•	0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and
•	0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser will be entitled to a Sub-Sub-Adviser Management Fee, computed daily and payable monthly by the Sub-Adviser, equal to an allocable portion of the Sub-Adviser Management Fee determined by reference to each Sub-Sub-Adviser’s relative contribution to management of the Sub-Advised Portfolio, along with the Sub-Adviser. Any Sub-Sub-Adviser Management Fees will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. No Sub-Sub-Adviser Management Fees will be paid by us or the Adviser.

The figure in the table is calculated assuming that we have average net assets of $124 million during the following twelve months and average Net Allocated Assets of $62.0 million. See “Investment Advisory Agreement—Advisory Fees,” “Sub-Advisory Agreement—Advisory Fees” and “Sub-Sub-Advisory Agreement—Advisory Fees”.

(6) We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares until the proceeds of the Initial Closing of this offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we utilize leverage at a rate equal to 25.00% of our average net assets at an assumed interest rate of 6.00% per annum.

(7) Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter. For purposes of the calculations above, we have assumed that we will incur approximately $2 million of additional operating expenses during the following twelve months not otherwise subject to the expense reimbursement limitation under our Administration Agreement.

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

COMPENSATION OF THE INVESTMENT ADVISER, SUB-ADVISER AND THE SUB-SUB-ADVISER

We compensate our Adviser for the investment and management of our assets. Our Adviser compensates the Sub-Adviser for the investment and management of the Sub-Advised Portfolio. Our Sub-Adviser compensates the Sub-Sub-Adviser for the investment and management of the Sub-Advised Portfolio. The most significant items of compensation, fees and other payments that we expect to pay to the Adviser and its affiliates, that our Adviser expects to pay the Sub-Adviser and that the Sub-Adviser expects to pay the Sub-Sub-Adviser, are included in the table below.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)

Reimbursement to Our Adviser

Other organization and offering expenses(2) (3)	We reimburse our Adviser and Administrator for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause organizational and offering expenses borne by us to exceed the lesser of (i) 13.33% of the gross offering proceeds as the amount of proceeds increases and (ii) 0.125% (0.50% annualized) of our net assets each calendar quarter (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-investment management expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter. If we issue the maximum amount offered, we estimate that these expenses would be $2 million, or 0.20% of the gross offering proceeds.	$2 million

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Our Investment-related expenses(4)	Our Adviser reimburses the Sub-Adviser for our investment-related expenses it has incurred.

Investment Adviser Fees

Adviser Management Fee	The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. The Adviser Management Fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the Adviser Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as our Adviser shall determine.	$10 million annually

Sub-Adviser Management Fee

The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of our net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•      0.55% per annum for the first $500 million of the Net Allocated Assets;

•      0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and

•     0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

$2.75 million annually(5)

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Sub-Sub-Adviser Management Fee	Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Sub-Adviser, equal to an allocable portion of the Sub-Adviser Management Fee determined by reference to each Sub-Sub-Adviser’s relative contribution to management of the Sub-Advised Portfolio, along with the Sub-Adviser (the “Sub-Sub-Adviser Management Fee”). Any Sub-Sub-Adviser Management Fees will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. No Sub-Sub-Adviser Management Fees will be paid by us or the Adviser.	Included in the Sub-Adviser Management Fee

Other Expenses

Other operating expenses	Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement. We will bear all fees, costs and expenses, including organizational and offering expenses, incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter. For purposes of the above calculation, we have assumed that we will incur approximately $2 million of additional operating expenses annually not subject to the expense reimbursement limitation set forth in the Administration Agreement, assuming we sell the maximum number of shares offered pursuant to this prospectus.	$5 million annually

(1)	Assumes all shares are sold at the initial offering price of $10 per share.
(2)	This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus.
(3)	The organizational and offering-related expense reimbursement consists of costs incurred by our Adviser and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our Adviser.
(4)	Our investment-related expenses include, but are not limited, the cost of securities, commodities and other investments purchased or sold for us (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses incurred in connection with acquiring, holding or disposing of our investments, including any legal or third-party service fees incurred in connection with securities held for us.
(5)	Assumes the Net Allocated Assets are $500,000,000.

The advisory fees payable to our Adviser, the Sub-Adviser and the Sub-Sub-Adviser are not based on the performance of our investments. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement” in this prospectus and “Certain Relationships and Related Party Transactions” in the SAI for a more detailed description of the fees and expenses payable to our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and the conflicts of interest related to these arrangements. A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:         What is a “RIC”?

A:         A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income or capital gains that it distributes to its stockholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:         Who will choose which investments to make?

A:         All final investment decisions with respect to our assets outside of the Sub-Advised Portfolio must be approved by Mr. Weisz, who we consider to be our portfolio manager. In addition to Mr. Weisz, Rick Rieder, Robert Wuertz and Jacob Caplain, who together must approve each investment included in the Sub-Advised Portfolio, may also be considered our portfolio managers. Our Board of Directors, including our independent directors, will oversee and monitor our investment performance and relationship with our Adviser, the Sub-Adviser and the Sub-Sub-Adviser, and, beginning with the second anniversary of the date of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, will annually review the compensation we pay to our Adviser, that the Adviser pays to the Sub-Adviser and that the Sub-Adviser pays to the Sub-Sub-Adviser to determine that the provisions of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are carried out. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement”.

Q:         What is the experience of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser?

A:         Our investment activities are managed by our Adviser, which, under the supervision of our Board of Directors, oversees the management of our activities and the day-to-day management of our investment operations. The Sub-Adviser and the Sub-Sub-Adviser serve as the sub-adviser and sub-sub-adviser, respectively for the Sub-Advised Portfolio. Our Adviser’s professionals have significant experience across private lending and private equity investing, including experience advising and managing the other investment vehicles that comprise the YieldStreet Platform. The Sub-Adviser’s and the Sub-Sub-Adviser’s professionals have significant experience advising and managing investment vehicles, including those that invest in the assets that comprise the Sub-Advised Portfolio. See “Management” and “Portfolio Management” for more information on the experience of our Adviser’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s professionals.

Q:         How long will this offering last?

A:         This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. Your ability to purchase shares and submit shares for repurchase will not be affected during this time. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

Q:         What happens if you do not raise a minimum of $15 million in this offering?

A:         We will not sell any shares unless we receive a minimum of $15 million in cash for our shares, all of which must be from persons who are not affiliated with us or our directors, officers, Adviser, or the Sub-Adviser or the Sub-Sub-Adviser, by one year from the date of this prospectus. Purchases by our directors, officers and any affiliates of us, our Adviser, or the Sub-Adviser or the Sub-Sub-Adviser will not count toward meeting this minimum threshold. Pending satisfaction of this condition, your full subscription payment will remain in your YieldStreet Wallet. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

Q:         Will I receive a share certificate?

A:         No. As permitted by Maryland law, our Board of Directors has authorized the issuance of our shares without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. Unless otherwise authorized by our Board of Directors, all of our shares will be issued in book-entry form only through our transfer agent, DST Asset Manager Solutions, Inc. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs. A stockholder may view on the YieldStreet Investment Portal a record of the shares such stockholder owns and may print copies for its records. It is possible that at some point in the future, our shares may be eligible for clearance and settlement through a national clearing agency, which is an entity that acts as an intermediary in making payments or deliveries or both in connection with securities transactions and may permit the settlement of securities transactions without the physical delivery of subscription applications.

Q:         How do I subscribe for shares?

A:         To purchase shares in this offering, you must establish an account through the YieldStreet Investment Portal and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet and fund the full amount of your subscription payment at the time you submit your subscription. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. You will only become a stockholder when we (i) countersign your subscription agreement, and (ii) withdraw the full amount of your subscription payment from your YieldStreet Wallet in payment for your shares. See “—How to Subscribe.”

Q:         Is there any minimum initial investment required?

A:         Yes. To purchase shares in this offering, you must purchase the minimum permitted subscription amount, which will initially be $20,000, although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:         Can I invest through my IRA, Keogh, 401(k) Plan or other Self-Directed Employee Benefit Plan?

A:         Yes, if we have an existing arrangement with the trustee or Custodian, as applicable, of your particular IRA or employee benefit plan. The trustee or Custodian, as applicable, must process and forward to us subscriptions made through IRAs, Keogh plans, 401(k) plans and other self-directed employee benefit plans and the cash to be invested. In the case of investments by IRAs, Keogh plans, 401(k) plans and other self-directed employee benefit plans, we will send the confirmation and notice of our acceptance to the trustee or Custodian, as applicable. Please be aware that in purchasing shares, the individual directing such investment may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or “ERISA,” or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or Custodian of an investing IRA or employee benefit plan should determine that such an investment would be permissible under the governing instruments of such IRA or employee benefit plan and applicable law.

Q:         How will the payment of fees and expenses affect my invested capital?

A:         The payment of fees and expenses will reduce the funds available to us for investments and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares.

Q:         Will the distributions I receive be taxable?

A:         Cash distributions by us generally are taxable to U.S. stockholders as either dividend income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:         When will I get my detailed tax information?

A:         We (or the applicable withholding agent) will provide to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:         Will I be notified on how my investment is doing?

A:         Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 300 Park Avenue, 15th Floor New York, NY 10022, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreetprismfund.com. You may also access these reports at www.yieldstreetprismfund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part. See “Available Information.”

Q:         Will I be able to sell my shares in a secondary market?

A:         Our shares are not currently listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Because of the lack of a trading market for our shares, holders of shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:         Are there any restrictions on the transfer of shares?

A:         No, provided that you comply with certain conditions to transfer set forth in the subscription agreement, including that the recipient has an existing YieldStreet Wallet. Shares will have no preemptive, exchange, conversion or redemption rights, will generally have no appraisal rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, our shares are not listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors – Risks Related to an Investment in Our Shares.”

Q:         Will I otherwise be able to liquidate my investment?

A:         We intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date.” While a portion of our assets will likely be liquid as of our termination date, it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio. We expect our Adviser to manage the term and duration of illiquid Investments within our portfolio to minimize the amount of time it will require us to fully liquidate our investment portfolio following our termination date. Subject to the approval of our Board of Directors, we expect to distribute capital received from the sale, repayment or redemption of the Investments that we hold on a quarterly basis following our termination date.

Q:         Who can help answer my questions?

A:         If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact us at:

YieldStreet Prism Fund Inc.

300 Park Avenue, 15th Floor
New York, NY 10022

Attention: Investor Services

Phone: (844) 943-5378

Email: investments@yieldstreetprismfund.com

RISK FACTORS

Investing in our shares involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We have not identified all of the specific investments that we will make with the proceeds from this offering and, except to the extent we have entered into any Contingent Funding Agreements in relation thereto, you will not have the opportunity to evaluate all such investments prior to purchasing our shares.

Neither we nor our Adviser, the Sub-Adviser or the Sub-Sub-Adviser have presently identified, made investments in or contracted to make any investments, except to the extent we have entered into any Contingent Funding Agreements. As a result, except to the extent we have entered into any Contingent Funding Agreements, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our shares. You must rely on our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and our Board of Directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

We were incorporated on December 17, 2018 and will not commence operations until we receive gross proceeds of $15 million, all of which must be from persons who are not affiliated with us or our directors, officers, Adviser, the Sub-Adviser or the Sub-Sub-Adviser, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our shares could decline substantially.

Our Board of Directors may change our investment objective by providing our stockholders with 60 days’ prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. In addition to Credit Investments, we may also selectively acquire Equity Investments. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

Our ability to achieve our investment objective depends on our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s ability to manage and support our investment process. If our Adviser, the Sub-Adviser and/or the Sub- Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will evaluate, negotiate, structure, execute, monitor and service our investments (generally, in the case of the Adviser, and with respect to those investments in the Sub-Advised Portfolio, in the case of the Sub-Adviser and the Sub-Sub-Adviser). Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. The departure of any of our Adviser’s, the Sub-Adviser’s or the Sub-Sub-Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement, the Sub-Sub-Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us, the Sub-Advisory Agreement may be terminated at any time, without penalty, by our Sub-Adviser upon 60 days’ notice to the Adviser, and the Sub-Sub-Advisory Agreement may be terminated at any time, without penalty, by our Sub-Sub-Adviser upon 60 days’ notice to the Sub-Adviser. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or Administrator.

We may face increasing competition for investment opportunities in Investments, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Investments. As a result of these new entrants, competition for investment opportunities in Investments may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Credit Investments is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our Investments may include original issue discount (“OID”) instruments and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital. In addition, a portion of the fees payable to our Adviser (by us), to our Sub-Adviser (by the Adviser) and to the Sub-Sub-Adviser (by the Sub-Adviser) may be attributable to OID or PIK income from time to time, although each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser is not obligated to reimburse us for such fees to the extent we fail to receive in cash the OID or PIK income we have previously accrued. As a result, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser may be incentivized to favor Investments with OID or PIK features from time to time, even if the relative risk associated with such investments would be higher than comparable Investments with cash interest payments.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our Investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there will not be a public market for the investments that we intend to make. Our Investments are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these Investments quarterly at fair value as determined in good faith by our Board of Directors. Certain factors that may be considered in determining the fair value of our Investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of Investments in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the Investments in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.

The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of our Board of Directors. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

We intend, subject to authorization by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the Investments in which we intend to invest, will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser, the Sub-Adviser or the Sub-Sub-Adviser to other types of investments in which our Adviser, the Sub-Adviser or the Sub-Sub-Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” institutes a wide range of reforms that have had an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will continue to be implemented over time, most of which continue to be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will continue to be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition remains unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the Investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our Investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Particularly with respect to the Investments in our Sub-Advised Portfolio, we may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this registration statement and are also referred to as “Strategic Transactions.” We cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our shares.

To the extent the terms of such transactions obligate us to make payments, we may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by us under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by us under the terms of such transactions is represented by the notional amounts of such investments, we would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by us under the terms of such transactions is represented by the market value of our current obligations, we would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate us to deliver particular securities to extinguish our obligations under such transactions, we may “cover” our obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide us with available assets to satisfy our obligations under such transactions. As a result of such earmarking, segregation or cover, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the 1940 Act’s limitations on borrowings discussed above, but may create leverage for us. To the extent that our obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in us maintaining securities positions we would otherwise liquidate, thereby segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or collateralized loan obligation (“CLO”) (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser, the Sub-Adviser or the Sub-Sub-Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations may be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as Adviser Management Fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We rely on third-parties and FDIC-insured banks to process transactions through the YieldStreet Investment Portal.

We rely on third-party and FDIC-insured depository institutions to process our transactions through the YieldStreet Investment Portal, including payments on Investments. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), YieldStreet may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, YieldStreet’s third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so, we would be required to transition such services. In such event, we could experience significant delay in our ability to process payments timely and our ability to receive payments on our Investments will be delayed or impaired.

If the security of your confidential information stored on the YieldStreet Investment Portal’s systems is breached or otherwise subjected to unauthorized access, your private information may be inadvertently disclosed or stolen.

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non- U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The YieldStreet Investment Portal may store bank information and other personally-identifiable sensitive data of both investors and borrowers. The YieldStreet Investment Portal is compliant with payment card industry security standards and uses daily security monitoring services and intrusion detection services monitoring malicious behavior. However, any willful security breach or other unauthorized access could cause your secure information to be stolen and used for criminal purposes, and you would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the YieldStreet Investment Portal and our third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause you and Originators and/or borrowers to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, resulting in a loss of stockholders, and the value of your investment in the shares could be adversely affected. Additionally, a security breach or violations of GLBA and other laws could subject us to litigation and/ or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on our brand and reputation. We may also face regulations related to privacy and data security in the other jurisdictions in which we invest.

Any significant disruption in service on the YieldStreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a YieldStreet Investment Portal outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability, and availability of the YieldStreet Investment Portal’s technology and its underlying hosting services infrastructure are critical to our operations, level of customer service, reputation and ability to attract new stockholders and retain existing stockholders. The YieldStreet Investment Portal’s hosting services infrastructure is provided by a third-party hosting provider (the “Hosting Provider”). The YieldStreet Investment Portal also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the YieldStreet Investment Portal website will be uninterrupted, error-free or secure. The YieldStreet Investment Portal’s operations depend on the Hosting Provider’s ability to protect its and the YieldStreet Investment Portal’s systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm our systems, criminal acts and similar events. If the YieldStreet Investment Portal’s arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, an interruption in service as well as delays and additional expense in arranging new facilities could be experienced. Any interruptions or delays in the YieldStreet Investment Portal’s service, whether as a result of an error by the Hosting Provider or other third-party error, YieldStreet’s error, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to Investments or maintain accurate accounts, and could harm our relationships with our stockholders and our reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage at a facility operated by the Hosting Provider. In addition, there is no guarantee that all data would be recoverable. These factors could prevent us from processing or posting payments on the Investments, divert employees’ attention and damage our brand and reputation.

Risks Related to an Investment in Our Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares if our Board of Directors does not decrease the offering price in the event of a decline to our net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares if our Board of Directors does not decrease the offering price. A non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors determines that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share, plus organizational and offering expenses. If instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share which represents a premium to the net asset value per share of greater than 2.5%. See “Plan of Distribution.”

If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

Even though we have established a minimum size of our offering necessary for us to utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a relatively diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. Although we intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date,” it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio. In addition, while we expect our Adviser to manage the term and duration of illiquid Investments within our portfolio to minimize the amount of time it will require us to fully liquidate our investment portfolio following our termination date, there can be no assurance that our Adviser will be successful in doing so, and we may be unable to fully liquidate our portfolio within our expected time frame. Also, while we expect to distribute capital received from the sale, repayment or redemption of the Investments that we hold on a quarterly basis following our termination date, any such distributions will be subject to the approval of our Board of Directors and, therefore, may not occur on as regular a basis as we currently anticipate. Although we do not anticipate them doing so at this time, our Board of Directors will also retain the authority to explore alternatives to our liquidation following our termination date in the event that our Board of Directors determines that an alternative transaction would be in our best interests and the best interests of our stockholders. We would only pursue such an alternative transaction with the approval of our stockholders and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

No public market will exist for our shares.

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, stockholders will not be able to liquidate their investment prior to our termination date, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Although we intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date,” it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio. In addition, while we expect our Adviser to manage the term and duration of illiquid Investments within our portfolio to minimize the amount of time it will require us to fully liquidate our investment portfolio following our termination date, there can be no assurance that our Adviser will be successful in doing so, and we may be unable to fully liquidate our portfolio within our expected time frame. Also, while we expect to distribute capital received from the sale, repayment or redemption of the Investments that we hold on a quarterly basis following our termination date, any such distributions will be subject to the approval of our Board of Directors and, therefore, may not occur on as regular a basis as we currently anticipate. Although we do not anticipate them doing so at this time, our Board of Directors will also retain the authority to explore alternatives to our liquidation following our termination date in the event that our Board of Directors determines that an alternative transaction would be in our best interests and the best interests of our stockholders. We would only pursue such an alternative transaction with the approval of our stockholders and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

The price of our shares prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the initial offering price may be higher than the value of our investments.

We may be unable to sell a sufficient number of shares for us to achieve our investment objective.

There is no assurance that we will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase outstanding shares on a quarterly basis. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence repurchase offers to allow you to sell us your shares on a quarterly basis at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan, although at the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter; and (3) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. Our Board of Directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by delivering notice to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although a stockholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a stockholder seeks to sell shares to us as part of our periodic share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable time frame.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Furthermore, even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in Investments meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in Investments meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in Investments meeting our investment objective.

Your interest in us will be diluted if we issue additional shares.

Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares. Pursuant to our charter, a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares without stockholder approval. After an investor purchases shares, our Board of Directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or investment personnel of our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under our charter, certain charter amendments and certain transactions such as a merger, conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and a majority of our entire Board of Directors may, without stockholder action, amend our charter to increase the number of our shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

We entered into a royalty-free license to use the name “YieldStreet Prism Fund Inc.” which may be terminated if our Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with YieldStreet. Under this agreement, YieldStreet has granted us a non-exclusive license to use the name “YieldStreet Prism Fund Inc.” Under the license agreement, we will have the right to use the “YieldStreet Prism Fund Inc.” name for so long as our Adviser remains our investment adviser.

The forum selection clause included in our bylaws will hinder the ability of stockholders to bring claims resulting from their investment in us in a jurisdiction of their choosing.

Our bylaws include a forum selection provision that generally requires that any claims brought by stockholders be made in the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. While the applicability of forum selection clauses to claims brought under federal securities law may be subject to challenge as a general matter, including pursuant to Section 44 under the 1940 Act which generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our bylaws will likely make it more difficult for a stockholder to successfully pursue litigation against us or those covered by our forum selection clause in another jurisdiction, including one that may be more favorable to such stockholder. For the avoidance of doubt, the forum selection clause included in our bylaws does not cover claims made by stockholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder. In addition, to the extent an active trading market for our shares develops in the future, the existence of a forum selection clause may discourage certain investors from acquiring our shares, which may hinder the price at which they trade.

Uncertainty relating to the London Interbank Offered Rate (“LIBOR”) calculation process may adversely affect the value of our portfolio.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. Dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, interest rates on financial instruments tied to LIBOR, as well as the revenue and expenses associated with those financial instruments, may be adversely affected.

Any uncertainty in the value of LIBOR or the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform could adversely affect the liquidity and value of our investments.

Risks Related to Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and Their Affiliates

Our Adviser has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

While members of the Adviser’s management team have significant experience investing in the types of Investments we intend to target, our Adviser is a new entity and has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser has no experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow our Adviser, the Sub-Adviser and the Sub-Sub-Adviser to earn increased Adviser Management Fees, Sub-Adviser Management Fees and Sub-Sub-Adviser Management Fees, respectively.

Our Adviser’s, Sub-Adviser’s and Sub-Sub-Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s, Sub-Adviser’s and Sub-Sub-Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, Sub-Adviser, Sub-Sub Adviser, their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including (in the case of our Adviser) the management of other investment vehicles on the YieldStreet Platform. Our Adviser, Sub-Adviser, Sub-Sub Adviser and their personnel will devote only as much of its or their time and resources to our business as our Adviser, Sub-Adviser, Sub-Sub Adviser and their personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser, Sub-Adviser, Sub-Sub Adviser and their affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser, Sub-Adviser, Sub-Sub Adviser and their affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser, Sub-Adviser and Sub-Sub Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s, Sub-Adviser’s and Sub-Sub Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the YieldStreet Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. If we are able to obtain exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will obtain such relief. In the event that the SEC does not grant us relief, we could be limited in our ability to invest in certain investments in which our Adviser or any of its affiliates are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or its affiliates prior to receipt of such relief unless we co-invest in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. Even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested.

Affiliates of our Adviser, the Sub-Adviser or the Sub-Sub-Adviser have no obligation to make their originated investment opportunities available to our Adviser, the Sub-Adviser, the Sub-Sub-Adviser, as applicable, or to us, and such opportunities may be provided to affiliates of our Adviser, the Sub-Adviser or the Sub-Sub-Adviser.

To mitigate the foregoing conflicts, our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Risks Related to Our Investments Generally

Investments in foreign Investments may involve significant risks in addition to the risks inherent in investments.

Our investment strategy may involve Investments issued by foreign entities, including foreign borrowings or assets controlled by foreign entities. Investing in foreign entities may expose us to additional risks not typically associated with investments in U.S. issuers, or in assets controlled by U.S. issuers or located in the U.S. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Although we expect that most of our Investments will be U.S. Dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

The Sub-Adviser may from time to time invest in Non-U.S. Securities, which may be more volatile than U.S. securities as a result of less developed, efficient or liquid securities markets in non-U.S. financial markets.

The Sub-Adviser may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, we will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause us to lose money on our investments in Non-U.S. Securities. We will be subject to additional risks if the Sub-Adviser invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits.

Investments by the Sub-Adviser in emerging market countries may be considered speculative because economic and political systems are less fully developed in emerging countries and can be expected to be less stable than those of more developed countries.

On an opportunistic basis, the Sub-Adviser may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Sub-Advisers investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There are no assurances that such expropriations will not reoccur. In such an event, it is possible that we could lose the entire value of our investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Sub Adviser’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Sub-Adviser.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Sub-Adviser will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

We would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Investments by the Sub-Adviser in frontier countries may be considered speculative because frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

The Sub-Adviser may, on an opportunistic basis, invest in frontier countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of our shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of a our shares to decline.

Governments of many frontier countries in which the Sub-Adviser may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Sub-Advised Portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Sub-Adviser may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain companies in which the Sub-Adviser may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, we will be indirectly subject to those risks.

Investment in equity instruments of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity instruments of issuers operating in certain frontier countries and increase the costs and expenses of the Company. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Company. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Company of any restrictions on investments. Investing in local markets in frontier countries may require the Sub-Adviser to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Company.

We do not expect a material portion of the Sub-Advised Portfolio to include investments in frontier countries.

We may face specific risks associated with Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, which may cause our expected returns to not materialize, or may materially impair the value of our Investment, which may materially and adversely affect our financial condition and results of operations.

We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed. To the extent we do so, we will be subject to numerous factors related to conducting business in non-U.S. countries, any of which could have a significant impact on our operations. Investing in Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States involves certain considerations not usually associated with investing in the United States, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the investments markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; the evolving and unsophisticated laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict our investment opportunities. In addition, accounting and financial reporting standards that prevail outside of the United States generally are not as high as U.S. standards and, consequently, less information is typically available concerning companies located outside of the United States than for those located in the United States. As a result, we may be unable to structure our transactions to achieve the intended results or to mitigate all risks associated with such markets. It may also be difficult to enforce our rights in such markets. For example, Investments traded on non-U.S. exchanges and the non-U.S. persons that trade these Investments, and Investments made outside of the United States, are generally not subject to the jurisdiction of the SEC or the securities laws and regulations of the United States. Accordingly, the protections accorded to us under such laws and regulations are unavailable for Investments located outside of the United States and non-U.S. counterparties. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Investments by the Sub-Adviser in securities denominated or quoted in currencies other than the U.S. Dollar may be impacted by changes in foreign currency exchange rates, which impact the value of securities within the Sub-Advised Portfolio and the unrealized appreciation or depreciation of investments.

The Sub-Adviser may on an opportunistic basis invest in securities denominated or quoted in currencies other than the U.S. Dollar. Because the Sub-Adviser may invest in securities denominated or quoted in currencies other than the U.S. Dollar, changes in foreign currency exchange rates may affect the value of securities within the Sub-Advised Portfolio and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that our net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. The Sub-Adviser may, but is not required to, elect for us to seek to protect ourself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Investments by the Sub-Adviser in sovereign debt involve special risks, including a foreign governmental issuer of debt or the governmental authorities that control the repayment of the debt being unable or unwilling to repay principal or pay interest when due.

The Sub-Adviser may on an opportunistic basis invest in sovereign debt. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

The possibility of one or more Eurozone countries exiting the European Monetary Union (the “EMU”), or even the collapse of the Euro as a common currency, creates significant volatility at times in currency and financial markets, generally.

As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets, generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Sub-Advised Portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Sub-Advised Portfolio’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, our investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Sub-Adviser may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The Sub-Advised Portfolio may be subject to country specific risks, which may, if the Sub-Adviser elects to invest in Non-U.S. Securities, cause the value of our shares to decline.

Asia-Pacific Countries. In addition to the risks of investing in Non-U.S. Securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Eurozone. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the Euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

As a result of Brexit, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from our performance to the extent we are exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and Pound Sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on our investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Sub-Advised Portfolio has exposure to European markets or to transactions tied to the value of the Euro, these events could negatively affect the value and liquidity of the Sub-Advised Portfolio’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Sub-Advised Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Japan. There are special risks associated with investments in Japan. If the Sub-Adviser invests in Japan, the value of our shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus our holdings. Additionally, since securities in Japan are denominated and quoted in Yen, the value of the Sub-Advised Portfolio’s Japanese securities as measured in U.S. Dollars may be affected by fluctuations in the value of the Japanese Yen relative to the U.S. Dollar. Japanese securities are also subject to the more general risks associated with Non-U.S. Securities.

Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. Dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Sub-Adviser invests and, therefore, the value of our shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Sub-Adviser’s ability to repatriate investment income, capital or the proceeds of sales of securities. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Sub-Advised Portfolio of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on our investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Russia. Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Covenant-lite loans may offer us fewer protections than traditional Credit Investments.

Many of the debt investments we may acquire in the secondary market may have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants. In particular, borrowers under such covenant-lite loans often have greater flexibility in how they use proceeds of such borrowings, as well as how they operate their business and manage their financial condition. As a result, we may face challenges in recovering on such covenant-lite loans, to the extent they go into distress, and may lack options that would normally be available to us as a lender under more traditional debt structures.

Investments in debt securities that are below investment grade, e.g. “junk bonds,” are speculative and may present us with a higher degree of risk.

Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, and tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Usury laws may affect the Credit Investments.

Certain states where collateral related to our Credit Investments are located have usury laws in place that limit the maximum interest rate of an underlying loan. At times, these laws may effectively affect payments by preventing the recovery of certain payment amounts. Further, usury laws may be subject to change at the hands of state legislators. If a borrower were to succeed in bringing a claim against a lender of record for a state law usury violation, and the court were to find that the rate charged exceeded the maximum allowable rate applicable in such state, not only would the underlying Credit Investment not receive the anticipated full value of its loan investment, but we could be subject to fines and other penalties if we were the lender of record.

The Participation Interests are unsecured and participants have limited rights.

We will hold many of our assets in Participation Interests or other indirect economic interests in loans or other debt assets. In such circumstances, we will not directly own the debt assets underlying such Participation Interests or other economic interests and/or have custody thereof. While the originating lender’s interest is secured by the assets pledged to the underlying loan from which the Participation Interest stems, the Participation Interests held by us are not directly secured by the same assets. As such, if the originating lender becomes insolvent, then our Participation Interests could be superseded by the senior creditors of the originating lender and we and our stockholders may lose some or all of their investment or payment thereon could be substantially delayed.

In addition, as an owner of Participation Interests or other indirect economic interests (including as a member of a loan syndicate), we may not be able to assert any rights against borrowers of the underlying indebtedness, and may need to rely on the holder/custodian (or other financial institution) issuing the Participation Interests or such other entity charged with the responsibility for asserting such rights, if any. Such holders/custodians and financial institutions or other entities may have reasons not to assert their rights, whether due to a limited financial interest in the outcome, other relationships with the underlying defaulting borrowers, the threat of potential counterclaims or other reasons, that may diverge from our interests. The failure of such holders/custodians and financial institutions or other entities to assert their rights (on our behalf) or the insolvency of such entities could materially adversely affect the value of our assets.

Investment in loans and related Participation Interests are subject to unique risks.

Our investments will include investments in loans and related Participation Interests. These obligations are subject to unique risks, including, (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments in a debt made within 90 days (and in some cases, within one year) of the date that the issuer’s/borrower’s insolvency came under Title 11 of the United States Code (the “Bankruptcy Code”) and under certain state laws. In analyzing each loan or participation, our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

Some of the Credit Investments purchased by us will be or will become non-performing, which could significantly and adversely affect our performance.

It is anticipated that some of the Credit Investments that we will purchase will be or become non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the Credit Investments. By their nature, these investments will involve a high degree of risk. Such non-performing loans (“NPLs”) may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal of the loan and/or the deferral of payments. Commercial and industrial loans in workout and/or restructuring modes and the bankruptcy or insolvency laws of non-U.S. jurisdictions are subject to additional potential liabilities, which may exceed the value of our original investment. For example, borrowers often resist foreclosure on collateral by asserting numerous claims, counterclaims and defenses against the holder of loans, including lender liability claims and defenses, in an effort to delay or prevent foreclosure. Even assuming that the collateral securing each loan provides adequate security for the loans, substantial delays could be encountered in connection with the liquidation of NPLs. In the event of a default by a borrower, these restrictions as well as the ability of the borrower to file for bankruptcy protection, among other things, may impede the ability to foreclose on or sell the collateral or to obtain net liquidation proceeds sufficient to repay all amounts due on the related loan. Under certain circumstances, payments earned from these NPLs may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay our ability to realize on collateral for loan positions held by us or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the Bankruptcy Code. Any loss incurred on these types of investments may be significant and adversely affect our performance.

An investment in subprime loans may subject us to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with the our investments in high yield securities.

When originating and/or acquiring loans, we are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by us may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. As such, subprime loans have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with our investments in high yield securities. In addition, subprime loans could be subject to increased regulatory scrutiny.

We may be subject to certain risks as a result of originating loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments.

We may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. We may subsequently offer such investments for sale to third parties; provided, that there is no assurance that we will complete the sale of such an investment. If we are unable to sell, assign or successfully close transactions for the loans that we originate, we will be forced to hold our interest in such loans for an indeterminate period of time. This could result in our investments being over-concentrated in certain borrowers. We will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by our stockholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent we engage in origination and/or servicing directly, or have a financial interest in, or are otherwise affiliated with, an origination or servicing company, we will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, we may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect us and our investments.

We may originate loans to foreign entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.

The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which we may invest and it may be difficult for a servicer to pursue non-U.S. borrowers. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on us. Our loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

Our exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of our exposure to loans to foreign entities and individuals. We are unlikely to be able to pass through to stockholders foreign income tax credits in respect of any foreign income taxes we pay.

Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

Although we expect to invest in Credit Investments that are directly or indirectly secured by collateral, we may be exposed to losses resulting from default and foreclosure of any such Credit Investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the Credit Investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted Credit Investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such Credit Investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such Credit Investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

The terms of Investments acquired under Contingent Funding Agreements may be less advantageous to us than if we negotiated such terms at the time of funding.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

Stockholders will indirectly bear loan servicing fees for loans sourced by Originators and those loans directly originated, through co-investments, by our Adviser.

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider. Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. Our stockholders will indirectly bear loan servicing fees that are paid to the servicer of the applicable loan, whether sourced by Originators or directly originated by our Adviser.

Our claims against a borrower may be subject to equitable subordination to other claims against the borrower.

Under the laws of certain jurisdictions, a court may use its equitable powers to subordinate the claim of a lender to some or all of the other claims against the borrower under certain circumstances. The concept of equitable subordination is that a claim may normally be subordinated only if its holder is guilty of some misconduct. The remedy is intended to be remedial, and not penal. In determining whether equitable subordination of a claim is appropriate in any given circumstance, courts may look to whether the following conditions have been satisfied: (i) whether the claimant has engaged in some type of inequitable conduct; (ii) whether the misconduct has resulted in injury to the creditors of the bankrupt company or conferred an unfair advantage on the claimant; and (iii) whether equitable subordination would be inconsistent with other applicable provisions of the Bankruptcy Code. While the stated test could be interpreted broadly, equitable subordination is usually confined to three general paradigms: (x) when a fiduciary of the debtor (who is also a creditor) misuses its position to the detriment of other creditors; (y) when a third party (which can include a lender) controls the debtor to the disadvantage of other creditors; and (z) when a third party actually defrauds other creditors. We may be subject to claims from creditors of an obligor that debt assets of such obligor which are held by us should be equitably subordinated. The concept of equitable subordination (or the equivalent thereof) may vary from jurisdiction to jurisdiction. To the extent the concept of equitable subordination were to apply to an originating lender of a loan in which we have acquired a Participation Interest, we could be adversely affected.

Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition so that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a Participation Interest in a loan that was subject to recharacterization.

If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

We may originate or invest in secured debt issued by companies that have or may incur additional debt that is senior to the secured debt owned by us. In many instances, loans made by us may be part of a unitranche structure in which a single lien on behalf of all the lenders in the structure will be filed against the assets of the borrower(s) if the lenders holding the different tranches of debt (including us) will contractually agree to their respective priorities in those assets. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of any such company, the owners of senior secured debt (i.e., the owners of first priority liens), including in a unitranche structure through the contractual agreements between the lenders, generally will be entitled to receive proceeds from any realization of the secured collateral until they have been reimbursed. At such time, the owners of junior secured debt (including, in certain circumstances, us) will be entitled to receive proceeds from the realization of the collateral securing such debt. There can be no assurances that the proceeds, if any, from the sale of such collateral would be sufficient to satisfy the loan obligations secured by subordinate debt instruments. To the extent that we own secured debt that is junior to other secured debt, we may lose the value of our entire investment in such secured debt.

Changing interest rates and prepayment features may decrease the value of Credit Investments.

We may invest in fixed interest rate Credit Investments. The value of fixed interest rate Credit Investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser, the Sub-Adviser or the Sub-Sub-Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve the returns which each of the Adviser, the Sub-Adviser of the Sub-Sub-Adviser is seeking to achieve given the term, risk and liquidity of such investment. Consequently, our profitability, net asset value and share price could be adversely affected.

We are exposed to fraud through the Investments held in our portfolio.

Investing in Investments involves the possibility of our Investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose Investments we hold, either directly or indirectly through Credit Investments, CLOs or other structured investment vehicles. The Investments may also be subject to fraudulent behavior by an Originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our Investments and, in the case of Credit Investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of our Investments is subject to the accuracy of representations made by the underlying issuers. We will rely upon the accuracy and completeness of representations made by borrowers, issuers, Originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that we will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to us may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in Investments where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to the fees payable by us. Payment of such additional fees could adversely impact the returns we achieve.

Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

Originators and related borrowers and issuers supply a variety of information regarding asset, property and other collateral valuations, market data, their experience, personal identifying information, and other information. We will make an attempt to verify portions of this information, but as a practical matter, portions of the information may be incomplete, inaccurate or intentionally false. Originators and related borrowers may also misrepresent their intentions for the use of loan proceeds. We do not verify any statements by applicants as to how loan proceeds are to be used. If a borrower or issuer supplies false, misleading or inaccurate information, we may lose all or a portion of our investment in the related Investment. With respect to certain Investments, we may not have any contractual or other relationship with any borrower that would enable us to make any claim against such borrower for fraud or breach of any representation or warranty in relation to any false, incomplete or misleading information supplied by such borrower in relation to the relevant underlying Investment.

We may face specific risks associated with Investments we may acquire in real estate or real-estate related instruments, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

General. Real estate investments are not as liquid as other types of investments and this lack of liquidity may tend to limit our ability to react promptly to changes in economic or other conditions. In addition, expenditures associated with real estate investments, such as mortgage payments, real estate taxes and maintenance costs, are generally not reduced when circumstances cause a reduction in income from the investments. We may need to comply with certain legal, tax and other requirements prior to liquidating such investments.

Real Estate Insurance. The insurance coverage applicable to real estate investments contains policy specifications and insured limits customarily carried for similar properties, business activities and markets. There may be certain losses, including losses from floods and losses from earthquakes, acts of war, acts of terrorism or riots, that are not generally insured against or that are not generally fully insured against because it is not deemed to be economically feasible or prudent to do so. If an uninsured loss or a loss in excess of insured limits occurs with respect to a real estate investment, we could experience a significant loss and could potentially remain obligated under any recourse debt associated with the property.

Potential Environmental Liability. Under various U.S. federal, state, and local laws, ordinances and regulations, a current or previous owner, developer or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in its property. The costs of removal or remediation of such substances could be substantial. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous substances. We will attempt to assess such risks as part of our due diligence activities, but cannot give any assurance that such conditions do not exist or may not arise in the future. The presence of such substances on our real estate investments, if any, could adversely affect our ability to sell such investments or to borrow using such investments as collateral.

Real Estate-Related Securities. Securities issued by entities which invest in real estate, including “real estate investment trusts” (“REITs”), generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate. Such risks include, without limitation, the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; various uninsured or uninsurable risks; natural disasters; and our ability or third-party managers to manage the real properties. In addition, we may incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Valuation Risks. Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change. Appraisals or opinions of value may prove to be insufficiently supported, and our review of the value of the underlying property in determining whether we should make or participate in an underlying Investment and the value of the underlying property may be based on information that is incorrect or opinions that are overly optimistic. The risk of default in such situations is increased, and the risk of loss to stockholders will be commensurately greater.

Lack of Control Over Real Estate Projects. With respect to a particular property, either the borrower (or a third party real estate management company affiliated with or engaged by borrower) is responsible for various management functions that are essential to the success of a real estate project, including property marketing and leasing rates, payment of bills, maintenance of insurance, and property management generally. Poor management on the part of the real estate company in which we hold an investment could adversely affect the financial performance of the corresponding project investment or expose it to unanticipated operating risk, which could reduce the property’s cash flow and adversely affect the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

This risk also pertains to construction of, or renovations to, real estate. Real estate construction brings with it the risk of cost overrun and time delays. Construction projects are also contingent on correct zoning, various approvals, and regulation. These situations may require additional capital or delay the completion of the project and impair the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

We may face specific risks associated with Investments we may acquire in connection with litigation financing, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

In connection with our Investments related to litigation financing, there may be risks associated with the significant expenditures associated with an investment in litigation financing, including: downturns in international, national, regional and local economic conditions; dismissal of a case, default of settlement, costs and fees of cases; bankruptcies and financial difficulties; changes in interest rates, availability and terms of debt financing; changes in operating costs and expenses; changes in, or increased costs of compliance with, governmental laws, rules, regulations and fiscal policies, including changes in tax laws, and our potential liability thereunder; new information or unknown information; the inability or unwillingness of settlement; change of counsel, costs of litigation, and other costs of litigation; and appeals and all items associated with appeals.

Other risks we may face in connection with our Investments related to litigation financing include: (i) that we may suffer losses from terminated or rejected settlements, (ii) you will be dependent on our evaluation of Investments as legal considerations and restrictions may impact the disclosure of cases and case performance, (iii) we may incur losses as a result of the inability or timing uncertainty relating to collection on judgments or awards, (iv) we lack the ability to control decisions of law firms acting pursuant to their professional duties, (v) we may rely on outside counsel and experts to assess Investments, (vi) risks associated with non-recourse litigation loans (e.g., if the finance party to the litigation does not recover anything in the lawsuit, we will suffer losses), (vii) risks associated with the litigation financing counterparty and general credit risk, (viii) regulations that may impact the value of our Investments (ix) case selection and lost cases that could have a material adverse effect on our Investments, (x) timing and delays on legal cases that could have a material adverse effect on our Investments, (xi) the insolvency of debtors or inability of a defendant to pay a judgement or settlement, (xii) general competition and industry-related risks, (xiii) third-party funding arrangements may result in undisclosed conflicts of interest and (xiv) tax issues (e.g., the treatment of the investment as a debt or equity for tax purposes).

Investments we acquire may be subject to risks common in the shipping industry, including risks associated with managing shipping vessels, which could materially impair the value of our Investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans the collateral of which consists of assets in the shipping industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on us: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws and regulations and the requirements of shipping classification societies, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions, nationalizations, requisitions, wars and terrorist attacks; (iii) acts of piracy, smuggling and stowaways on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure and collisions, which may cause serious damage to vessels, any cargo and other equipment and loss of life or physical injury; (v) environmental liabilities, including, but not limited to, liabilities resulting from spills or other environmental damage caused by operating failures, design defects, or otherwise; (vi) arrests of vessels by maritime claimants (including, without limitation, associated vessel or “sister ship” arrest pursuant to which a maritime claimant may also arrest other vessels owned or controlled by the same owner but which are not otherwise subject to that claimant’s maritime claim) in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require us or our underlying investment to pay large sums of money to have the arrest lifted which could have a negative impact on our returns; (vii) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by us; (viii) delays in delivery of new-build vessels or delivery of new-build vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build contracts; (ix) increased operational and maintenance costs over the life of a shipping vessel; (x) fluctuations in the value of vessels due to various factors including (without limitation) general economic and market conditions affecting the shipping industry, supply and demand for products and commodities which are suitable for transport in shipping vessels, the availability of trade finance for shipping vessels, the supply and demand for vessels of particular sizes and types and the capacity thereof, the availability of other modes of transport and the costs thereof and global and regional economic and political conditions; (xi) fluctuations in the cost of fuel which can have a significant effect on charter rates and the costs of owning and/or chartering vessels; and (xii) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial.

Assets in the shipping industry and their operations are subject to extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which assets in the shipping industry operate. For example, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”) requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on foreign ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market. A failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of operations of an asset in the shipping industry. Because such conventions, laws, and regulations are often revised, we cannot predict the ultimate cost of complying with them or the impact thereof on the resale prices or useful lives of our assets in the shipping industry and related Investments. The occurrence of one or more of these events could have a material adverse effect on our financial conditions and results of operations.

Additionally, investments in vessels or loans secured by vessels are subject to risks relating to the perfection of security interest in such collateral, as well as seizure risks related to various jurisdictions where they travel. Crew members, suppliers of goods and services to a vessel, shippers of cargo, charterers, lenders, and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. Arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays in the shipment of cargo resulting in additional damage claims against the ship management company or the borrower. Any arrest of a vessel by a maritime claimant could result in the ship management company or the borrowers being required to pay large sums of money to have the arrest lifted. In addition, the liens of certain maritime claimants may have priority over the lender’s mortgage on a vessel, and hence the claims of those maritime claimants would be paid before the claim of the lender in any court-ordered sale of the vessel. The occurrence of any one or more of these events could have a material adverse effect on the business, results of operations, cash flows and financial condition of the ship management company, of the borrowers or the lender, which in turn would negatively affect our related Investment.

Investments in Equity Investments by the Sub-Adviser may result in investment returns being subject to higher levels of volatility and market and issuer-specific risk than investments exclusively in debt securities.

The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. Because Sub-Advised Portfolio may have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Risks Related to Debt Financing

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

We may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique.

The use of leverage creates an opportunity for increased share net investment income distributions, but also creates risks for the holders of shares. We cannot assure you that the use of leverage, if employed, will result in a higher yield on the shares. Any leveraging strategy we employ may not be successful.

Leverage involves risks and special considerations for stockholders, including:

•	the likelihood of greater volatility of net asset value and distribution rate of the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage we must pay will reduce the return to the stockholders; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if we were not leveraged.

Any decline in the net asset value of our Investments will be borne entirely by the holders of shares. Therefore, if the market value of our portfolio declines, leverage will result in a greater decrease in net asset value to the holders of shares than if we were not leveraged. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurances that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of shares. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of shares relative to the circumstance where we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by us may result in us being subject to covenants relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any senior securities we may issue. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser do not believe that these covenants or guidelines will impede them from managing our portfolio in accordance with our investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Company for U.S. federal income tax purposes may reduce the amount of our dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Subject to the requirements of the 1940 Act, we may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of our shares and the returns to our stockholders.

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow funds to make investments, which we do not expect to do before we have fully invested the initial proceeds of this offering in accordance with our investment objective, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

Risks Related to Our Investments in the Sub-Advised Portfolio

The risk factors set forth below apply particularly with respect to our Investments in the Sub-Advised Portfolio. They are qualified in their entirety by the other risk factors set forth in “Risk Factors,” particularly with respect to “—Risk Factors Related to Our Investments Generally” and “—Risk Factors Related to Debt Financing”.

Leverage Risk. With respect to Investments in the Sub-Advised Portfolio, we may utilize leverage through investment derivatives. See “—Strategic Transactions and Derivatives Risk.” The use of certain derivatives will require us to segregate assets to cover our obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit our flexibility and may require that we sell other portfolio investments to pay our expenses, to maintain assets in an amount sufficient to cover our leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See “—Risks Related to Debt Financing—If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us” for further detail regarding risks associated with incurring leverage.

Strategic Transactions and Derivatives Risk. We may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Sub-Advised Portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Sub-Advised Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). We also may use derivatives to add leverage to the Sub-Advised Portfolio and/or to hedge against increases in our costs associated with any leverage strategy that we may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. Furthermore, our ability to successfully use Strategic Transactions depends on the Sub-Adviser’s and the Sub-Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an Investment or may cause us to hold a security that we might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to us for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should we wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of our net asset value and may materially adversely affect us in situations in which we are required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for us.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that our hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose us to greater risk and increase our costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015 and 2019 the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect our ability to successfully use derivative instruments.

Portfolio Turnover Risk. Our annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in an increased realization of net short-term capital gains by us which, when distributed to our stockholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are relative and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by us, a rated security may cease to be rated or may have its ratings lowered. The Sub-Adviser and Sub-Sub-Adviser will consider such an event in determining whether we should continue to hold the security.

Unrated Securities Risk. Because we may purchase securities that are not rated by any rating organization, the Sub-Adviser and/or the Sub-Sub-Adviser may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means we might have difficulty selling them promptly at an acceptable price. To the extent that we invest in unrated securities, our ability to achieve our investment objective will be more dependent on the Sub-Adviser’s and the Sub-Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Equity Securities Risk. Stock markets are volatile, and the prices of equity instruments fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by us may decline for a number of other reasons that directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which we may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Dividend Paying Equity Securities Risk. Dividends on common equity securities that we may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which we invest will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” Our investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. You should not assume that our investments in these securities will necessarily reduce the volatility of our net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Fixed Income Securities Risks. Fixed income securities in which we may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. We may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve recently increased the federal funds rate and has indicated that it may raise the federal funds rate further in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of our Investments will not affect interest income derived from instruments already owned by us, but will be reflected in our net asset value. We may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by our management. To the extent we invest in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to our detriment) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in our net asset value to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Our intended use of leverage will tend to increase our interest rate risk. We may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by us and decreasing our exposure to interest rate risk. We are not required to hedge our exposure to interest rate risk and may choose not to do so. In addition, there are no assurances that any attempts by us to reduce interest rate risk will be successful or that any hedges that we may establish will perfectly correlate with movements in interest rates.

We may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. We also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase and may also exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent we hold variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of our shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent we invest in below investment grade securities, we will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. See “Risks—Principal Risks—Below Investment Grade Securities Risk.” In addition, to the extent we use credit derivatives, such use will expose us to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing us to reinvest in lower yielding securities, resulting in a possible decline in our income and distributions to our stockholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) that we purchase, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called fixed income securities at market interest rates that are below our portfolio’s current earnings rate.

Duration and Maturity Risk. We have no set policy regarding portfolio maturity or duration of the fixed income securities we may hold. The Sub-Adviser and the Sub-Sub-Adviser may seek to adjust the duration or maturity of our fixed income holdings based on their assessment of current and projected market conditions and all other factors that the Sub-Adviser and Sub-Sub-Adviser deem relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. We may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Sub-Adviser’s and Sub-Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. In general, the longer the duration of any fixed income securities in our portfolio, the more exposure we will have to the interest rate risks described above.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “—Risk Factors Relating to Our Investments in the Sub-Advised Portfolio—Fixed Income Securities Risks—Credit Risk,” “—Risk Factors Relating to Our Investments in the Sub-Advised Portfolio—Fixed Income Securities Risks—Interest Rate Risk,” and “—Risk Factors Relating to Our Investments in the Sub-Advised Portfolio—Fixed Income Securities Risks—Prepayment Risk”. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to additional risks described herein under “—Risk Factors Relating to Our Investments in the Sub-Advised Portfolio —Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. We may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Sub-Adviser or Sub-Sub-Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for us to sell certain securities or could result in lower prices than those used in calculating our net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in our shares, both in the short-term and the long-term. To the extent we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on the Sub-Adviser’s and Sub-Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Mortgage Servicing Rights Risk. Mortgage servicing rights (“MSRs”) are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject us to numerous additional risks. MSRs’ performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs we hold or require us make advances in respect of such delinquencies or defaults that may not be recovered.

U.S. Securities Risk. U.S. government debt securities (“U.S. Securities”) generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Securities change as interest rates fluctuate. On August 5, 2011, S&P, lowered its long-term sovereign credit rating on U.S. Securities to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs, generally. These events could have significant adverse effects on the economy, generally, and could result in significant adverse impacts on securities issuers and us. The Adviser, the Sub-Adviser and the Sub-Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Mortgage Related Securities Risks. We may invest in mortgage-backed securities (“MBS”) which entail various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, our level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject us to additional risk. To the extent we invest in junior tranches of MBS, we will be subject to additional risks, such as risking the proceeds that would otherwise be distributed to us to pay down more senior tranches. MBS generally are classified as either residential MBS (“RMBS”) or commercial MBS (“CMBS”), each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities on which the payments depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

Asset-Backed Securities Risk. We may invest in Asset-Backed Securities (“ABS”) which involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide us with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. As a result, proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

Collateralized Debt Obligations Risk. We may invest in Collateralized Debt Obligations (“CDOs”). In addition to the general risks associated with fixed income securities, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Structured Investments Risks. We may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. We may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by us.

Zero Coupon Securities Risk. We may invest in zero coupon securities, which are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. We will accrue income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the U.S. federal tax laws, we are required to distribute income to our shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage ourself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in our exposure to zero coupon securities. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, our investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in our portfolio.

Senior Loans Risk. We may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Our investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “—Risk Factors Relating to Our Investments in the Sub-Advised Portfolio—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

Second Lien Loans Risk. We may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Counterparty Risk. We will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by us. Because derivative transactions in which we may engage may involve instruments that are not traded over-the-counter or on a national securities exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, we will be subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, we may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. We may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although we intend to enter into transactions only with counterparties that the Sub-Adviser and the Sub-Sub-Adviser believe to be creditworthy, there can be no assurances that a counterparty will not default and that we will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, our collateral may be subject to the conflicting claims of the counterparty’s creditors, and we may be exposed to the risk of a court treating us as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Total Return Swaps Risk. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to our portfolio because we would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. Swap agreements also bear the risk that we will not be able to meet our obligation to the counterparty. Generally, we will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with us receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of our obligations over our entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by us. If the total return swap transaction is entered into on other than a net basis, the full amount of our obligations will be accrued on a daily basis, and the full amount of our obligations will be segregated by us in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost us initially to make an equivalent direct investment, plus or minus any amount we are obligated to pay or we are to receive under the total return swap agreement.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

We may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain stockholders may be taxed as though they received a distribution of some of our expenses.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Investments.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	the impact of an economic downturn on the ability of the issuer of, or obligor on, Investments to continue to operate, which could lead to the loss of some or all of our investment in such Investment;
•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;
•	our future operating results;
•	our business prospects and the prospects of the companies in which we may invest;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the Investments in which we invest;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	our ability to source favorable investments;
•	our use of financial leverage;
•	our tax status;
•	the timing and amount of interest distributions and dividends from the investments we make; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions that impact our operations or investments.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) the minimum number of shares to meet our minimum offering requirement, or 2.5 million shares, and (2) the maximum number of shares registered in this offering, or 100 million shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the shares and the actual number of shares we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make Investments, with an emphasis on current income. Those Investments will primarily take the form of Credit Investments, including Participation Interests, and to a lesser extent Equity Investments. See “Investment Objective and Strategy.” The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or provide variation in our portfolio.

We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive investment opportunities and market conditions. We expect that it may take more than three months to invest all of the proceeds of each closing, in part because the private credit investments we intend to acquire often require substantial prior research and due diligence. This time frame may be shorter to the extent we enter into Contingent Funding Agreements prior to a closing. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC. These securities may have lower yields than our other Investments and accordingly result in lower distributions, if any, by us during such period.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	15,000,000	100	$1,000,000,000	100
Less:
Sales Load(1)	–	–	–	–
Offering Expenses	1,500,000	10.0	2,000,000	0.2
Net Proceeds/Amount Available for Investments	13,500,000	90.0	998,000,000	99.8

(1) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

DISTRIBUTIONS

Subject to our Board of Directors’ discretion and applicable legal restrictions, our Board of Directors expects to authorize, and we intend to declare and pay ordinary cash distributions on a quarterly basis beginning no later than the end of the calendar quarter during which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using quarterly record dates with each stockholder eligible to receive distributions as of the end of the quarter during which we accept the stockholder’s subscription for our shares. We expect our Board of Directors to set the record date, payment date and amount of our first cash distribution in advance of our Initial Closing. From time to time, we may also pay interim special distributions in the form of cash or shares at the discretion of, and when authorized by, our Board of Directors. For example, our Board of Directors may periodically authorize share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share or to comply with RIC tax regulations. In addition, we would generally expect our Adviser to waive any fees and expenses that would otherwise be payable to it on the portion of such distributions that represent a return of capital to you. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be delivered to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

We will distribute pro rata to our stockholders funds received by us which our Board of Directors authorizes and our Adviser deems unnecessary for us to retain.

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” in the SAI and “Material U.S. Federal Income Tax Considerations.”

We intend to adopt an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets.

INVESTMENT OBJECTIVE AND STRATEGY

We are a Maryland corporation incorporated on December 17, 2018 to invest primarily in Investments, with an emphasis on current income, and will commence operations after satisfying our minimum offering requirement of selling $15 million of our shares, all of which must be to persons who are not affiliated with us, our Adviser, the Sub-Adviser or the Sub-Sub-Adviser. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

We are managed by YieldStreet Management, LLC, a registered investment adviser under the Advisers Act, which, under the supervision of our Board of Directors, oversees the management of our activities and is responsible for making investment decisions for our portfolio. The Sub-Advised Portfolio is sub-advised and sub-sub-advised by the Sub-Adviser and the Sub-Sub-Adviser, respectively.

YieldStreet Prism Fund Inc.

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, residential and commercial loans and mortgages, loan participations and assignments, and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. In addition to Credit Investments, we may also selectively acquire Equity Investments. We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade—i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, but that are judged to be of comparable quality by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” We expect that our Credit Instruments will primarily consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. In addition, while we do not presently have any intent to do so, we may in the future invest, either directly or through separate investment structures or vehicles, in “subprime loans,” including subprime residential mortgages, which generally involve borrowers with lower credit scores and a higher likelihood of default and would generally be considered below investment grade. See “Risk Factors – Risks Related to Our Investments Generally.” We would expect to apply the same valuation process to any such subprime loans and/or residential mortgages as we do to other Credit Instruments in our portfolio. See “Determination of Net Asset Value”. Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

In addition to acquiring Credit Investments originated by others or in secondary market transactions, we may from time to time also originate our own loans and similar Credit Investments. We may make such loans and originate such Credit Investments to the extent permitted under the 1940 Act and the rules and regulations thereunder. Our selection process for Credit Investments we originate will mirror the process we apply to any other Credit Investments we may acquire, including the factors we consider such as maturity and duration of individual Credit Investments, borrower and loan types, and geographic location of borrowers. See “Investment Strategy” below. While we may opportunistically originate new Credit Investments in any industry in which we may invest, our origination activities will likely be weighted more towards certain investment areas, such as marine loans, where our Adviser has particular expertise or where attractive secondary market trades remain less available. Any Credit Investments we originate will be sourced directly through relationships maintained by our Adviser, and we do not intend to form any separate online loan platform or similar vehicle to publicly source potential new Credit Investments that we may originate.

In originating new Credit Investments, we will generally seek to apply underwriting criteria that we believe are consistent with those employed by other similarly situated originators within a particular industry space, including considering the relative creditworthiness of specific borrowers, the availability and value of collateral securing our investment, if any, and the risk-adjusted return associated with a proposed Credit Investment. We expect the relative weighting we apply to such criteria to vary, depending on the nature of the Credit Investment and the underlying borrower. Where we originate a new Credit Investment, we will often perform certain loan servicing obligations and may receive compensation from the underlying borrower to perform such functions. Loan servicing obligations are typically administrative in nature, and often include coordinating the payment of interest on a Credit Investment to the appropriate investors and notifying investors in the event of a breach of the terms of a Credit Investment. There are no limits on the number of Credit Investments we may originate to issuers in the same industry, other than pursuant to our fundamental policy not to invest more that 25% of our total assets in the securities of companies or entities engaged in any one industry or group of industries.

Although not our primary focus, we may on an opportunistic basis acquire debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. Although we have no present intent to do so, we may also invest in a joint venture investment structure established with an unaffiliated third party investor where we and such investor have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

Particularly with respect to the Investments in the Sub-Advised Portfolio, we may enter into certain types of derivatives transactions. We may enter into various Strategic Transactions for hedging purposes or to enhance total return.

In accordance with the foregoing strategies, the Sub-Adviser may invest the Sub-Advised Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Sub-Adviser intends to invest the Sub-Advised Portfolio across multiple sectors and employ multiple strategies. The Sub-Adviser has the flexibility to allocate the Sub-Advised Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Furthermore, when making investments in Credit Investments (other than those in the Sub-Advised Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

About our Adviser, the Sub-Adviser and the Sub-Sub-Adviser

We are managed by YieldStreet Management pursuant to the Investment Advisory Agreement. Our Adviser is wholly owned and controlled by YieldStreet. The Sub-Adviser and the Sub-Sub-Adviser, with respect to the Sub-Advised Portfolio and subject to the oversight of YieldStreet Management, oversee the management of our activities and are responsible for making investment decisions for the Sub-Advised Portfolio. Both YieldStreet Management and YieldStreet are considered our affiliates. The Sub-Adviser and the Sub-Sub-Adviser may be deemed to be our affiliates by virtue of their service as sub-adviser and sub-sub-adviser, respectively, to us. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, YieldStreet’s President and Chief Investment Officer, Cynthia Sachs, Managing Director of YieldStreet’s Art Finance vertical, Mitchell Rosen, YieldStreet’s Director of Real Estate, Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance and Milind Mehere, YieldStreet’s Chief Executive Officer. We refer to those investment professionals collectively as our “Senior Investment Professionals.” Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team.” References to the “Investment Team” in this registration statement in the context of providing investment management services to the Sub-Advised Portfolio, should be understood to refer to investment professionals of the Sub-Adviser and the Sub-Sub-Adviser. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Our Adviser also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which we refer to collectively as the “YieldStreet Platform.” See “Risk Factors – Risks Related to our Adviser and Its Affiliates.” Many of the current and future investment vehicles on the YieldStreet Platform have and will have investment objectives and investment strategies that overlap with ours. As of June 30, 2019, the YieldStreet Platform had total capital under management of approximately $503.7 million.

Our Senior Investment Professionals have significant experience and an extensive track record of investing in the Investments we intend to target. In addition, our Adviser has access to certain finance, accounting, legal and administrative personnel of YieldStreet and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.

The Sub-Adviser and the Sub-Sub-Adviser are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of December 31, 2018, BlackRock’s assets under management were approximately $5.8 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of December 31, 2018, advised a registered closed-end family of 73 active funds with approximately $45 billion in assets. BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2018, the firm had approximately 14,900 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. BlackRock is independent in ownership and governance, with no single majority shareholder and a majority of independent directors.

All final investment decisions with respect to our assets outside of the Sub-Advised Portfolio must be approved by Mr. Weisz, who we consider to be our portfolio manager. In addition to Mr. Weisz, Rick Rieder, Robert Wuertz and Jacob Caplain, who together must approve each investment included in the Sub-Advised Portfolio, may also be considered our portfolio managers. Our Board of Directors, including our independent directors, will oversee and monitor our investment performance and relationship with our Adviser, the Sub-Adviser and the Sub-Sub-Adviser, and, beginning with the second anniversary of the date of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, will annually review the compensation we pay to our Adviser, that the Adviser pays to the Sub-Adviser and that the Sub-Adviser pays to the Sub-Sub-Adviser to determine that the provisions of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are carried out. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement”.

Prior to satisfaction of our minimum offering requirement, we may enter into Contingent Funding Agreements with Originators. While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objective and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement. We may also elect to utilize such Contingent Funding Agreements after we satisfy the minimum offering requirement in anticipation of subsequent closings. We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Contingent Funding Agreements

Prior to satisfaction of our minimum offering requirement, we may enter into certain Contingent Funding Agreements with one or more Originators to acquire Investments from them to the extent we satisfy our minimum offering requirement and conduct our Initial Closing before a specified date set forth in each such agreement. While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objective and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement. We may also elect to utilize such Contingent Funding Agreements after we satisfy the minimum offering requirement in anticipation of subsequent closings.

We expect that any such Contingent Funding Agreement would be structured to provide us with the right to either provide a loan to a specified borrower or acquire an existing Investment from an Originator for a period of up to 90 days, in either case upon terms determined at the time we enter into such Contingent Funding Agreement. We would generally expect to close on the Investments underlying any outstanding Contingent Funding Agreements in connection with each closing we conduct as part of the offering to which this prospectus relates. We will provide details regarding the specific terms of such Contingent Funding Agreements through supplements to this prospectus.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser, Sub-Adviser and/or the Sub-Sub-Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

We expect that any Contingent Funding Arrangements will generally not relate to investments in the Sub-Advised Portfolio.

Investment Strategy

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, residential and commercial loans and mortgages, loan participations and assignments, and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. In addition to Credit Investments, we may also selectively acquire Equity Investments. We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade—i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, but that are judged to be of comparable quality by our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” We expect that our Credit Instruments will primarily consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. In addition, while we do not presently have any intent to do so, we may in the future invest, either directly or through separate investment structures or vehicles, in “subprime loans,” including subprime residential mortgages, which generally involve borrowers with lower credit scores and a higher likelihood of default and would generally be considered below investment grade. See “Risk Factors – Risks Related to Our Investments Generally.” We would expect to apply the same valuation process to any such subprime loans and/or residential mortgages as we do to other Credit Instruments in our portfolio. See “Determination of Net Asset Value.” Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

In addition to acquiring Credit Investments originated by others or in secondary market transactions, we may from time to time also originate our own loans and similar Credit Investments. We may make such loans and originate such Credit Investments to the extent permitted under the 1940 Act and the rules and regulations thereunder. Our selection process for Credit Investments we originate will mirror the process we apply to any other Credit Investments we may acquire, including the factors we consider such as maturity and duration of individual Credit Investments, borrower and loan types, and geographic location of borrowers. See “Investment Strategy.” While we may opportunistically originate new Credit Investments in any industry in which we may invest, our origination activities will likely be weighted more towards certain investment areas, such as marine loans, where our Adviser has particular expertise or where attractive secondary market trades remain less available. Any Credit Investments we originate will be sourced directly through relationships maintained by our Adviser, and we do not intend to form any separate online loan platform or similar vehicle to publicly source potential new Credit Investments that we may originate.

In originating new Credit Investments, we will generally seek to apply underwriting criteria that we believe are consistent with those employed by other similarly situated originators within a particular industry space, including considering the relative creditworthiness of specific borrowers, the availability and value of collateral securing our investment, if any, and the risk-adjusted return associated with a proposed Credit Investment. We expect the relative weighting we apply to such criteria to vary, depending on the nature of the Credit Investment and the underlying borrower. Where we originate a new Credit Investment, we will often perform certain loan servicing obligations and may receive compensation from the underlying borrower to perform such functions. Loan servicing obligations are typically administrative in nature, and often include coordinating the payment of interest on a Credit Investment to the appropriate investors and notifying investors in the event of a breach of the terms of a Credit Investment. There are no limits on the number of Credit Investments we may originate to issuers in the same industry, other than pursuant to our fundamental policy not to invest more that 25% of our total assets in the securities of companies or entities engaged in any one industry or group of industries.

Although not our primary focus, we may on an opportunistic basis acquire debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. Although we have no present intent to do so, we may also invest in a joint venture investment structure established with an unaffiliated third party investor where we and such investor have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

Particularly with respect to the Investments in the Sub-Advised Portfolio, we may enter into certain types of derivatives transactions. We may enter into various Strategic Transactions for hedging purposes or to enhance total return.

In accordance with the foregoing strategies, the Sub-Adviser may invest the Sub-Advised Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Sub-Adviser intends to invest the Sub-Advised Portfolio across multiple sectors and employ multiple strategies. The Sub-Adviser has the flexibility to allocate the Sub-Advised Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Furthermore, when making investments in Credit Investments (other than those in the Sub-Advised Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

Additionally, on an opportunistic basis, the Sub-Adviser may invest in Non-U.S. Securities. These securities may be U.S. Dollar-denominated or non-U.S. Dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, we will be subject to additional risks if the Sub-Adviser invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Also, the Sub-Adviser may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Sub-Adviser’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Sub-Adviser invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-Adviser may not be able to sell the Sub-Advised Portfolio’s securities in amounts and at prices it considers reasonable. The U.S. Dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Consistent with its investment strategy, the Sub-Adviser, when appropriate, may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. government securities. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Sub-Adviser may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause us to suffer a loss of interest or principal on any of our holdings. See “Risk Factors – Risks Related to Our Investments Generally.”

Furthermore, our shares are priced in U.S. Dollars and the distributions paid to stockholders are paid in U.S. Dollars. However, a portion of our assets within the Sub-Advised Portfolio, may be denominated in non-U.S. currencies and the income received by us from such securities will be paid in non-U.S. currencies. The Sub-Advisor may, on an opportunistic basis, invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Sub-Adviser’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect an investment. The Sub-Adviser may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Sub-Adviser will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, the Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for us to benefit from favorable fluctuations in relevant foreign currencies. The Sub-Adviser may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. We do not expect a material portion of the Sub-Advised Portfolio to include investments denominated in non-U.S. currencies.

Our Investment Team’s model is predicated on working with loan originators or other asset managers, who we refer to collectively as “Originators,” who can provide access to potentially attractive investment opportunities and other deal flow. Our Investment Team works to identify and cultivate relationships with experienced Originators that they believe have significant experience in their specific asset class and have experience and a track record originating and servicing the types of loans we expect to target for investment. These Originators typically work with and perform due diligence on potential borrowers in connection with structuring and negotiating loans with them. These Originators also generally retain responsibility for servicing any loans they originate through their respective life cycles. Our Investment Team vets and conducts due diligence on potential Originators, including reviewing their background, credit and underwriting policies, evaluating their existing loan portfolio and performance and reviewing their business policies, among other things. Once an Originator has been vetted by our Investment Team, our Investment Team will then evaluate potential investment opportunities from that Originator that may be suitable for us and make investment decisions on a deal-by-deal basis. In addition, in certain circumstances where our Investment Team has in-house expertise or has partnered with an expert in a particular asset class, we will negotiate loans directly with borrowers. In such circumstances, those loans are typically serviced by an experienced third-party servicer. We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Investment Philosophy of the Sub-Adviser and the Sub-Sub-Adviser

Each of the Sub-Adviser and the Sub-Sub-Adviser believes that the knowledge and experience of its Opportunistic Investment Team, coupled with their global fixed income platform, provide differentiated market access and a dynamic approach to sourcing, implementing and monitoring trade ideas across public and private markets. Each of the Sub-Adviser’s and the Sub-Sub-Adviser’s investment process applies multiple layers of analytics in an effort to capitalize on opportunities in the public and private fixed income markets. Within this framework, the Sub-Adviser and the Sub-Sub-Adviser identify investments they believe to have attractive characteristics and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the fixed income market. Risk/reward analysis is a key component of each of the Sub-Adviser’s and the Sub-Sub-Adviser’s macro view. Each of the Sub-Adviser and the Sub-Sub-Adviser evaluate the global information flow and proprietary analysis from their regional experts to determine the evolution of macro-economic trends, monetary policy and government policy. Once such evaluation is complete, each of the Sub-Adviser and the Sub-Sub-Adviser determine what they believe to be optimal portfolio positioning. Over time the Sub-Adviser and the Sub-Sub-Adviser will seek to optimize portfolio positioning based on this ongoing analysis.

Bottom-up security selection is focused on identifying investments that each of the Sub-Adviser and the Sub-Sub-Adviser believes to have the most attractive characteristics within the public and private fixed income markets. In doing so, each of the Sub-Adviser and the Sub-Sub-Adviser endeavors to execute a diversified bond strategy and harvest the illiquidity premium. Each of the Sub-Adviser and the Sub-Sub-Adviser believe that by leveraging BlackRock’s significant investment resources, access, insight, and scale with committed and patient capital, there is an opportunity to generate attractive, risk-adjusted returns for investors through our investment strategy.

Credit Investment Servicing

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider, which we refer to as a “Servicer.” Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. To the extent applicable, our Investment Team will monitor the performance of the Servicers to the Credit Investments we hold in our portfolio.

We generally expect the Servicer of a Credit Investment to provide updates on that Credit Investment and submit payments according to a payment schedule. In certain situations, such as in connection with a Credit Investment in litigation finance, while interest may continue to accrue, there may not be a periodic cash payment schedule and such Credit Investment’s payment amounts and timing may be dependent on certain events, such as settlement of a case. Our Investment Team relies on the Servicer of a Credit Investment to do the following tasks:

•	Collect payments in accordance with the schedule and disburse payments to us;

•	Notify us of any delays in payments and the reason for such delays;

•	Notify us of any non-compliance with a Credit Investment’s terms or covenants;

•	Conduct collateral review and verification, if necessary; and

•	Conduct on-site inspections and meetings, if necessary.

Our Investment Team will review servicing reports to ensure the disbursements to us are in accordance with the terms of the Credit Investment. Upon notification by the Servicer of an actual, pending or potential default or impairment (or in a pro-active fashion, if initiated by our Investment Team), our Investment Team will contact the Originator to obtain additional information on our investment. This may include direct conversations with the borrower. While the specific set of actions to be taken in any given scenario may change depending on the circumstances at the time of an actual, pending or potential default or impairment of the Credit Investment, our Investment Team and the Originator will generally discuss and agree upon default and/or impairment scenario contingency plans in advance of our investment in a Credit Investment, with subsequent follow up regarding potential action plans upon the occurrence of such an event. Potential actions to be taken, in coordination with the Originator, may include the following:

•	developing a plan to regain compliance and/or negotiating a forbearance agreement;

•	potentially re-underwrite and restructure the loan to preserve capital and accelerate repayment; and

•	foreclosure on and liquidation of the collateral to preserve capital for the noteholders, including us.

Where we rely solely on Originators to service the Credit Investments and to maintain relationships with borrowers, our Investment Team does not necessarily have the servicing resources or wherewithal to cure any potential default or impairment of a Credit Investment. If the Investment Team believes that the Originator is not acting in the best interest of the Credit Investment, the Investment Team may appoint a back-up servicer in situations where it has discretion to do so. However, because we may buy Participation Interests and own only a portion of a Credit Investment, we may not be the majority owner or have the right to change the Originator.

We will also directly originate new Credit Investments sourced by our Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Sale of Investments

With respect to our Investments that are not included in the Sub-Advised Portfolio, we do not plan on acquiring Investments for the primary purpose of reselling such Investments in the ordinary course of business. However, we may sell such Investments, or fractional interests in such Investments, when our Investment Team determines that it may be advantageous for us to do so, based upon then current interest rates, the length of time that the Investment has been held by us and our investment objective and strategies.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We believe that we will benefit from the experience of our Investment Team in managing a variety of investment vehicles on the YieldStreet Platform, which includes focusing on sourcing, structuring, executing and monitoring a broad range of investments. We believe the members of our Investment Team possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness are not expected to be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

Disciplined, income-oriented investment philosophy. Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions that could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Unique, digital distribution channel. As a digital platform, the YieldStreet Investment Portal provides us with a means of distributing our shares without the expense of traditional distribution channels. While we may also utilize traditional distribution channels, we expect that the majority of our distribution efforts will be conducted through the YieldStreet Investment Portal.

Operating and Regulatory Structure

Our investment activities will be managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. The Sub-Advised Portfolio will be managed by the Sub-Adviser and the Sub-Sub-Adviser. Under our Investment Advisory Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, we have agreed to pay our Adviser, the Adviser has agreed to pay the Sub-Adviser and the Sub-Adviser has agreed to pay the Sub-Sub-Adviser, an Adviser Management Fee, Sub-Adviser Management Fee and Sub-Sub-Adviser Management Fee, respectively, based on certain of our assets. In addition, we will directly or indirectly reimburse our Adviser for routine non-compensation overhead expenses. See “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement” for a description of the payments we will make to our Adviser, that our Adviser will make to the Sub-Adviser and that the Sub-Adviser will make to the Sub-Sub-Adviser, respectively.

The Administrator will provide us with general ledger accounting, fund accounting, and other administrative services. The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of the Administrator.

Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of certain of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will initially be the only method of liquidity that we expect to offer, and you should not rely on any additional form of liquidity to develop or be provided, either through the development of a trading market for our shares or otherwise. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

An investment in our shares is not suitable for investors that require short-term liquidity:

•	Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

•	We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us.

•	You will have no right to require us to repurchase your shares or any portion thereof. See “Share Repurchase Program.”

•	Accordingly, you should consider that you may not have access to the money you invest until we cease our investment operations and liquidate our remaining portfolio, which may will not occur until four years following the commencement of our Initial Closing in connection with this offering.

•	This offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors.

•	Although we intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date,” it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio.

Accordingly, you may be unable to sell your shares and receive proceeds until at least four years following the commencement of our Initial Closing in connection with this offering.

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated Investments and secondary loan market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Furthermore, even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance.

To seek to enhance our returns and manage our liquidity needs, we expect to borrow money from time to time at the discretion of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to investing and well-aligned with our investment strategy and portfolio composition. In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds or the proceeds of preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors – Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

Valuation Procedures

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual Investment on a quarterly basis.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Audit Committee’s recommendation of fair value. All available information typically will be presented to our Audit Committee to consider in making its recommendation of fair value to our Board of Directors. We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. GAAP and the 1940 Act.

We expect that a substantial majority of the Investments in our portfolio will be Investments for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Adviser or Board of Directors, does not represent fair value.

We may elect to engage independent valuation firms to provide assistance to our Audit Committee and Board of Directors in valuing certain of our Investments. Our Audit Committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.

Competition

We expect to compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including Investments. As a result of these new entrants, competition for investment opportunities in Investments may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser and our responsive and efficient investment analysis and decision-making processes.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, the Sub-Adviser, the Sub-Sub-Adviser or their affiliates, pursuant to the terms of the Investment Advisory Agreement, the Sub-Advisory Agreement, the Sub-Sub-Advisory Agreement and the Administration Agreement. Each of our executive officers is employed by the Adviser or its affiliates. Our day-to-day investment operations are managed by our Adviser and, with respect to the Sub-Advised Portfolio, by the Sub-Adviser and the Sub-Sub-Adviser. In addition, we reimburse the Administrator for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel.

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 300 Park Avenue, 15th Floor New York, NY 10022, where we occupy office space pursuant to an Administration Agreement with the Administrator.

Legal Proceedings

Neither we nor our Adviser, the Sub-Adviser or the Sub-Sub-Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser, the Sub-Sub-Adviser or the Sub-Sub-Adviser, as applicable.

From time to time, our Adviser, the Sub-Adviser, the Sub-Sub-Adviser, their affiliates or their professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We expect to determine the net asset value per share of our common stock by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of our common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of Investments and the related amounts of unrealized appreciation and depreciation of Investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each Investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual Investment on a quarterly basis.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Audit Committee’s recommendation of fair value. Our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser will compile and review relevant information, including the operating metrics of Credit Investments, including Participation Interests, compliance with collateralization tests, defaulted and restructured Credit Investments that comprise a portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Credit Investments (including Participation Interests) are primarily determined using a third-party cash flow modeling tool. The model will contain certain assumption inputs that are reviewed by a third party and our Audit Committee and adjusted as appropriate to incorporate how historic, current and potential market developments might potentially impact the performance of such investments.

We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our Audit Committee to consider in making its recommendation of fair value to our Board of Directors. We may elect to engage independent valuation firms to provide assistance to our Audit Committee and Board of Directors in valuing certain of our investments. Our Audit Committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. In accordance therewith, we will determine the fair value of each of our portfolio investments on at least a quarterly basis, using updated borrower level and similar data with respect to each such portfolio investments, including the fair value of any loans we originate at an individual loan level. Our valuation procedures are set forth in more detail below:

Investments for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Investments for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or our Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the Investments in our portfolio, shall be valued as follows: (i) each investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio Investment shall be independently reviewed at least annually (Investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Adviser, the Sub-Adviser, the Sub-Sub-Adviser and, where appropriate, the respective independent valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•       the nature and realizable value of any collateral;

•       the issuer’s or obligor’s ability to make payments;

•       the issuer’s or obligor’s earnings and discounted cash flow;

•       the markets in which the issuer or obligor does business; and

•       comparisons to publicly traded securities.

Investments for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•       private placements and restricted securities that do not have an active trading market;

•       illiquid alternative debt or equity instruments for which there is no active secondary market;

•       securities whose trading has been suspended or for which market quotes are no longer available;

•       debt securities that have recently gone into default and for which there is no current market;

•       securities whose prices are stale;

•       securities affected by significant events; and

•       securities that the Adviser, the Sub-Adviser or the Sub-Sub-Adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

In making the good faith determination of the value of these Investments, we start with the cost basis of the Investment, which includes the amortized original issue discount and PIK interest or dividends, if any. For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors – A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.”

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at an initial offering price of $10 per share. To the extent that our net asset value per share increases above the offering price then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our Board of Directors will delegate to one or more of its members the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our stockholders.

The following factors, among others, will be considered in making the determination that our common stock is not sold at a price per share, which is below our net asset value per share:

•	the net asset value of our common stock as most recently determined by our Board of Directors as of a calendar quarter end;

•	our Adviser’s, Sub-Adviser’s, Sub-Sub-Adviser’s and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of our Board of Director’s most recently determined net asset value to the period ending as of a time within 48 hours (excluding Sundays and holidays) of the closing of the sale of our shares of common stock; and

•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock as most recently determined by our Board of Directors as of a calendar quarter end, as adjusted to reflect our Adviser’s, Sub-Adviser’s, Sub-Sub-Adviser’s and officers’ assessment of any material change in the net asset value of our common stock since the date of such most recently determined net asset value, and (ii) the offering price of the shares of our common stock at the date of the closing.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting upfront selling commissions and dealer manager fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until this prospectus is amended, our Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the weekly closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting upfront selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director’s term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board of Directors and Executive Officers

Our Board of Directors will consist of five members, three of whom are not “interested persons” of us or our Adviser, the Sub-Adviser or the Sub-Sub-Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. As we are not required to hold regular annual meetings of stockholders, our directors are elected for indefinite terms. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
Michael Weisz, 31	Director, Chairman of the Board, President	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of YieldStreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	N/A

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
Milind Mehere, 47	Director, Chief Executive Officer	Director since December 2018	Since 2015, Mr. Mehere has served as Chief Executive Officer of our Adviser and YieldStreet. From 2006-2014, Mr. Mehere worked at Yodle, an online marketing company, as General Manager of Canada, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations	N/A

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
John C. Siciliano, 65	Director	Director since October 2019	Chairman at Avondale Strategies, LLC since May 2019; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	Board Member and Member of the Audit Committee at Sabre Corporation (SABR) since April 2019; Trustee and Audit Committee Chair at Pacific Life’s Global ETFs since December 2018
William M. Riegel, 63	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	N/A
James A. Jessee, 61	Director	Director since October 2019	President at MFS Fund Distributors, Inc from October 2014 until December 2017	Board Member of Waddell & Reed Financial, Inc. (WDR) since July 2019

Director Qualifications

Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing us and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.

Michael Weisz. Mr. Weisz is a co-founder and the President of YieldStreet. He is responsible for corporate strategy and direction, merger and acquisition activity, investment strategy, and sourcing and facilitating a network of Originators at YieldStreet. Mr. Weisz is a co-founder of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance and has served as its Chief Investment Officer since 2013. From 2009 to 2013, Mr. Weisz was Vice President at a New York-based credit opportunities hedge fund with $1.2 billion under management. Mr. Weisz and his team specialized in asset-based loan transactions between $5 million and $25 million with a niche in financing transactions for litigation and similar matters. During his career, Mr. Weisz has managed over approximately $2 billion in transactions. He brings with him 10 years of investment experience. Mr. Weisz graduated with a B.S. in Finance from Touro College. We believe Mr. Weisz’s knowledge of and relationship with our Adviser, as well as his broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Milind Mehere. Mr. Mehere is the Chief Executive Officer of YieldStreet responsible for overall strategy and day-to-day operations. Prior to co-founding YieldStreet in January 2015, Mr. Mehere co-founded Yodle, which was acquired by web.com (Nasdaq: WEB) for $342 million in March 2016. During his time at Yodle from 2006 to 2014, Mr. Mehere created and lead several departments, including General Manager of Canada where he built a team of over 200 people, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations. Previously, Mr. Mehere held various leadership roles at OATSystems (acquired by Checkpoint Systems CKP) and i2 Technologies (acquired by JDA Software). We believe Mr. Mehere’s knowledge of and relationship with our Adviser, as well as his numerous management positions and broad corporate background bring important and valuable skills, all of which make him well qualified to serve on our Board of Directors.

John C. Siciliano. Mr. Siciliano joined the Company as a Director in October 2019. At present, he is Chairman of Avondale Strategies, LLC, an advisory firm. Previously, he served as Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from 2012 until 2019. From 2011 to 2012, Mr. Siciliano served as Chairman of Avondale Strategies advising companies in the financial services sector. From 2008 to 2010, Mr. Siciliano served as the Chief Executive Officer of the independent asset management firms owned by New York Life Investments. Prior thereto, he was the Chairman and Chief Executive Officer of BKF Capital Group, before which he served in various senior roles in the financial services industry.

William M. Riegel. Mr. Riegel joined the Company as a Director in October 2019. Mr. Riegel was most recently Chief Investment Officer and Senior Managing Director of TIAA Asset Management, from June 2013 until April 2017, taking early retirement in June 2017. In this capacity, he oversaw all the key investment functions of the $600 billion group including global equites, global fixed income, multi-asset lifecycle funds, alternatives, real estate and responsible investing. TIAA’s public investment group won the Lipper Best Large Fund Family each year from 2013 to 2017. The award goes to the mutual fund family that generates the best risk adjusted investment results over the preceding three years. Mr. Riegel is now the Chair of the Rockefeller Family Fund (“RFF”) Investment Committee which he initially joined eight years ago. The endowment was formed in 1967 by the Rockefeller family to support meaningful environmental and social causes. Mr. Riegel has worked closely with the committee, family and outside managers to begin a migration of the endowment to “fossil fuel free” investing.  He has also recently joined the investment advisory committee of Betterment LLC, the first and one of the largest “robo-advisors”. Prior to his role as Chief Investment Officer, Mr. Riegel was head of TIAA’s $200 billion 100-person global public equity team. In this capacity, he helped to restructure both the management of the mutual funds and design of the CREF annuity equity accounts. He managed a global platform that included the active equity portfolio group, the quantitative equity management team, the lifecycle funds, equity research and trading.

James A. Jessee. Mr. Jessee joined the Company as a Director in October 2019. Mr. Jessee has been a director of Waddell & Reed (WDR- NYSE) since July 2019. He served as a member of the Management Committee of MFS Investment Management, an investment management company based in Boston, Massachusetts, from 2011 to 2018.

Mr. Jessee was President of MFS Fund Distributors, Inc. from October 2014 to December 2017 and Co-Head of Global Distribution from 2011 to 2017. Prior to that, he held various management positions with MFS from 1987 to 2004. Mr. Jessee also served on the board of the Investment Company Institute from 2014 to 2018.

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jimmy Pandhi, 42	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since December 2018	Head of Strategic Finance at YieldStreet since July 2018; Managing Director of New York Life Investment Management from 2015 to 2017; Head of Investor Relations at Evercore from 2011 to 2015
Ivor Wolk, 55	General Counsel and Secretary	General Counsel and Secretary since December 2018

General Counsel at YieldStreet since October 2017; Partner at Cohen Tauber Spievack & Wagner P.C., a law firm, from November 2016 to October 2017; Partner at Pastore & Dailey LLC from May 2014 to November 2016; General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm, from January 2012 to May 2014

Douglas N. Tyre, 39	Chief Compliance Officer	Chief Compliance Officer since October 2019	Compliance Director, Cipperman Compliance Services, LLC, since April 2014

Jimmy Pandhi. Mr. Pandhi has served as Head of Strategic Finance at YieldStreet since July 2018. Prior to joining YieldStreet, Mr. Pandhi was a Managing Director of New York Life Investment Management from 2015 to 2017, where he focused on financial and strategic matters. In addition, Mr. Pandhi spent four years at Evercore from 2011 to 2015 where he was Head of Investor Relations among other responsibilities. Before joining Evercore, Mr. Pandhi spent six years at Fortress Investment Group, where he held various positions across finance, private equity, and credit. Mr. Pandhi received a B.S. from the University of Illinois Urbana-Champaign.

Ivor Wolk. Mr. Wolk has served as General Counsel at YieldStreet since October 2017. He started his career at Davis Polk & Wardwell before holding senior investment banking legal roles at WestLB, Barclays Capital and Dresdner Kleinwort. Prior to joining YieldStreet, Mr. Wolk also served as General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm from January 2012 to May 2014. In addition, Mr. Wolk was a partner at Pastore & Dailey LLC from May 2014 to November 2016 and at Cohen Tauber Spievack & Wagner P.C. from November 2016 to October 2017, where he focused his practice on corporate and securities law. Mr. Wolk graduated cum laude with a Bachelor of Commerce and law degree from the University of the Witwatersrand, South Africa, and holds a Master of Laws degree from the University of Cambridge, England.

Douglas N. Tyre. Mr. Tyre has served as our Chief Compliance Officer since October 2019. He works as a Compliance Director at Cipperman Compliance Services, LLC (“CCS”) and serves as a Chief Compliance Officer for a number of CCS’ clients. Prior to joining CCS, Mr. Tyre worked at Echo Point Investment Management LLC (“Echo Point”), an affiliate of Old Mutual Asset Management, where he was primarily responsible for coordinating investment operations functions, client service and reporting, proxy voting and marketing support. Prior to his experience at Echo Point, he worked at The Vanguard Group and Morgan Stanley Investment Management, serving in various operations and client service positions. Mr. Tyre earned a B.S. from Cornell University and an MBA from Villanova University.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.

Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Mehere, as a result of his position as our Chief Executive Officer and as Chief Executive Officer of our Adviser, and Mr. Weisz, as a result of his position as our President and as President and Chief Investment Officer of our Adviser.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.

Presently, Mr. Weisz serves as the Chairman of our Board of Directors. Mr. Weisz is an “interested person” of us as described above. We believe that Mr. Weisz’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Weisz’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” our Audit Committee and our Nominating and Corporate Governance Committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our Audit Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of our Board of Directors

Our Board of Directors has the following committees:

Audit Committee

Our Audit Committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefor); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our Audit Committee will be John Siciliano, William Riegel and James Jessee, all of whom are independent. Mr. Siciliano will serve as the Chairman of our Audit Committee and our Board of Directors has determined that Mr. Siciliano is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee will be composed of John Siciliano, William Riegel and James Jessee. Mr. Riegel will serve as Chairman of our Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of our Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.

The members of our Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our Nominating and Corporate Governance Committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees.   The directors will be John Siciliano, William Riegel and James Jessee. Amounts payable will be determined and paid quarterly in arrears as follows:  James Jessee will receive $40,000 annually, William Riegel, as Nominating and Corporate Governance Committee Chair will receive $45,000 annually and John Siciliano, as Audit Committee Chair, will receive $50,000 annually.

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The above directors do not receive any pension or retirement benefits from us.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or the Administrator or their affiliates or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by the Administrator, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel under the Administration Agreement.

The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

See “Portfolio Management – Compensation of Portfolio Managers.”

Control Persons

Immediately prior to this offering, our Adviser will own 100% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes Milind Mehere, YieldStreet’s Chief Executive Officer, Michael Weisz, YieldStreet’s President and Chief Investment Officer, Cynthia Sachs, Managing Director of YieldStreet’s Art Finance vertical, Mitchell Rosen, YieldStreet’s Director of Real Estate and Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance. We refer to those investment professionals collectively as our “Senior Investment Professionals.” Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team.” References to the “Investment Team” in this registration statement in the context of providing investment management services to the Sub-Advised Portfolio, should be understood to refer to investment professionals of the Sub-Adviser and the Sub-Sub-Adviser. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. For more information regarding the business experience of Cynthia Sachs, Mitchell Rosen and Stefanos Fragos, see “Senior Investment Professionals” below. The management of the Sub-Advised Portfolio will be the responsibility of the Sub-Adviser and the Sub-Sub-Adviser. All final investment decisions with respect to our assets outside of the Sub-Advised Portfolio must be approved by Mr. Weisz, who we consider to be our portfolio manager. In addition to Mr. Weisz, Rick Rieder, Robert Wuertz and Jacob Caplain, who together must approve each investment included in the Sub-Advised Portfolio, may also be considered our portfolio managers. We do not consider any of the personnel of the Sub-Sub-Adviser as our portfolio managers. For information regarding our shares owned by our portfolio managers, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Our executive officers, certain of our directors and certain finance professionals of our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser are also officers, directors, managers, and/or key professionals of other entities, including YieldStreet entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser may grant equity interests in the Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser, as applicable to certain management personnel performing services for us.

Portfolio Managers

All final investment decisions with respect to our assets outside of the Sub-Advised Portfolio must be approved by Mr. Weisz, who we consider to be our portfolio manager. In addition to Mr. Weisz, Rick Rieder, Robert Wuertz and Jacob Caplain, who together must approve each investment included in the Sub-Advised Portfolio, may also be considered our portfolio managers. Information regarding Mr. Weisz is set forth above under “—Board of Directors and Executed Officers—Director Qualifications”. Information regarding Mr. Rieder, Mr. Wuertz and Mr. Caplain, is set forth below:

Rick Rieder. Mr. Rieder is a Managing Director at BlackRock, is BlackRock’s Chief Investment Officer of Global Fixed Income, Head of the Global Allocation Investment Team in the Multi-Asset Strategies Group, a member of BlackRock’s Global Operating Committee and Chairman of the firm-wide BlackRock Investment Council.

Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury and is currently a member of the Federal Reserve Bank of New York’s Investment Advisory Committee on Financial Markets.

Mr. Rieder currently serves on the Alphabet/Google Investment Advisory Committee and the UBS Research Advisory Board. He was awarded the Global Unconstrained Fixed Income Manager of the Year for 2015 by Institutional Investor, was nominated for Fixed Income Manager of the Year by Institutional Investor for 2014 and was inducted into the Fixed Income Analysts Society Fixed Income Hall of Fame in 2013.

From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm’s Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm’s credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta.

Mr. Rieder earned a BBA degree in Finance from Emory University and an MBA degree from The Wharton School of the University of Pennsylvania. He is a member of the board of Emory University, Emory’s Business School, and the University’s Finance Committee, and is the Vice Chairman of the Investment Committee. Mr. Rieder is founder and chairman of the business school’s BBA investment fund and community financial literacy program.

Mr. Rieder serves as Chairman of the Board of North Star Academy’s thirteen Charter Schools in Newark, New Jersey and is the Founder and Chairman of the Board of Graduation Generation Public School Collaboration in Atlanta. He is a Trustee for the US Olympic Foundation, and is on the International Advisory Council and Board of Advisors for the Hospital for Special Surgery. He serves on the National Leadership Council of the Communities in Schools Educational Foundation and on the board of Big Brothers/Big Sisters of Newark and Essex County.   Mr. Rieder was honored at the Choose Success Awards ceremony in Atlanta in 2015 for his dedication to public education in Atlanta through CIS and Graduation Generation.

Robert Wuertz. Mr. Wuertz, who serves as a Director at BlackRock, is a portfolio manager on the Multi-Sector team within Global Fixed Income.  In this role, he is responsible for the asset allocation and portfolio construction of yield-focused institutional and retail mandates.  Prior to that role, Mr. Wuertz was a member of BlackRock’s Securitized Products team focusing on credit correlation and volatility trading.

Prior to joining BlackRock in 2012, Mr. Wuertz was an Executive Director and Co-head of Strategic Credit Trading at Nomura Securities. Previously, he was Head of Liquid Tranche Trading at Barclays Capital from 2008 to 2009 and US Head of Flow Credit Derivatives at Lehman Brothers, where he began his career. Mr. Wuertz earned an AB degree, magna cum laude, in economics from Princeton University.

Jacob Caplain. Mr. Caplain, who serves as a Director at BlackRock, is a member of the Global Fixed Income team focused on implementing our yield focused strategies. He’s worked on developing the income-focused investment process currently applied to a number of different investment vehicles with different risk tolerances. Furthermore, Mr. Caplain works more broadly on portfolio construction, asset allocation, and analytics across the multi-sector mutual funds platform. He specializes in fundamental research on macro trends in Emerging Markets.

Prior to joining the Global Fixed Income team, Mr. Caplain was a member of the Risk and Quantitative Analysis group within BlackRock, responsible for risk management across the multi-sector mutual funds platform. Mr. Caplain earned a BA degree, magna cum laude, in Financial Economics from Columbia University.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company and the Sub-Advised Portfolio, as applicable, also manage other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2019: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the applicable portfolio manager and (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts		Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael Weisz
Other Pooled Investment Vehicles	53	(1)	$503.7 million	—	—
Other Accounts	—		—	—	—
Registered Investment Companies	—		—	—	—

Rick Rieder
Other Pooled Investment Vehicles	46		$34.65 billion	3	$78.89 million
Other Accounts	11		$6.13 billion	11	$6.13 billion
Registered Investment Companies	22		$103.4 billion	—	—

Robert Wuertz
Other Pooled Investment Vehicles	2		$2.59 billion	—	—
Other Accounts	1		$415.6 million	1	$415.6 million
Registered Investment Companies	3		816.3 million	—	—

Jacob Caplain
Other Pooled Investment Vehicles	4		$3.14 billion	—	—
Other Accounts	—		—	—	—
Registered Investment Companies	3		$816.3 million	—	—

(1)	Includes YS ALTNOTES I LLC and YS ALTNOTES II LLC, each a Delaware limited liability company, which issue series of notes on an ongoing basis to investors, each as one pooled investment vehicle.

Portfolio Managers’ Material Conflicts of Interest

Each of our portfolio managers serves or may serve as an officer, director or principal of entities that operate in the same or related lines of business as we do or of investment funds managed by our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or our affiliates. Accordingly, they may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by our Adviser, the Sub-Adviser and the Sub-Sub-Adviser may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser is not restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when our portfolio managers have interests that differ from those of our stockholders, giving rise to a conflict of interest.

The following potential material conflicts of interest apply particularly with respect to our portfolio managers employed by BlackRock:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to us, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to us.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to us.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to us by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Caplain, Rieder and Wuertz may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Caplain, Rieder and Wuertz may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation Overview of Portfolio Managers Employed by the Adviser

The discussion below describes the compensation of the portfolio managers employed by the Adviser as of June 30, 2019.

None of our investment personnel, including our portfolio managers, receives any direct compensation from us in connection with the management of our portfolio. Mr. Weisz, through his financial interests in YieldStreet, which owns 100% of the equity interests in the Adviser, is indirectly entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of our portfolio managers may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular portfolio manager may also receive, all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular portfolio manager receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Compensation Overview of Portfolio Managers Employed by BlackRock

The discussion below describes the compensation of the portfolio managers employed by the Sub-Adviser as of June 30, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the closed-end funds (including us) advised by the Sub-Adviser (the “Sub-Adviser-Advised Funds”) or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Sub-Adviser-Advised Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Sub-Adviser-Advised Funds and other accounts are: a combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Our portfolio managers have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities beneficially owned by our portfolio managers, based on the assumed initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Michael Weisz(3)	$50,001-$100,000
Rick Rieder	None
Robert Wuertz	None
Jacob Caplain	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(3)	Reflects shares of our common stock presently held by the Adviser, which may be deemed to be beneficially owned by Mr. Weisz as a result of his control over YieldStreet.

Additional Senior Investment Professionals

Information regarding Milind Mehere and Michael Weisz is set forth above in “Management—Board of Directors and Executive Officers.” Information regarding Cynthia Sachs, Mitchell Rosen and Stefanos Fragos is set forth below.

Cynthia Sachs.  Ms. Sachs is a Manager Director of YieldStreet responsible for its art finance vertical.  Prior to joining YieldStreet, Ms. Sachs was the Chief Executive Officer and Chief Investment Officer of Athena Art Finance, a specialty finance company focused on art-backed credit.  Ms. Sachs has over 25 years of asset-based lending and high yield corporate credit experience across debt origination, structuring, portfolio management and trading (par and distressed).  Previously, Ms. Sachs ran Morgan Stanley’s global proprietary corporate credit platform within its Securitized Products Division and was a Managing Director at Natixis where she ran the Telecom Media & Tech leveraged finance business.  On the Fintech side, Ms. Sachs created and led Bloomberg’s fixed income evaluated pricing business, BVAL, from a nascent platform to becoming the global market leader in the bond and loan valuation space. Ms. Sachs started her career at Bank of America after earning her undergraduate degree from the University of Maryland’s Smith School of Business and her MBA in Finance from New York University’s Stern School of Business.

Mitchell Rosen. Mr. Rosen is responsible for the real estate investment vertical at YieldStreet. Prior to joining YieldStreet, Mr. Rosen worked at Brigade Capital Management, a credit focused alternative asset management firm, where he spent more than 5 years focusing on CMBS/CRE debt investing. Prior to Brigade, Mr. Rosen spent almost 9 years at Marathon Asset Management working on both the direct lending program on transitional properties as well as the head credit analyst for their CMBS business. Mr. Rosen entered the real estate lending arena as an analyst at Capital Trust, Inc., a publicly traded commercial mortgage REIT focusing on the mezzanine debt lending space. Mr. Rosen has a Bachelor of Business Administration from Emory University.

Stefanos Fragos. Mr. Fragos is the senior credit officer of YieldStreet responsible for its marine finance vertical. Prior to joining YieldStreet, Mr. Fragos was dedicated to servicing the marine finance industry for 16 years across various positions within the leading ship finance lender DVB Bank SE. Mr. Fragos was responsible for $800 million of shipping transactions, the majority of which were originated and structured by himself over the past 5 years. Mr. Fragos is experienced in servicing a wide spectrum of clients of the highest caliber within the international ship owning sector. Mr. Fragos graduated from Newcastle University in the U.K. with a Master’s degree in Marine Engineering, followed by a Master’s in Shipping Trade & Finance from City University of London.

INVESTMENT ADVISORY AGREEMENT

Management Services

YieldStreet Management has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services.

Under the terms of our Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies/sources, researches, evaluates and negotiates the structure of the investments we make;

•	closes and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain, or sell;

•	uses reasonable endeavors to ensure that our Investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;

•	performs due diligence on prospective investments; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a base management fee for investment advisory and management services (the “Adviser Management Fee”). For services rendered under the Investment Advisory Agreement, the Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Adviser Management Fee will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under our Investment Advisory Agreement, other than the Adviser Management Fee.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

Payment of Our Expenses

Except as otherwise provided in the Investment Advisory Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including, but not limited to, those relating to:

•	our organization;

•	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

•	the establishment or operation of any credit facility or other leverage utilized by us;

•	interest payable on debt, if any, incurred by us;

•	sales and purchases of our common stock and other securities, including in connection with any tender offers or repurchase offers relating thereto;

•	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;

•	any annual or special meeting of our stockholders;

•	Adviser Management Fees and related expenses payable under the Investment Advisory Agreement;

•	amounts payable under the Administration Agreement;

•	federal and state registration fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	our allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums;

•	the acquisition or disposition of Investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;

•	the investigation and monitoring of our investments, including travel-related expenses;

•	calculating net asset value;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	the retention of any sub-administrator or third-party compliance firm;

•	marketing efforts (including attendance at investment conferences and similar events);

•	any exchange listing fees;

•	preparing, printing and disseminating proxy materials, stockholders’ reports and other notices;

•	preparing and submitting government filings, including periodic and other reports;

•	independent audits and the engagement of outside accountants and legal counsel;

•	reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	printing, mailing and all other direct expenses incurred by either of the Adviser, the Administrator or us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

For the avoidance of doubt, the aggregate amount of organizational and offering expenses that may be reimbursed to the Administrator and the Adviser, will be subject to the expense reimbursement limitation described below. See “Administration Agreement.”

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. See “Risk Factors – Risks Related to Our Business and Structure— Our ability to achieve our investment objective depends on our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s ability to manage and support our investment process. If our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed.” Our Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Limitation of Liability and Indemnification

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee; provided that such person was selected, engaged or retained without gross negligence, willful misconduct or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Organization of Our Adviser

Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is YieldStreet Management, LLC, 300 Park Avenue, 15th Floor
New York, NY 10022.

SUB-ADVISORY AGREEMENT

Management Services

The Sub-Adviser has registered as an investment adviser under the Advisers Act and serves as a sub-adviser for the Sub-Advised Portfolio pursuant to the Sub-Advisory Agreement (entered into by and among us, the Adviser and the Sub-Adviser) in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, the Sub- Adviser oversees our day-to-day operations and provides us with investment advisory services with respect to the operations and management of the Sub-Advised Portfolio.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser has the following duties with respect to the assets of the Sub-Advised Portfolio (such assets, the “Allocated Assets”), in accordance with, among other things, the investment policies, restrictions and guidelines applicable to the Sub-Adviser’s management of the Allocated Assets as agreed to in writing from time to time by our Adviser and the Sub-Adviser (collectively, the “Investment Guidelines”):

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies/sources, researches, evaluates and negotiates the structure of the investments we make;

•	closes and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain, or sell;

•	uses reasonable endeavors to ensure that our Investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;

•	performs due diligence on prospective investments; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Subject to the supervision of our Board of Directors, the Sub-Adviser is authorized with respect to the Allocated Assets to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements (each, a “Trading Agreement”) on behalf of the Company, as applicable) and take any other actions required to make investments pursuant to this registration statement and the Investment Guidelines, which may include any market and/or industry standard documentation; provided that the Sub-Adviser will obtain the prior written consent of the Adviser before entering into any Trading Agreement where we are identified by name either in or on an exhibit to such Trading Agreement and that would be binding upon us or any of our assets.

Subject to the supervision of our Board of Directors and without limiting the generality of the foregoing, the Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under the Sub-Advisory Agreement (such personnel, the “Affiliated Personnel”), provided that (i) the Sub-Adviser remains solely responsible for the provision of services under the Sub-Advisory Agreement, (ii) the Sub-Adviser will be responsible for all acts of any Affiliated Personnel taken in furtherance of the Sub-Advisory Agreement to the same extent it would be for its own acts, (iii) except to the extent as otherwise set forth in “—Payment of Our Expenses” below, the compensation and/or expenses of the Affiliated Personnel shall be paid by and/or be the sole responsibility of the Sub-Adviser, and the Adviser shall bear no direct cost or obligation with respect thereto beyond the payment of the Sub-Adviser Management Fee as described in the Sub-Advisory Agreement, (iv) the Affiliated Personnel shall be selected by the Sub-Adviser in good faith and with reasonable care, and be monitored by the Sub-Adviser, and (v) upon reasonable request by the Adviser, the Sub-Adviser shall identify the Affiliated Personnel and the services they provide, and will update the Adviser when making any material changes to the Affiliated Personnel and the services they provide.

The Sub-Adviser’s services under the Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Advisory Fees

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a base management fee for investment advisory and management services (the “Sub-Adviser Management Fee”). For services rendered under the Sub-Advisory Agreement, the Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of our net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•	0.55% per annum for the first $500 million of the Net Allocated Assets;

•	0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and

•	0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

The Sub-Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under the Sub-Advisory Agreement, other than the Sub-Adviser Management Fee from the Adviser.

Board Approval of the Sub-Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of the Sub-Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

Payment of Our Expenses

Except as otherwise provided in the Sub-Advisory Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its activities under the Sub-Advisory Agreement, other than investment-related expenses of the Company (including, but not limited to, the cost of securities, commodities and other investments purchased or sold for the Company (including brokerage commissions and other fees or charges associated with transactions), transfer fees, registration costs, taxes, interest or any other expenses incurred by the Company in connection with acquiring, holding or disposing of its investments, including any legal or third-party service fees incurred by the Sub-Adviser or the Company in connection with securities held for it). Except as otherwise provided in the Sub-Advisory Agreement or by law, the Sub-Adviser will not be responsible for any other expenses incurred by or on behalf of the Company in connection with its operation, including but not limited to (a) management fees payable to our Adviser under the Investment Advisory Agreement; (b) management or other fees or expenses payable to any other sub-advisers retained by us or our Adviser; (c) expenses incurred in connection with providing or arranging for the provision of the facilities and administrative services necessary for the Company to operate; and (d) any fees, costs or expenses of the Company’s operations specifically borne by the Company pursuant to the Investment Advisory Agreement.

Covenants of the Sub-Adviser

Under the Sub-Advisory Agreement, the Sub-Adviser makes certain covenants to us and our Adviser, including in connection with (i) complying with applicable laws, (ii) assisting the Company and the Adviser with certain public filings, (iii) notifying us and the Adviser of certain error events and other material events, (iv) custody arrangements, (v) valuation assistance, (vi) cooperation with service providers and (vii) provision of certain portfolio information.

Aggregation of Orders

The Sub-Adviser may to the extent permitted by applicable laws, regulations and any exemptive relief or positions of the staff of the SEC, but will be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Company, the Adviser and to the Sub-Adviser’s other clients, in a manner consistent with the Sub-Adviser’s allocation policies and procedures and to the extent permitted by applicable laws and regulations. Our Adviser acknowledges under the Sub-Advisory Agreement that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Allocated Assets.

Proxy Voting

The Sub-Adviser will use its good faith judgment in a manner which it reasonably believes best serves the interests of our stockholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Allocated Assets. The Sub-Adviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). Our custodian will cause to be forwarded to the Sub-Adviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Company or its representatives may receive. The Sub-Adviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act and that it will comply with such procedures with respect to all proxies solicited by or with respect to the issuers of any voting securities in the Allocated Assets. The Sub-Adviser further agrees that it will provide our Board of Directors as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as our Board of Directors may designate, in a format reasonably requested by it and agreed to by the Sub-Adviser. Upon reasonable request based on a timeline agreed to by us and the Sub-Adviser, the Sub-Adviser will provide our Adviser with all proxy voting records relating to the Allocated Assets, including but not limited to those required by Form N-PX. The Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to our Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Sub-Adviser has sole and full discretion to vote (or not to vote) any securities constituting the Allocated Assets and the Adviser will not, directly or indirectly, attempt to influence the Sub-Adviser’s voting decisions.

Use of Name

No right, express or implied, is granted by the Sub-Advisory Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other or its affiliates in connection with the performance of the Sub-Advisory Agreement, except that (a) either party may use the name, trade name or trademark of the other party as required by law or regulation and in disclosure required by law or regulation and (b) either party may receive the prior written consent of the other party to use the name, trade name or trademark of the other party in the limited instance set out in such written consent.

Duration and Termination

Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Sub-Advisory Agreement will automatically terminate in the event of its assignment. The Sub-Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. See “Risk Factors – Risks Related to Our Business and Structure— Our ability to achieve our investment objective depends on our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s ability to manage and support our investment process. If our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed.” The Sub-Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Limitation of Liability and Indemnification

The Sub-Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee; provided that such person was selected, engaged or retained by the Sub-Adviser without gross negligence, willful misconduct or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Organization of the Sub-Adviser

The Sub-Adviser is a Delaware corporation that is registered as an investment adviser under the Advisers Act. The principal address of the Sub-Adviser is Blackrock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055.

SUB-SUB-ADVISORY AGREEMENT

Management Services

Each Sub-Sub-Adviser has registered as an investment adviser under the Advisers Act and serves as a sub-sub-adviser for the Sub-Advised Portfolio pursuant to, in the case of BlackRock International, a Sub-Sub-Advisory Agreement between the Sub-Adviser and BlackRock International, and, in the case of BlackRock Singapore, a Sub-Sub-Advisory Agreement between the Sub-Adviser and BlackRock Singapore, in each case, in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, each Sub-Sub-Adviser oversees certain of our day-to-day operations and provides us with certain investment advisory services with respect to the operations and management of the Sub-Advised Portfolio.

Under the terms of each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser has the following duties with respect to certain of the Allocated Assets:

•	acting as investment advisor for and managing the investment and reinvestment of those Allocated Assets as the Sub-Adviser may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other Allocated Assets and in voting, exercising consents and exercising all other rights appertaining to such securities and other Allocated Assets on our behalf;

•	arranging, subject to certain other provisions of each Sub-Sub-Advisory Agreement, for the purchase and sale of securities and other Allocated Assets;

•	providing investment research and credit analysis concerning the Investments;

•	assisting the Sub-Adviser in determining what portion of the Allocated Assets will be invested in cash, cash equivalents and money market instruments;

•	placing orders for all purchases and sales of such investments; and

•	maintaining the books and records as are required to support our investment operations.

At the request of the Sub-Adviser, the Sub-Sub-Adviser will also, subject to the oversight and supervision of the Sub-Adviser and our Board of Directors, provide to the Sub-Adviser or us certain facilities and equipment and perform certain services set forth in the Sub-Advisory Agreement. In addition, the Sub-Sub-Adviser will keep us and the Sub-Adviser informed of developments materially affecting us and will, on its own initiative, furnish to us from time to time whatever information the Sub-Sub-Adviser believes appropriate for this purpose. The Sub-Sub-Adviser will periodically communicate to the Sub-Adviser, at such times as the Sub-Adviser may direct, information concerning the purchase and sale of securities on our behalf, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Sub-Adviser may reasonably require for purposes of fulfilling its obligations to us under the Sub-Advisory Agreement.

Advisory Fees

Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Sub-Adviser, equal to an allocable portion of the Sub-Adviser Management Fee determined by reference to each Sub-Sub-Adviser’s relative contribution to management of the Sub-Advised Portfolio, along with the Sub-Adviser (the “Sub-Sub-Adviser Management Fee”). Any Sub-Sub-Adviser Management Fees will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. No Sub-Sub-Adviser Management Fees will be paid by us or the Adviser.

Board Approval of the Sub-Sub-Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of the Sub-Sub-Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of this registration statement, of which this prospectus forms a part.

Covenants

Under each Sub-Sub-Advisory Agreement, each Sub-Sub-Adviser makes certain covenants to the Sub-Adviser, including in connection with (i) complying with applicable laws, including the 1940 Act, (ii) complying with our charter and bylaws, (iii) complying with our investment objectives and policies as set forth in this registration statement and with any other policies and determinations of our Board of Directors, (iv) the placing of orders with respect to our securities transactions, (v) the maintenance of books and records with respect to our securities transactions, (vi) maintenance of a policy and practice of conducting its investment advisory services under each Sub-Sub-Advisory Agreement independent of the commercial banking operations of its affiliates and (vii) treating certain records and proprietary information of the Company as confidential.

In addition, under each Sub-Sub-Advisory Agreement, the Sub-Adviser (i) agrees that the Sub-Sub-Adviser may aggregate certain transactions and (ii) instructs the Sub-Sub-Adviser not to make certain orders in respect of certain securities transactions which are not immediately executed under prevailing market conditions.

BlackRock International represents, warrants and covenants under its Sub-Sub-Advisory Agreement that it is authorized and regulated by the Financial Conduct Authority of the United Kingdom (the “FCA”) and its Sub-Sub-Advisory Agreement contains certain additional terms related to its regulation under the rules, guidance and principles of the FCA.

Duration and Termination

Unless terminated earlier as described below, each Sub-Sub-Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. Each Sub-Sub-Advisory Agreement will automatically terminate in the event of its assignment. Each Sub-Sub-Advisory Agreement may be terminated by us or the Sub-Adviser at any time, without the payment of any penalty, upon giving the Sub-Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Sub-Adviser), provided that such termination by us or the Sub-Adviser will be directed or approved by the vote of a majority of our Board of Directors in office at the time or by the vote of the holders of a majority of our outstanding voting securities entitled to vote, or by the Sub-Sub-Adviser on 60 days’ written notice (which notice may be waived by us and the Sub-Adviser), and will terminate automatically upon any termination of the Sub-Advisory Agreement. See “Risk Factors – Risks Related to Our Business and Structure— Our ability to achieve our investment objective depends on our Adviser’s, the Sub-Adviser’s and/or the Sub-Sub-Adviser’s ability to manage and support our investment process. If our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objective could be significantly harmed.” Each Sub-Sub-Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Limitation of Liability

Each Sub-Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or by us in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under each Sub-Sub-Advisory Agreement. As used in this paragraph, the term “Sub-Sub-Adviser” will include any affiliates of each Sub-Sub-Adviser performing services for us contemplated under each Sub-Sub-Advisory Agreement and partners, directors, officers and employees of each Sub-Sub-Adviser and such affiliates.

Organization of each Sub-Sub-Adviser

BlackRock International is a corporation organized under the laws of Scotland that is registered as an investment adviser under the Advisers Act. The principal address of BlackRock International is BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock Singapore is a corporation organized under the laws of Singapore that is registered as an investment adviser under the Advisers Act. The principal address of BlackRock Singapore is BlackRock (Singapore) Limited, 20 Anson Road #18-01, 079912 Singapore.

ADMINISTRATION AGREEMENT

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

Except as otherwise provided in the Investment Advisory Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including but not limited to those relating to:

•	our organization;

•	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

•	the establishment or operation of any credit facility or other leverage utilized by us;

•	interest payable on debt, if any, incurred by us;

•	sales and purchases of our common stock and other securities, including in connection with any tender offers or repurchase offers relating thereto;

•	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;

•	any annual or special meeting of our stockholders;

•	Adviser Management Fees and related expenses payable under the Investment Advisory Agreement;

•	amounts payable under the Administration Agreement;

•	federal and state registration fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	our allocable portion of any fidelity bond, directors and officers / errors and omissions liability insurance and any other insurance premiums;

•	the acquisition or disposition of Investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;

•	the investigation and monitoring of our investments, including travel-related expenses;

•	calculating net asset value;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	the retention of any sub-administrator or third-party compliance firm;

•	marketing efforts (including attendance at investment conferences and similar events);

•	any exchange listing fees;

•	preparing, printing and disseminating proxy materials, stockholders’ reports and other notices;

•	preparing and submitting government filings, including periodic and other reports;

•	independent audits and the engagement of outside accountants and legal counsel;

•	reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	printing, mailing and all other direct expenses incurred by either of the Adviser, the Administrator or us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

The aggregate amount of fees, costs and expenses, including organizational and offering expenses, that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The Administrator is our Adviser.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

Sub-Administrators

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of the Administrator.

Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

DISTRIBUTION REINVESTMENT PLAN

Subject to our Board of Directors’ discretion and applicable legal restrictions, our Board of Directors expects to authorize, and we intend to declare and pay ordinary cash distributions on a quarterly basis beginning no later than the calendar quarter during which the minimum offering requirement is met. We intend to adopt an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to our distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying the reinvestment agent, and our transfer agent and registrar (through the YieldStreet Portal) no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

•	To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):
o	during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and
o	during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.
•	To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting us.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Set forth below is a chart describing the classes of our stock to be outstanding as to the date we commence this offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	—

Our charter also provides that the Board of Directors may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board of Directors determines otherwise, we will issue all shares of our stock in uncertificated form.

Common Stock

Under the terms of the charter, all shares of common stock have equal rights as to dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to our stockholders if, as and when authorized by the Board of Directors and declared by us out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and stockholders generally have no appraisal rights. Provided that you comply with certain conditions to transfer set forth in the subscription agreement, including that the recipient has an existing YieldStreet Wallet, shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or otherwise provide for, all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.

Preferred Stock

Under the terms of our charter, the Board of Directors may authorize us to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to the Adviser, the Sub-Adviser, the Sub-Sub-Adviser or our affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with terms that would adversely affect our common stockholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Company or any individual who, while a director or officer of the Company and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act.

Following completion of this offering, we intend to purchase and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors; Term

As permitted by the Maryland General Corporation Law, our bylaws provide that we are not required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted on under the 1940 Act. Accordingly, we will not hold an annual meeting of stockholders each year and directors will be elected to serve an indefinite term between annual meetings of stockholders. Our bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of stockholders at which a quorum is present. Pursuant to our charter, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than eleven. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors. Any director elected to fill a vacancy will serve an indefinite term until the next annual meeting of stockholders and until a successor is elected and qualifies.

Our charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined below, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purposes of removal of directors, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active deliberate dishonesty.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Action by Stockholders

Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the discretion of our Board of Directors or (2) provided that the special meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, if such action is declared advisable by the Board of Directors.

However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•	Any amendment to our charter to make the shares of stock a “redeemable security” or any other proposal to convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

•	The liquidation or dissolution of the Company and any amendment to our charter to effect any such liquidation or dissolution;

•	Any amendment to, or any amendment inconsistent with our charter provisions for the number and election of directors, extraordinary actions, removal of directors, right to amend our bylaws, right to amend our charter or approval of certain extraordinary actions and charter amendments;

•	Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Company that the Maryland General Corporation Law requires be approved by stockholders of the Company; and

•	Any transaction between the Company and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person or member of such group.

However, if such amendment, proposal or transaction is approved by a two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter; and provided further, that, with respect to any transaction referred to in the fourth and fifth bullet points above, if such transaction is approved by two-thirds of our continuing directors, no stockholder approval is required unless required by the Maryland General Corporation Law or another provision of our charter or bylaws. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our continuing directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board of Directors determines that such rights shall apply.

Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any Internal Corporate Claim, as defined by the Maryland General Corporation Law, (b) any derivative action or proceeding brought on our behalf, (c) any action asserting a claim of breach of any duty owed by any of our directors, officers or employees to us or to our stockholders, (d) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (e) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. By accepting shares of our common stock in connection with this offering, you are agreeing to be bound by these provisions.

While the applicability of forum selection clauses to claims brought under federal securities law may be subject to challenge as a general matter, including pursuant to Section 44 under the 1940 Act which generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our bylaws will likely make it more difficult for a stockholder to successfully pursue litigation against us or those covered by our forum selection clause in another jurisdiction, including one that may be more favorable to such stockholder. For the avoidance of doubt, the forum selection clause included in our bylaws does not cover claims made by stockholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder.

Waiver of Corporate Opportunity Doctrine

Our charter provides that, we, by resolution of our Board of Directors, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.

Control Share Acquisitions

The Control Share Acquisition Act (the “CSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

• one-tenth or more but less than one-third;

• one-third or more but less than a majority; or

• a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The CSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

As a Maryland corporation registered under the 1940 Act as a closed end investment company, we are by default not subject to the CSAA. Furthermore, our Board of Directors has not adopted a resolution to be subject to the CSAA and our bylaws do not contain a comparable provision either. Accordingly, any control shares of the Company will have the same voting rights as all of the other shares of the Company’s common stock. We could amend our bylaws, or our Board of Directors could adopt a resolution, to be subject to the CSAA at any time in the future. However, we will amend our bylaws, or our Board of Directors will adopt a resolution, to be subject to the CSAA only if the Board of Directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the CSAA does not conflict with the 1940 Act. We have been advised that the SEC staff currently believes that opting into the CSAA would be inconsistent with certain provisions of the 1940 Act, and would therefore be unavailable to us.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold our shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury Regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of our shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” generally is a beneficial owner of our shares that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding our shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any income and gains recognized, but not distributed, from previous years on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement even though we will not have received a corresponding cash payment. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

We anticipate that we may make certain investments, such as CLOs and other securitization vehicles, in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a QEF would be “good income” for purposes of the 90% Income Test. However, no guarantee can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the QEF. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

The IRS and U.S. Treasury Department have issued proposed regulations that provide that the income inclusions from a QEF would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we intend to carefully monitor our investments to avoid disqualification as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury Regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as either dividend income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable. However, in the future, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends whether a stockholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases our shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our shares (unless the shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our shares.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

We may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

Distributions of our investment company taxable income to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of our shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Phantom Income

Due to the nature of the assets in which we will invest, we may be required to recognize taxable income from certain assets in advance of our receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

We may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless we elect to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, we may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that we hold may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which we may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that we acquire may have been issued with original issue discount (“OID”). In general, we will be required to accrue non-de minimis OID based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, we may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

Finally, we may be required under the terms of indebtedness that we incur to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to our stockholders.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that we may have taxable income in excess of cash available for distribution. In that event, we may need to borrow funds or take other action to satisfy the RIC distribution requirements for the taxable year in which this “phantom income” is recognized. To the extent we are unable to make required distributions for a taxable year, our status as a RIC could be impacted.

Failure to Qualify as a RIC

If we fail to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our stockholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

PLAN OF DISTRIBUTION

General

We are offering up to 100,000,000 shares in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $20,000 of our shares, although we may waive or increase or decrease this minimum subscription purchase amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $15 million, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, your subscription payment will be placed into an account in your name at Evolve Bank, an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is approximately 1.45%. We will withdraw your subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share. To the extent that our net asset value per share increases above the offering price then the offering price per share will require an upward adjustment. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

In connection with closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, we expect that our Board of Directors will delegate to one or more of its members the authority to conduct such closings so long as there is no change to our public offering price or to establish a new net offering price that is not more than 2.5% above our net asset value. We will not sell our shares at a net offering price below our net asset value per share unless we obtain the requisite approval from our stockholders.

We are offering our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our then current net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares.

In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors determines that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new offering price that is not more than 2.5% above our net asset value per share plus organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of organizational and offering expenses, which represents a premium to the net asset value per share of greater than 2.5%.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

We may from time to time impose requirements on purchasers of our shares in connection with this offering. For example, we intend to initially require all purchasers of our shares to confirm that they are “accredited investors,” as such term is defined in Regulation D under the Securities Act. We may in the future opt to modify or remove such requirement in our discretion. Any change to such requirement will be reflected in a supplement to this prospectus. In addition, we may allow certain investors with whom we or the Adviser, or our respective affiliates, have a relationship to submit subscriptions to us in advance of other investors in connection with a specific closing, though in such instances we would still accept all subscriptions for such closing simultaneously.

To purchase shares in this offering, you must establish an account through the YieldStreet Investment Portal and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. See “Prospectus Summary—How to Subscribe.”

An approved trustee must process and forward to us any subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending meeting the minimum offering requirement, your subscription payment will be placed into an account in your name at Evolve Bank, an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. We will withdraw your subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

Our executive officers and directors and their immediate family members, as well as officers and personnel of our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, joint venture partners, consultants and other service providers, may purchase our shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. There is no limit on the number of our shares that may be sold to such persons.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the state of Louisiana. If you would like to place a TOD designation on your shares, you must do so through your account on the YieldStreet Investment Portal.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting this prospectus;
•	brochures containing a summary description of the offering;
•	fact sheets describing the general nature of YieldStreet Prism Fund Inc. and our investment objective;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Adviser, Sub-Adviser, the Sub-Sub-Adviser or their affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

TERMINATION DATE

We intend to cease our investment operations and will seek to liquidate our remaining investment portfolio beginning four years following the Initial Closing in connection with this offering, which we refer to as our “termination date.” While a portion of our assets will likely be liquid as of our termination date, it may take up to twelve months thereafter to fully monetize any remaining illiquid investments in our portfolio. We expect our Adviser to manage the term and duration of illiquid Investments within our portfolio to minimize the amount of time it will require us to fully liquidate our investment portfolio following our termination date. Subject to the approval of our Board of Directors, we expect to distribute capital received from the sale, repayment or redemption of the Investments that we hold on a quarterly basis following our termination date. To the extent required under applicable law, we will seek the approval of our stockholders to formally liquidate and wind up the Company after we have completed the distribution of all or substantially all of our assets to our stockholders.

We do not intend to conduct any share repurchase offers subsequent to our termination date. However, prior to our termination date, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Although we do not anticipate them doing so at this time, our Board of Directors will retain the authority to explore alternatives to our liquidation following our termination date in the event that our Board of Directors determines that an alternative transaction would be in our best interests and the best interests of our stockholders. We would only pursue such an alternative transaction with the approval of our stockholders and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

SHARE REPURCHASE PROGRAM

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our termination date, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors, in its sole discretion, unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each stockholder and is not being made through this prospectus.

Our Board of Directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or our Board of Directors determines not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

Our Board of Directors will require that we repurchase shares or portions thereof from you pursuant to written offers only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written submissions for repurchase of shares from our stockholders.

When our Board of Directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any repurchase offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the repurchase offer. In the materials that we will send to our stockholders, we will include the date that the repurchase offer will expire. All tenders must be received prior to the expiration of the repurchase offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the repurchase offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the repurchase offer period by a minimum of an additional ten business days.

In order to submit shares to be repurchased, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, stockholders may withdraw their submissions by sending a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the repurchase offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction, including laws that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

While we intend to conduct quarterly repurchase offers as described above, we are not required to do so and our Board of Directors may suspend or terminate the share repurchase program at any time.

In the event that our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or any of their affiliates holds shares in the capacity of a stockholder, any such affiliates may submit shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser. Our Adviser, the Sub-Adviser or the Sub-Sub-Adviser will not submit their shares (if any, in the case of the Sub-Adviser and the Sub-Sub-Adviser) for repurchase as long as our Adviser, the Sub-Adviser or the Sub-Sub-Adviser remains our investment adviser, sub-adviser and sub-sub-adviser, as applicable.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Bank of New York Mellon. The address of the custodian is: One Wall Street, New York, NY 10286. Pursuant to the Services Agreement, DST Asset Manager Solutions, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 430 W.7th Street, Kansas City, Missouri 64105.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for us by Schulte Roth & Zabel LLP and Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares offered by this prospectus. The registration statement contains additional information about us and our shares being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein to this prospectus. For your reference, the SAI discusses the following topics:

GENERAL INFORMATION AND HISTORY

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
REGULATION
BROKERAGE ALLOCATION AND OTHER PRACTICES
FINANCIAL STATEMENTS

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 300 Park Avenue, 15th Floor New York, NY 10022, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreetprismfund.com. You may also access this information at www.yieldstreetprismfund.com. This information should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

We will provide prospectuses, prospectus supplements, periodic reports and other information (“documents”) to you electronically, unless you request to receive documents in paper form by mail. You may indicate on your subscription agreement, or by sending us instructions in writing in a form acceptable to us, your desire to receive such documents in paper form. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available through the YieldStreet Investment Portal. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will send you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request, free of charge. Such request will not constitute revocation of your consent to receive required documents electronically.

PRIVACY NOTICE

YieldStreet Prism Fund Inc. (the “Company”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The privacy policy of YieldStreet Inc., which wholly owns and controls the investment adviser of the Company, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at www.yieldstreetprismfund.com/privacy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Company and serves as the Company’s privacy policy.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
TABLE OF CONTENTS	SAI-2
GENERAL INFORMATION AND HISTORY	SAI-3
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-4
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-7
REGULATION	SAI-9
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-14
INDEX TO FINANCIAL STATEMENTS	F-1

Up to 100,000,000

Shares of Common Stock

of

YieldStreet Prism Fund Inc.

PROSPECTUS

[    ], [    ]

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

YIELDSTREET PRISM FUND INC.

A Maryland Corporation

SUBSCRIPTION AGREEMENT

THE COMMON STOCK (THE “SHARES”) OFFERED BY THE COMPANY SUBJECT TO THIS SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED TO ANY PERSON AT ANY TIME IN A MANNER INCONSISTENT WITH THE TERMS OF THE SHARES AS SET FORTH IN THIS SUBSCRIPTION AGREEMENT, THE ARTICLES OF INCORPORATION OF THE COMPANY CURRENTLY IN EFFECT AND THE BYLAWS OF THE COMPANY CURRENTLY IN EFFECT. ANY CAPITALIZED TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING GIVEN TO SUCH TERMS IN THE PROSPECTUS, DATED AS OF [__________], 2020 (AS AMENDED AND SUPPLEMENTED AS OF THE DATE HEREOF, THE “PROSPECTUS”) AND STATEMENT OF ADDITIONAL INFORMATION, DATED AS OF [__________], 2020 (AS AMENDED AND SUPPLEMENTED AS OF THE DATE HEREOF, THE “SAI”), IN EACH CASE IN THE FORM MADE AVAILABLE TO THE UNDERSIGNED PURCHASER VIA YIELDSTREET INC.’S ONLINE PLATFORM AT WWW.YIELDSTREET.COM (THE “PLATFORM”) AS OF THE TIME OF THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT.

1.                   SUBSCRIPTION. By executing this Subscription Agreement electronically, the undersigned purchaser (the “Purchaser”) hereby agrees to and acknowledges the following:

(a)                 The Purchaser is hereby making a binding subscription to become a holder (“Stockholder”) of Shares issued by YieldStreet Prism Fund Inc., a Maryland corporation (the “Company”) for the aggregate U.S. dollar purchase price amount elected by the Purchaser on the Platform and on the terms and conditions set out in this Subscription Agreement.

(b)                The Purchaser acknowledges and agrees that this subscription cannot be withdrawn, terminated, or revoked. The Purchaser agrees to become a Stockholder and to be bound by all the terms and conditions contained in this Subscription Agreement. This subscription shall be binding on the heirs, executors, administrators, successors and assigns of the Purchaser. This subscription is not transferable or assignable by the Purchaser, except as is provided in the Prospectus and this Subscription Agreement.

(c)                 This subscription may be rejected in whole or in part by the Company, in its sole and absolute discretion. If this subscription is rejected, the Purchaser’s funds (including interest) shall be returned to the extent of such rejection. This subscription shall be binding on the Company only upon the acceptance of the same. The Purchaser agrees that it shall notify the Company immediately of any material change in any representation, warranty or statement made in this Subscription Agreement before acceptance on behalf of the Company of this subscription.

(d)                The Purchaser acknowledges and agrees that any ACH payments initiated by the Purchaser or on its behalf pursuant to this Subscription Agreement are irrevocable and non-refundable on and after the date on which the Shares are issued by the Company to the Purchaser, and the Purchaser hereby agrees to waive its rights effective on and after the date of the issuance of such Shares (i) to rescind or stop payment pursuant to Sections 3.7 and 3.11.2 of the 2018 NACHA Operating Rules, and (ii) to rescind payment under Section 1005 of Federal Regulation E, in each case to the extent permitted by applicable law.

(e)                 Neither the execution nor the acceptance of this Subscription Agreement constitutes the Purchaser as a Stockholder, owner or creditor of the Company. This Subscription Agreement is only an agreement to purchase the Shares on a when-issued basis; and the Purchaser will become a Stockholder only after (i) the Purchaser’s funds are duly transferred to the Company’s account, (ii) the Purchaser’s funds have cleared and (iii) the Shares are issued thereupon to the Purchaser. Until such time, the Purchaser shall have only those rights as may be set forth in this Subscription Agreement.

(f)                  The Purchaser agrees that the subscription for the Shares will become effective subject to acceptance of the same by the Company (in its sole and absolute discretion) and it shall become a Stockholder as set forth in Section 1(e) above.

(g)                 Purchaser acknowledges and understands that the Purchaser must be an “accredited investor” as defined in Rule 501(a) of Regulation D as promulgated under the Act (an “Accredited Investor”) in order to purchase the Shares.

(h)                 The Purchaser’s rights and responsibilities will be governed by the terms and conditions of this Subscription Agreement, the Articles of Incorporation of the Company currently in effect and the Bylaws of the Company currently in effect.

(i)                  The Purchaser understands that the Shares will not be issued in certificated form. The Purchaser may view on the Platform, in its investment portfolio a record of the Shares held by such Purchaser.

2.                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY THE PURCHASER. The Purchaser hereby represents, warrants and agrees as follows:

(a)                 The Purchaser has received and carefully read the Prospectus, and the Purchaser is thoroughly familiar with the proposed business, operations and financial condition of the Company. The Purchaser has relied solely upon the information contained in the Prospectus and SAI, and any independent investigations made by the Purchaser or the Purchaser’s representative with respect to its investment in the Shares. The Purchaser has not relied upon any representations made by, or other information (whether oral or written), including, without limitation, any offering literature or sales materials, furnished by or on behalf of, the Company, or any affiliate thereof, or any director, manager, officer, equity holder, employee, agent, or counsel, or any representative of any of the foregoing, other than as specifically set forth in the Prospectus, SAI or this Subscription Agreement.

(b)                The Purchaser has carefully read and understands the Prospectus and understands how the Company functions as an entity. By purchasing the Shares and executing this Subscription Agreement, the Purchaser hereby agrees to the terms and provisions of this Subscription Agreement.

(c)                 The Purchaser acknowledges and agrees that neither the Company nor YieldStreet Management, LLC (the “Adviser”) is acting as the Purchaser’s agent, advisor or fiduciary in connection with the Purchaser’s investment in the Shares, and has not provided the Purchaser with any legal, accounting, regulatory or tax advice with respect to the Shares. The Purchaser has carefully considered the suitability of an investment in the Shares and, if necessary, discussed the same with his/her/its legal, tax, accounting and financial advisers in light of the Purchaser’s particular tax and financial situation, and the Purchaser has determined that an investment in the Shares is a suitable investment for the Purchaser. The Purchaser further acknowledges that no federal or state agencies have passed upon the offering of the Shares or made any finding or determination as to the fairness or advisability of this investment. The Purchaser understands and agrees that neither the Company nor the Adviser makes any representations or warranties regarding the tax consequences of the Purchaser’s investment in the Shares.

(d)                The Purchaser acknowledges and agrees that the Adviser has authority to allocate transaction costs to obtain research and brokerage services. By signing this Subscription Agreement, the Purchaser expressly consents to any arrangement pursuant to which the Adviser obtains such products and services.

(e)                 The Purchaser has carefully reviewed and understands the terms and conditions of the Shares and the risks of investing in the Shares, including the section entitled “Risk Factors” set forth in the Prospectus. The Purchaser has carefully evaluated the Purchaser’s financial resources and investment position and acknowledges that the Purchaser is able to bear the economic risks of this investment. The Purchaser further acknowledges that the Purchaser’s financial condition is such that the Purchaser is not under any present necessity or constraint to dispose of the Shares to satisfy any existent or contemplated debt or undertaking. The Purchaser has adequate means of providing for the Purchaser’s current needs and possible contingencies, has no need for liquidity in this investment in the Shares, and is able to bear the economic risk of an investment in the Shares for an indefinite period of time, including a complete loss of the Purchaser’s investment. The Purchaser further acknowledges that if the Company implements a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Company and the Purchaser will have no right to require the Company to repurchase the Purchaser’s Shares or any portion thereof.

(f)                  The Purchaser understands that the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company, and, as such, the Company must comply with the requirements of the 1940 Act.

(g)                All information which the Purchaser has furnished in this Subscription Agreement concerning the Purchaser, the Purchaser’s financial position, and the Purchaser’s knowledge of financial and business matters is correct, current, and complete. In addition, all financial and other information the Purchaser has provided to the Company on the Platform (or otherwise) for the Company to verify the Purchaser’s status as an Accredited Investor is true, complete and accurate and does not contain any misstatement of a material fact or omission of any material fact necessary to make the statements therein not misleading. Purchaser has not heretofore directly or indirectly provided any information or documents to the Company that, in any manner, may suggest, imply, and demonstrate or otherwise evidence, that the Purchaser is not an Accredited Investor. The Company reserves the right to refuse to accept any subscription as to which the Company is not reasonably satisfied that the Purchaser is an Accredited Investor.

(h)                 If the Purchaser is an entity, it is duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation, and the execution, delivery and performance by it of this Subscription Agreement is within its powers, has been duly authorized by all necessary corporate or other action on its behalf, requires no action by or in respect of, or filing with, any governmental or regulatory entity, and does not and will not contravene, or constitute a default under, any provision of applicable law or of its organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Purchaser is a party or by which the Purchaser or any of its properties is bound. This Subscription Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights, and subject, as to enforceability, to the effect of general principles of equity.

(i)                  If the Purchaser is an individual, the execution, delivery and performance of this Subscription Agreement is within the Purchaser’s legal right, power and capacity, requires no action by or in respect of, or filing with, any governmental or regulatory entity, and does not and will not contravene, or constitute a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument to which the Purchaser is a party or by which the Purchaser or any of its property is bound. This Subscription Agreement constitutes a valid and binding agreement, enforceable against the Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights, and subject, as to enforceability, to the effect of general principles of equity.

(j)                  By executing this Subscription Agreement the Purchaser certifies that the social security or taxpayer identification number that the Purchaser provided to the Company and/or the Adviser when the Purchaser initially set up its investment account on the Platform is accurate and that the Purchaser is not subject to backup withholding because (i) the Purchaser is exempt from backup withholding and (ii) the Purchaser has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends (or, if the Purchaser has been so notified, the Internal Revenue Service has subsequently notified the Purchaser that it is no longer subject to backup withholding).

(k)                 Anti-Money Laundering Representations. Before making the following representations and warranties, the Purchaser should check the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at <http://www.treas.gov/offices/enforcement/ofac/>.

(1)                The Purchaser represents and warrants that the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laundering laws and regulations.

(2)                United States federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals1. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/offices/enforcement/ofac/>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

1   These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

The Purchaser represents and warrants that, to the best of his/her/its knowledge, none of the Purchaser, any person controlling or controlled by the Purchaser, if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser, or any person for whom the Purchaser is acting as agent or nominee in connection with this investment: (i) is a country, territory, individual or entity named on an OFAC list or any similar list maintained under applicable law (“Sanctions Lists”); (ii) deals with any third party named on any Sanctions List; or (iii) is a person or entity prohibited under the OFAC Programs or any other similar economic and trade sanctions program.

(3)                The Purchaser acknowledges that the Company and/or its administrator may not accept any amounts from a prospective purchaser if it cannot make the representations and warranties set forth in the preceding paragraphs. If an existing Purchaser of the Company cannot make these representations and warranties at any time, the Company may require the redemption of such Purchaser’s Shares.

(4)                The Purchaser agrees to notify the Company and its administrator promptly in writing should the Purchaser become aware of any change in the information set forth in these representations and warranties. The Purchaser is advised that, by law, the Company and/or its administrator may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional contributions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company and/or its administrator may also be required to report such action and to disclose the Purchaser’s identity to OFAC or other applicable governmental and regulatory authorities. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the payment of redemption proceeds payable to the Purchaser if the Company and/or its administrator reasonably deems it necessary to do so to comply with anti-money laundering laws and regulations applicable to the Company, the Adviser, its administrator or any of the Company’s other service providers.

(5)                The Purchaser represents and warrants that, to the best of its knowledge, none of the Purchaser, any person controlling or controlled by the Purchaser, if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser, or any person for whom the Purchaser is acting as agent or nominee in connection with this investment, is a senior foreign political figure2, or any immediate family member3 or close associate4 of a senior foreign political figure.

(6)                If the Purchaser is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Purchaser represents and warrants that: (i) the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities; (ii) the Non-U.S. Bank employs one or more individuals on a full-time basis; (iii) the Non-U.S. Bank maintains operating records related to its banking activities; (iv) the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and (v) the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(7)                The Purchaser acknowledges and agrees that any redemption proceeds paid to it will be paid to the same account from which the Purchaser’s investment in the Company was originally remitted, unless the Company agrees otherwise.

(8)                The Purchaser agrees that, upon the request of the Company or its administrator, it will provide such information as the Company or its administrator require to satisfy applicable anti-money laundering laws and regulations, including the Company’s anti-money laundering policies and procedures, background documentation relating to its directors, trustees, settlors and beneficial owners, and audited financial statements, if any.

2   For these purposes, the term “senior foreign political figure” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. For purposes of this definition, the term “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources.

3   For these purposes, an “immediate family member” of a senior foreign political figure means spouses, parents, siblings, children and a spouse’s parents and siblings.

4    For these purposes, a “close associate” of a senior foreign political figure means a person who is widely and publicly known (or is actually known) to be a close associate of a senior foreign political figure.

(l)                  THE PURCHASER ACKNOWLEDGES THAT AN INVESTMENT IN THE SHARES OFFERED BY THE COMPANY WILL INVOLVE SIGNIFICANT RISKS, AND THAT THE PURCHASER HAS THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT SUCH RISKS, INCLUDING, WITHOUT LIMITATION, THE RISK OF LOSING THE PURCHASER’S ENTIRE INVESTMENT. FURTHER THE PURCHASER ACKNOWLEDGES THAT THERE IS NO PUBLIC MARKET FOR THE SHARES AND AS SUCH PURCHASER CAN AFFORD A TOTAL LACK OF LIQUIDITY WITH RESPECT TO THE PURCHASER’S INVESTMENT.

(m)                 Consent to Electronic Delivery of Certain Communications.

(1)                By executing this Subscription Agreement electronically, the Purchaser affirms that he/she/it has read and consents to the Terms of Use and the Privacy Policy for use of the Platform, which includes the Privacy Policy in connection with the Company and/or Adviser’s collection and maintenance of the Purchaser’s (or the Purchaser’s beneficial owners’) non-public personal information and which Privacy Policy is provided on behalf of the Company. Furthermore, the Purchaser hereby (i) acknowledges and agrees, to the extent permitted by applicable law, that the Company and/or Adviser may provide electronically any required annual privacy notice or any updates to the Privacy Policy relating to the Platform and the Company or any other information regarding the collection and maintenance of the Purchaser’s personal information received through the Platform and (ii) to the extent permitted under applicable law, agrees to transact business with the Company and Adviser and receive communications relating to the Shares (including prospectuses, prospectus supplements, periodic reports, Forms 1099 and other information) (collectively, “Account Communications”) electronically.

(2)                Medium of Delivery. The Company, the Adviser and/or their affiliates (including any sub-administrators) may deliver Account Communications electronically via e-mail or any secure internet site. It is the Purchaser’s affirmative obligation to notify the Company in writing if the e-mail address of the Purchaser or any authorized representative of the Purchaser changes. The Purchaser will receive an e-mail notification when a new document is posted to the Platform and the Purchaser will be required to login with its e-mail address and a unique password. In order to access, view, print and save documents, the Purchaser must have access to the internet and software that enables it to view a PDF document.

(3)                Duration of Consent. This consent will be valid until it is revoked. The Purchaser may withdraw its consent to electronic delivery of Forms 1099 or any other Account Communications and to its consent provided in clauses (i) and (ii) of Section 2(m)(1) at any time in writing, delivered in person, by emailing the Company at investments@yieldstreetprismfund.com or by contacting us through the Platform. Upon such revocation of consent, the Company shall provide communications relating to the Shares, including Account Communications, to the Purchaser in paper form. The Purchaser acknowledges that a withdrawal of consent will not apply to any Form 1099 or any other Account Communication that was furnished electronically before the date on which such notice of withdrawal of consent takes effect. The Company will confirm to the Purchaser in writing (either electronically or on paper) the receipt of any such withdrawal of consent and the date on which it takes effect.

(4)                Costs and Risks of Electronic Delivery. The Company, the Adviser and their affiliates will not be liable for any interception of Account Communications. Purchasers should note that no additional charge for electronic delivery will be assessed, but the Purchaser may incur charges from its internet service provider or other internet access provider. In addition, there are risks, such as systems outages, that are associated with electronic delivery.

(5)                Electronic Delivery of Forms 1099.

a.                    The Purchaser acknowledges and agrees that by consenting to electronic delivery of Account Communications above, the Purchaser has affirmatively consented to receive Forms 1099, which are used by the Company to report information to the Purchaser about distributions and proceeds relating to Shares of the Company, exclusively in electronic format. The Purchaser will receive Forms 1099 on paper until the Purchaser demonstrates that it can access the Forms 1099 in PDF format. Demonstration may be made in any reasonable manner.

b.                   The Purchaser agrees to notify the Company promptly in writing of any change in the Purchaser’s contact information. Such notification may be accomplished in the same manner as set forth in Section 2(m)(3) with respect to notification of withdrawal or restriction of consent. The Company agrees to notify the Purchaser promptly of any change in the Company’s contact information.

c.                    REQUIRED DISCLOSURES: The Purchaser acknowledges and agrees that:

i.                     Forms 1099 will be furnished on paper if the Purchaser does not consent to receive them electronically;

ii.                    the consent to receive Forms 1099 electronically will remain effective until such consent is withdrawn in the manner set forth in Section 2(m)(3);

iii.                   following consent, the Purchaser may obtain a paper copy of a Form 1099 by notifying the Company, in writing;

iv.                  any request to obtain a paper copy of a Form 1099 will not be treated as a withdrawal of consent to receive Forms 1099 electronically;

v.                    following consent, to access, print and retain Forms 1099 the Purchaser will need a computer, internet access, a valid e-mail address, access to a printer, and the ability to download and install PDF reader software;

vi.                  each Form 1099 (or amended Form 1099) will be retained on the Platform for a period of at least 12 months following the end of the Company’s tax year to which the Form 1099 relates, or six months after the date of issuance of the Form 1099 (or amended Form 1099), whichever is later;

vii.                  the Company may be required to print and attach its Form 1099 to a federal, state or local income tax return; and

viii.                 the Company will cease providing the Purchaser with Forms 1099, whether by electronic means or otherwise, for any taxable year of the Company following the last taxable year during which the Purchaser was a Stockholder for tax purposes.

The Purchaser may access a copy of these REQUIRED DISCLOSURES by contacting the Company.

(n)                The Purchaser acknowledges that Company and Adviser are relying on the accuracy and completeness of the representations, warranties, agreements and acknowledgements made by the Purchaser to Company and Adviser in this Subscription Agreement, as well as any other representations or warranties contained in any other writing delivered in connection with this subscription (whether on the Platform or otherwise), which the Purchaser represents are true and correct on and as of the date of execution of this Subscription Agreement and on and as of the date of the sale of the Shares to the Purchaser as if made on and as of such date and shall survive the execution of this Subscription Agreement.

3.                   INVESTOR SUITABILITY STANDARDS. The Company intends to sell the Shares to an unlimited number of Accredited Investors. The Company does not intend to sell any Shares to Non-Accredited Investors. By executing this Subscription Agreement, the Purchaser represents to the Company that he, she or it qualifies as an Accredited Investor by meeting one of the following conditions:

(a)                 Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)                Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)                 Any organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(d)                Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)                 Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (excluding the value of such person’s primary residence);

(f)                  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(g)                Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of the Code; or

(h)                Any entity in which all of the equity owners are Accredited Investors.

4.                   INDEMNIFICATION. The Purchaser shall indemnify and hold harmless (i) the Company, (ii) the Adviser, (iii) YieldStreet Inc., (iv) each director, manager, member, trustee, officer, equity holder, employee, agent, legal counsel, affiliates and representatives of any of the foregoing, and (v) successors and assigns of any of the foregoing (each of these persons and entities, an “Indemnified Person”) against any losses, claims, suits, damages, awards, judgments, settlements, costs, expenses or liabilities (including attorneys, accountants and advisors fees and expenses) to which any of them may become subject arising out of or based upon (i) any false representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Purchaser in this Subscription Agreement or in any other document furnished by the Purchaser or its representatives to the Company or to the Adviser in connection with the offering or subscription of the Shares (whether through the Platform or otherwise), (ii) any disposition by the Purchaser of any Shares in violation of this Subscription Agreement or any applicable law or (iii) any fraud, gross negligence, willful misconduct, bad faith or unlawful activity by or on behalf of the Purchaser affecting any Indemnified Person. The Purchaser shall reimburse each Indemnified Person for their legal and other expenses (including the cost of any investigating, preparing or defending any such loss or threatened loss), as and when they are incurred, in connection with any action, proceeding or investigation arising out of or based upon the foregoing. The Purchaser’s indemnity and reimbursement obligations under this Section shall survive the purchase of the Shares hereunder, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, estates, executors, administrators and personal representatives of each Indemnified Person.

5.                   MISCELLANEOUS.

(a)                 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. The parties agree that this Subscription Agreement and all disputes, claims or controversies arising out of this Subscription Agreement (whether sounding in contract, tort or otherwise) or the negotiation, validity, or performance hereof or the transactions contemplated hereby, shall be governed by and construed in all respects in accordance with the laws of the State of New York without regard to any principles of conflict of laws of such State or of any other jurisdiction that would permit or require the application of the laws of any other jurisdiction. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the State of New York, (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the State of New York in any such suit, action or proceeding. EACH PARTY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO, DIRECTLY OR INDIRECTLY, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)                ENTIRE AGREEMENT; AMENDMENT. This Subscription Agreement and the other agreements and documents referred to herein contain the entire agreement of the parties, and there are no representations, covenants or other agreements (written or oral) except as stated or referred to herein and in such other agreements or documents. This Subscription Agreement may only be amended by written agreement between the Company and the Purchaser.

(c)                 NON-SOLICITATION OF LOAN ORIGINATORS. The Purchaser hereby agrees, on behalf of itself and any affiliate which it controls, that it shall not circumvent the Platform, the Adviser, the Company or any of their respective affiliates, and directly or indirectly solicit, or interfere with the Company’s or its affiliates’ relationship with, any current or past originator or lender of record of a loan for funding or investments at any point.

(d)                NO GUARANTEE OF RETURNS OR PAYMENTS. THE COMPANY (AND ALL ITS AFFILIATES, INCLUDING, WITHOUT LIMITATION, YIELDSTREET INC. AND THE ADVISER) DOES NOT WARRANT OR GUARANTEE THAT THE PURCHASER WILL RECEIVE ANY RATE OF RETURN WITH RESPECT TO PURCHASER’S INVESTMENT IN THE SHARES ISSUED BY THE COMPANY. THE COMPANY DOES NOT GUARANTEE ANY OF ITS INVESTMENTS AND DOES NOT ACT AS A GUARANTOR OF ANY PAYMENTS MADE BY THE UNDERLYING OBLIGORS WITH RESPECT TO THE COMPANY’S INVESTMENTS. THE PURCHASER FURTHER UNDERSTANDS AND ACKNOWLEDGES THAT OBLIGORS OF THE COMPANY’S UNDERLYING INVESTMENTS MAY DEFAULT ON THEIR PAYMENTS, AND THAT SUCH DEFAULTS MAY NEGATIVELY AFFECT THE INVESTMENT PERFORMANCE OF THE COMPANY AND THE VALUE OF THE SHARES.

(e)                 LIMITATION ON TRANSFER OF SHARES. The Shares are not transferrable except (i) pursuant to the satisfaction of such requirements as the Company may impose, or (ii) with the prior written consent of the Company. In addition, the Shares shall not be transferrable where the transfer is restricted by federal and state securities laws or by contract.

(f)                  ELECTRONIC SIGNATURE. This Subscription Agreement shall be executed and delivered in counterparts by electronic signature with the same effect as if the parties executing the counterparts had all executed one counterpart. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., clicking “I agree” or use of www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Each party consents and agrees that its electronic signature meets the requirements of an original signature as if actually signed by such party in writing. Further, each party agrees that no certification authority or other third-party verification is necessary to the enforceability of its signature. No party hereto may raise the use of an electronic signature as a defense to the enforcement of this Subscription Agreement or any amendment or other document executed in compliance with this Section.

(g)                SUCCESSORS; NON-ASSIGNABILITY. This Subscription Agreement shall be binding upon the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers. If the Purchaser constitutes more than one person, the obligations of all of them shall be joint and several, and the agreements, acknowledgments, representations and warranties contained herein shall be deemed to be made by, and to be binding upon, each such person and his, her or its heirs, executors, administrators, successors, and assigns. This Subscription Agreement is not transferable or assignable by the Purchaser without written consent of the Company.

[Signature Page to Subscription Agreement on Following Page]

Subscription Agreement Acceptance Page

(To Be Completed by the Adviser)

By its execution and delivery of this Acceptance Page, the Adviser hereby accepts the foregoing subscription on the terms set forth in the Subscription Agreement for the purchase price for the Shares elected by the Purchaser when the Purchaser electronically executes this Subscription Agreement on the Platform, and by such acceptance binds the Company and the Purchaser to the terms of this Subscription Agreement. This subscription is effective as of the date this Subscription Agreement is executed by the Adviser on behalf of the Company.

YIELDSTREET PRISM FUND INC.

	By:	YieldStreet Management, LLC
	Its:	Adviser

By:
Name: Michael Weisz
Title: President

Dated: _________

PART B

STATEMENT OF ADDITIONAL INFORMATION

The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Subject to Completion, dated January 14, 2020

YIELDSTREET PRISM FUND INC.

STATEMENT OF ADDITIONAL INFORMATION            , [     ]

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated [             ], [ ], relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (844) 943-5378, or by emailing us at investments@yieldstreetprismfund.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

We are a newly-formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our,” and “YieldStreet Prism Fund Inc.” refer to YieldStreet Prism Fund Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI -1

TABLE OF CONTENTS

Page
TABLE OF CONTENTS	SAI-2
GENERAL INFORMATION AND HISTORY	SAI-3
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-4
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-7
REGULATION	SAI-9
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-15
INDEX TO FINANCIAL STATEMENTS	F-1

SAI -2

GENERAL INFORMATION AND HISTORY

We are a Maryland corporation incorporated on December 17, 2018 under our former name, “YieldStreet Multi-Asset Fund Inc.” On October 21, 2019, we changed our name to “YieldStreet Prism Fund Inc.”. The change in our name did not occur in connection with any bankruptcy, receivership, or similar proceeding or any other material reorganization, readjustment, or succession.

SAI -3

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser an Adviser Management Fee. See “Investment Advisory Agreement” in the prospectus for a description of how the fees payable to our Adviser will be determined.

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses, including organizational and offering expenses, that may be reimbursed by us to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of our net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by us during such calendar quarter, but excluding non-administrative expenses incurred by us, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Under the Administration Agreement, among other services and items provided, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. The Administrator also serves as our Adviser. The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of the Administrator. See “Administration Agreement” in the prospectus for a description of the Administrator.

Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

See “Administration Agreement” in the prospectus for a description of the Administrator and the Administration Agreement.

Certain of the executive officers, directors and finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other YieldStreet entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of YieldStreet may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, our Adviser may grant equity interests in the Adviser to certain management personnel performing services for us.

Prior to our termination date, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

We have entered into a license agreement with YieldStreet, pursuant to which YieldStreet has agreed to grant us a nonexclusive, royalty free license to use the name “YieldStreet Prism Fund Inc.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as our Adviser remains our investment adviser.

SAI -4

Our Adviser is expected to fund offering costs and organization costs in the amount of approximately $1.5 million as of November 13, 2019. There will be no liability on our part for the offering or organization costs funded by our Adviser until we have met the minimum offering requirement. At such time, our Adviser will be entitled to receive up to 6% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by our Adviser or its affiliates have been recovered.

Allocation of our Adviser’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s Time

We rely, in part, on our Adviser, the Sub-Adviser and the Sub-Sub-Adviser to manage our day-to-day activities and to implement our investment strategy (generally, in the case of the Adviser, and with respect to the Sub-Advised Portfolio, in the case of the Sub-Adviser and the Sub-Sub-Adviser). Our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser and certain of their affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, the Sub-Adviser, the Sub-Sub-Adviser, their personnel and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including (in the case of the Adviser) the management of the other investment vehicles that comprise the YieldStreet Platform. Our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their personnel will devote only as much of its and their time to our business as our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, the Sub-Adviser, the Sub-Sub-Adviser, their personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we and YieldStreet believe that our Adviser’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of the YieldStreet Platform are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of Investments

Concurrent with this offering, certain professionals of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser are simultaneously providing advisory services to other affiliated entities, including (in the case of the Adviser) to the YieldStreet Platform. The YieldStreet Platform is a series of private investment vehicles managed by the Adviser. As a result, we may compete with any such investment entity for the same investors and investment opportunities, subjecting our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. Even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested.

Affiliates of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser have no obligation to make their originated investment opportunities available to our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or us, and such opportunities may be provided to the YieldStreet Platform or another affiliate of our Adviser, the Sub-Adviser or the Sub-Sub-Adviser, as applicable.

To mitigate the foregoing conflicts, our Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI -5

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of the prospectus (unless otherwise indicated), information with respect to the beneficial ownership of our shares by:

•	each person known to us to beneficially own more than 5% of the outstanding shares;

•	each member of our Board of Directors and each executive officer; and

•	all of the members of our Board of Directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 300 Park Avenue, 15th Floor New York, NY 10022.

Name	Number of Shares	Type of Ownership	Percentage of class (1)
5% or Greater Stockholders:

YieldStreet Management, LLC	10,000	Direct	0.040%

Interested Directors:
Milind Mehere	—		—
Michael Weisz	—		—

Independent Directors:
John C. Siciliano	—		—
William M. Riegel	—		—
James Jessee	—		—

Executive Officers:
Jimmy Pandhi	—		—
Ivor Wolk	—		—
Douglas N. Tyre	—		—

All officers and members of our Board of Directors as a group (persons)	—		—

(1)	Assumes the issuance of approximately 25,000,000 shares of common stock offered hereby. If the minimum offering amount is purchased, the percentage of class owned by YieldStreet Management, LLC will be 0.398%. If the maximum offering amount is purchased, the percentage of class owned by YieldStreet Management, LLC will be 0.010%.

SAI -6

The following table sets forth, as of the date of the prospectus, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the assumed initial public offering price of $10 per share. We are not part of a “family of investment companies,” as that term is defined in the Form N-2.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:

Milind Mehere(3)	$50,001-$100,000
Michael Weisz(3)	$50,001-$100,000

Independent Directors:

John C. Siciliano	None
William M. Riegel	None
James Jessee	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	Reflects shares of our common stock presently held by the Adviser, which may be deemed to be beneficially owned by Messrs. Mehere and Weisz as a result of their control over YieldStreet.

SAI -7

REGULATION

We are a newly-formed, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this SAI and the prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

SAI -8

Particularly with respect to the Investments in our Sub-Advised Portfolio, we may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this registration statement and are also referred to as “Strategic Transactions.” We cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our shares.

To the extent the terms of such transactions obligate us to make payments, we may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by us under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by us under the terms of such transactions is represented by the notional amounts of such investments, we would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by us under the terms of such transactions is represented by the market value of our current obligations, we would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate us to deliver particular securities to extinguish our obligations under such transactions, we may “cover” our obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide us with available assets to satisfy our obligations under such transactions. As a result of such earmarking, segregation or cover, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the 1940 Act’s limitations on borrowings discussed above, but may create leverage for us. To the extent that our obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in us maintaining securities positions we would otherwise liquidate, thereby segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors – Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any investment in which our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or any of their affiliates currently has an investment or to make any co-investments with our Adviser, the Sub-Adviser, the Sub-Sub-Adviser or their affiliates without an exemptive order from the SEC, subject to certain exceptions.

We may borrow funds to make investments, although we do not intend to incur leverage until the proceeds of the Initial Closing of this offering are substantially invested in accordance with our investment objective. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors – Risks Related to Our Business and Structure” in the prospectus.

SAI -9

Fundamental Investment Policies

The policies identified as fundamental in the paragraph below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.

As a matter of fundamental policy:

•	we will not act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public);

•	we will not sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio);

•	we will not purchase securities on margin (except to the extent that we may purchase securities with borrowed money);

•	we will not invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. The foregoing limitation also does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities;

•	we do not intend to operate as a diversified investment company under the 1940 Act;

•	we may engage in the purchase or sale of commodities or commodity contracts, including futures contracts (only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained);

•	we may make loans and purchase or sell real estate and real estate mortgage loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

•	we may invest up to 100% of our assets in Investments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. We may use Strategic Transactions for hedging purposes or to enhance total return, up to the maximum percentage of our assets permitted by the 1940 Act and subject to our investment objective, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained; and

•	we may borrow money or issue senior securities up to the maximum amount and maximum percentage of our assets permitted by the 1940 Act. See “—Senior Securities” below.

As a registered closed-end management investment company, we are subject to certain regulatory restrictions in making our investments. For example, as noted above, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated Investments and secondary loan market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Furthermore, even if we are able to receive exemptive relief, we could be limited in our ability to invest in certain investments in which the Sub-Adviser, the Sub-Sub Adviser or any of their affiliates are investing or are invested.

SAI -10

Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance.

Portfolio Turnover

With respect to our Investments other than those contained in the Sub-Advised Portfolio, it is our policy not to engage in trading for short-term profits. Furthermore, with respect to our Investments in the Sub-Advised Portfolio, we generally do not expect to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and we will effect portfolio transactions without regard to any holding period if, in our management’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by us and our stockholders. We expect that the Sub-Advised Portfolio may have a portfolio turnover rate greater than 100%.

Temporary Investments

Pending investment in Investments consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. With respect to our applicable assets that they manage, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors – Risks Related to Debt Financing” in the prospectus.

Code of Ethics

We, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Each code of ethics is attached as an exhibit to the registration statement of which the prospectus is a part. You may also read and copy each code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

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Compliance Policies and Procedures

We, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser, in the case of assets other than those contained in the Sub-Advised Portfolio, and to the Sub-Adviser, in the case of the assets in the Sub-Advised Portfolio. The proxy voting policies and procedures of each of our Adviser and the Sub-Adviser are set forth below. The guidelines are reviewed periodically by our Adviser, the Sub-Adviser and our non-interested directors, and, accordingly, are subject to change.

Proxy Voting Policies and Procedures of our Adviser

Introduction

As an investment adviser registered under the Advisers Act, each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will vote proxies relating to our securities that it manages in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients that it manages. Although each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities that it manages, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments that it manages. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how each of our Adviser, the Sub-Adviser and the Sub-Sub-Adviser, as applicable, intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our Investments by making a written request for proxy voting information to: Chief Compliance Officer, YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022.

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Proxy Voting Policies and Procedures of the Sub-Adviser

The Sub-Adviser will vote proxies relating to our securities that it manages in accordance with the Sub-Adviser’s proxy voting guidelines. Under these guidelines, the Sub-Adviser will vote proxies related to our securities that it manages in the best interests of us and our shareholders. From time to time, a vote may present a conflict between the interests of our shareholders, on the one hand, and those of the Sub-Adviser, or any affiliated person of ours or the Sub-Adviser, on the other. In such event, provided that the Sub-Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Sub-Adviser’s clients. If the Sub-Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Sub-Adviser’s Portfolio Management Group and/or the Sub-Adviser’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Item 11 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a “Commodity Pool”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to us, we will limit our use of CFTC Derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its CFTC Derivatives do not exceed 5% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its CFTC Derivatives does not exceed 100% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions. Additionally, we will not market ourself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, we are not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Adviser is not subject to registration and regulation as a “commodity pool operator” with respect to us. If the Adviser was unable to claim the exclusion with respect to us, the Adviser would become subject to registration and regulation as a “commodity pool operator,” which would subject the Adviser and us to additional registration and regulatory requirements and increased operating expenses.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, each of our Adviser (with respect any publicly-traded securities portion of our portfolio transactions not in the Sub-Advised Portfolio) and the Sub-Adviser and the Sub-Sub-Adviser (with respect any publicly-traded securities portion of our portfolio transactions in connection with the Sub-Advised Portfolio) is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser, the Sub-Adviser and the Sub-Sub-Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser, the Sub-Adviser and the Sub-Sub-Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser, the Sub-Adviser and the Sub-Sub-Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser, the Sub-Adviser and/or the Sub-Sub-Adviser, as applicable, determines in good faith that such commission is reasonable in relation to the services provided.

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INDEX TO FINANCIAL STATEMENTS

The following financial statements of YieldStreet Prism Fund Inc. are included in this statement of additional information:

Page
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of November 20, 2019	F-3
Notes to Financial Statements	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholder and Board of Directors of YieldStreet Prism Fund Inc.

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of YieldStreet Prism Fund Inc. (the “Fund”) as of November 20, 2019 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund at November 20, 2019 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditor of YieldStreet Prism Fund Inc. since 2019.

New York, New York

December 6, 2019

YieldStreet Prism Fund Inc.

Statement of Assets and Liabilities

November 20, 2019

Assets:
Cash	$100,000
Total Assets	100,000
Commitments and contingencies (Note 5)
Net Assets	$100,000

Components of Net Assets:
Paid-in Capital	$100,000
Shares of beneficial interest outstanding at $0.001 par value, and 100,000,000 shares authorized	10,000
Net asset value, offering and redemption price per share	$10.00

YieldStreet Prism Fund Inc.

Notes to Financial Statements

Note 1 — Organization and Registration

YieldStreet Prism Fund Inc. (the “Fund”) is a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act” as a Maryland corporation.

The Fund seeks to achieve the investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide us with exposure to such securities.

The Fund is managed by YieldStreet Management, LLC (the “Adviser”), a Delaware limited liability company, which is registered as an investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” YieldStreet Management, LLC serves as the Advisor and the Administrator. The Adviser, which is wholly-owned and controlled by YieldStreet Inc. (“YieldStreet”), a Delaware corporation, oversees the management of the Fund’s activities and is responsible for making investment decisions for the portfolio. Both the Adviser and YieldStreet are considered affiliates of the Fund. The portfolio is also managed by BlackRock Financial Management, Inc. (the “Sub-Adviser”). The Sub-Adviser serves as sub-adviser for the Sub-Advised Portfolio. BlackRock International Limited and BlackRock (Singapore) Limited (each, a “Sub-Sub-Adviser”; we also refer to the Sub-Sub-Advisers collectively as the “Sub-Sub-Adviser”, as the context may require) serve as sub-sub-advisers for a portion of the Sub-Advised Portfolio. The Sub-Adviser and the Sub-Sub-Adviser may be deemed to be our affiliates by virtue of their service as sub-adviser and sub-sub-adviser, respectively, to us.

As of November 20, 2019, the Adviser held all of the shares outstanding.

Note 2 — Significant Accounting Policies

Basis of Presentation

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board, Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. The Fund believes that these estimates utilized in preparing the financial statement are reasonable and prudent; however, actual results could differ from these estimates.

Investments

As of November 20, 2019, the Fund did not hold any investments.

Income Taxes

The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to stockholders from tax earnings and profits. To maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Organizational and Offering Costs

As of November 20, 2019, the Adviser has incurred offering and organizational costs on behalf of the Fund in the amount of $1,071,724. Once the Fund is able to bear its own expenses, the Fund will pay certain of its organizational and offering costs directly and will reimburse the Adviser for the organizational and offering costs it has incurred only to the extent that the reimbursement would not cause organizational and offering expenses borne by the Fund to exceed the lesser of (i) 8.00% of the gross offering proceeds from the sale of the Fund’s shares and (ii) 0.125% (0.50% annualized) of the Fund’s net assets each calendar quarter (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-investment management expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

In accordance with U.S. GAAP, the Fund intends to capitalize its offering costs and amortize such costs over a twelve month period on a straight-line basis. Organizational expenses will be expensed as incurred.

Note 3 — Related Parties

Administration

The Fund has entered into an administration agreement (the “Administration Agreement”) with the Administrator. Under the Administration Agreement, among other services and items provided, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services.

Pursuant to the Administration Agreement, the Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for the Fund to operate. For providing these facilities and services to the Fund, the Fund has agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to the Fund. In addition, the Fund will reimburse any affiliate of the Administrator (including the Adviser, if not the Administrator) for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to the Fund under the Administration Agreement. The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions and that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator) pursuant to the Advisory Agreement. The aggregate amount of fees, costs and expenses, including organizational and offering expenses, that may be reimbursed by the Fund to the Administrator pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized) of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on behalf of the Administrator. Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the sub-administrator and to provide certain administrative services on behalf of the Administrator.

Management Fee

Each the Adviser, the Sub-Adviser and the Sub-Sub-Adviser will be compensated for its services. Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fee for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

Under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a management fee (the “Sub-Adviser Management Fee”) from the Adviser. The Sub-Adviser Management Fee is payable quarterly in arrears by the Adviser and is calculated daily based on the applicable annual percentage set forth below with respect to the amount of the Fund’s net assets comprising the Sub-Advised Portfolio, excluding cash and cash-equivalents (the “Net Allocated Assets”).

•	0.55% per annum for the first $500 million of the Net Allocated Assets;

•	0.45% per annum for the next $500 million of the Net Allocated Assets (i.e., Net Allocated Assets greater than $500 million but equal to or less than $1 billion); and

•	0.40% per annum of the Net Allocated Assets which are greater than $1 billion.

The Sub-Sub-Adviser Management Fee will be a fee, computed daily and payable monthly, as agreed to between each Sub-Sub-Adviser and the Sub-Adviser from time to time, which amount will not exceed the then applicable Sub-Adviser Management Fee. The Sub-Sub-Adviser Management Fee will be equal to a certain portion of the Sub-Adviser Management Fee, and will be paid by the Sub-Adviser out of the Sub-Adviser Management Fee. The Sub-Sub-Adviser Management Fee will not be paid by the Fund or the Adviser.

Note 4 — Agreements

Transfer Agent

DST Asset Manager Solutions, Inc. (“DST”) will serve as the transfer agent to the Fund. Under the Services Agreement, DST will be responsible for maintaining all shareholder records of the Fund.

Note 5 — Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of the Fund has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

As described in Note 2, the Adviser has incurred expenses on behalf of the Fund. The reimbursement to the Advisor is contingent on the gross amount of proceeds of the Fund’s initial offering of Fund shares and an annualized percentage of net assets.

Note 6 — Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)       Financial Statements

The following financial statements are presented in the statement of additional information:

Page
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of November 20, 2019	F-3
Notes to Financial Statements	F-4

(2)       Exhibits

(a)

Form of Articles of Amendment and Restatement of the Company (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811-23407) filed on December 6, 2019)

(b)	Form of Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811-23407) filed on December 6, 2019)
(d)	Form of Subscription Agreement (included in the prospectus as Appendix A and incorporated herein by reference)
(e)	Form of Distribution Reinvestment Plan
(g)(1)	Form of Investment Advisory Agreement by and between the Company and the Adviser (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811-23407) filed on December 6, 2019)
(g)(2)	Form of Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811-23407) filed on December 6, 2019)
(g)(3)	Form of Sub-Sub-Advisory Agreement between the Sub-Adviser and BlackRock International (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(g)(4)	Form of Sub-Sub-Advisory Agreement between the Sub-Adviser and BlackRock Singapore (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(j)(1)	Form of Custody Agreement (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(j)(2)	Form of Foreign Custody Manager Agreement (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(k)(1)	Form of Administration Agreement by and between the Company and the Administrator (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(k)(2)	Form of Services Agreement by and among the Company, the Administrator and certain other parties thereto (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(k)(3)	Form of Amendment One to the Services Agreement by and among the Company, the Administrator and certain other parties thereto (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(k)(4)	Form of Trademark License Agreement by and between the Company and YieldStreet Inc. (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(l)	Opinion of Venable LLP, as special Maryland counsel for the Company
(n)(1)	Consent of Venable LLP, as special Maryland counsel for the Company (incorporated by reference to Exhibit (l) hereto)

(n)(2)	Consent of Independent Registered Public Accounting Firm
(n)(3)	Power of Attorney (incorporated by reference to Exhibit (n)(3) to Pre-Effective Amendment No. 2 to the Registration Statement (Files No. 333-228959 and 811-23407) filed on November 13, 2019)
(r)(1)	Form of Code of Ethics of the Registrant (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(r)(2)	Form of Code of Ethics of the Adviser (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
(r)(3)	Form of Code of Ethics of the Sub-Adviser and each Sub-Sub-Adviser (incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 3 to the Registration Statement (Files No. 333-228959 and 811- 23407) filed on December 6, 2019)
___________________________________________________________

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this registration statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$121,200
Accounting fees and expenses	$122,500
Legal fees and expenses	$1,150,000
Printing and engraving	$2,250
Transfer Agent fees	$69,000
Miscellaneous fees and expenses	$35,050

Total	$1,500,000

The amounts set forth above, except for the SEC registration fee, are in each case estimated. All of the expenses set forth above shall be borne by the Company.

Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, our Adviser will own 100% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

See “Management” in the prospectus and “Certain Relationships and Related Party Transactions” in the statement of additional information.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Company’s capital shares at November 13, 2019.

Title of Class	Number of Record Holders
Shares of common stock	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Company or any individual who, while a director or officer of the Company and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Each of the Adviser, the Sub-Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our shares or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Each Sub-Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or by us in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under each Sub-Sub-Advisory Agreement. As used in this paragraph, the term “Sub-Sub-Adviser” will include any affiliates of each Sub-Sub-Adviser performing services for us contemplated under each Sub-Sub-Advisory Agreement and partners, directors, officers and employees of each Sub-Sub-Adviser and such affiliates.

The Adviser, a Delaware limited liability company, serves as our administrator. The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Administration Agreement or otherwise as administrator for the Company. The Administrator expects to retain one or more sub-administrators from time to time, pursuant to certain sub-administration agreements, to provide certain administrative services to the Company on behalf of the Administrator. Any such sub-administration agreements will be in accordance with the requirements of the 1940 Act and other applicable U.S. Federal and state law and are expected to contain a provision requiring such sub-administrator(s) to comply with the same restrictions applicable to the Administrator.

Initially, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which each of the Adviser, Sub-Adviser and each director or executive officer of the Adviser and the Sub-Adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled “Management—Board of Directors,” “Executive Officers,” “Investment Advisory Agreement,” “Sub-Advisory Agreement” and “Sub-Sub-Advisory Agreement”. Additional information regarding the Adviser, the Sub-Adviser, the Sub-Sub-Adviser and their officers and directors is set forth in their respective Form ADVs, as filed with the Securities and Exchange Commission (SEC File No. 801-107574 (in the case of the Adviser), SEC File No.801-48433 (in the case of the Sub-Adviser), and SEC File No. 801-51087 and SEC File No. 801-76926 (in the case of the Sub-Sub-Adviser)), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022;

(2)	the Transfer Agent, DST Asset Manager Solutions, Inc., 430 W. 7th Street, Kansas City, MO 64105;

(3)	the Custodian, Bank of New York Mellon, One Wall Street, New York, NY 10286;

(4)	the Adviser, YieldStreet Management, LLC, 300 Park Avenue, 15th Floor, New York, NY 10022;

(5)	the Sub-Adviser, BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055;

(6)	the Sub-Sub-Adviser, (1) BlackRock International Limited, Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom and (2) BlackRock (Singapore) Limited, 20 Anson Road #18-01, 079912 Singapore; and

(7)	the Administrator, YieldStreet Management, LLC, 300 Park Avenue, 15th Floor, New York, NY 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We hereby undertake to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	Not applicable.

(3)	Not applicable.

(4)	We hereby undertake:

(i)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

a.	to include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];

b.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

c.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(ii)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(iii)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(iv)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(v)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

a.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

b.	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

c.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	Not applicable.

(6)	We hereby undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused Pre-Effective Amendment No. 4 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of January, 2020.

YieldStreet Prism Fund Inc.

By:	/s/ Milind Mehere
	Name:	Milind Mehere
	Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, Pre-Effective Amendment No. 4 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, in the capacities indicated, on this 14th day of January, 2020. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title	Date

/s/ Michael Weisz	President and Director	January 14, 2020
Michael Weisz

/s/ Milind Mehere	Chief Executive Officer and Director (Principal Executive Officer)	January 14, 2020
Milind Mehere

/s/ Jimmy Pandhi	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 14, 2020
Jimmy Pandhi

*	Director	January 14, 2020
John Siciliano

*	Director	January 14, 2020
William Riegel

*	Director	January 14, 2020
James Jessee

*	Signed by Milind Mehere pursuant to a power of attorney signed by each individual and filed with this Registration Statement on November 13, 2019.